Exhibit 10.1

PNC EQUIPMENT FINANCE, LLC

MASTER LEASE AGREEMENT

THIS MASTER LEASE AGREEMENT (this “Lease”) is made as of October 29, 2015, between PNC EQUIPMENT FINANCE, LLC, its successors and assigns (“Lessor”), and ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (“ARLP”), HAMILTON COUNTY COAL, LLC, a Delaware limited liability company (“HCC”) and WHITE OAK RESOURCES LLC, a Delaware limited liability company (“White Oak”), and their respective successors and permitted assigns (ARLP, HCC and White Oak, collectively and jointly and severally, “Lessee”).

Lessee desires to lease from Lessor the equipment and other property (the “Equipment”) described in each Equipment Schedule executed pursuant to this Lease (each, a “Schedule”) incorporating by reference the terms and conditions of this Lease (the term “Lease” shall also include any Riders to this Lease entered into with respect to such Schedule).  Certain definitions and construction of certain of the terms used in this Lease are provided in Section 19 hereof.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Lease agree as follows:

1.             AGREEMENT TO LEASE; TERM.  This Lease is effective as of the date specified above.  By entering into a Schedule, Lessor leases the Equipment described therein to Lessee, and Lessee leases such Equipment from Lessor, in each case, subject to the terms and conditions in this Lease and such Schedule and all of the other documents and agreements executed in connection herewith (collectively, the “Lease Documents”).  Each Schedule, incorporating the terms and conditions of this Lease, will constitute a separate instrument of lease.  The term of lease with respect to each item of Equipment leased under a Schedule shall commence on the date of execution of such Schedule and continue for the term provided in that Schedule.

2.             RENT.  Lessee shall pay Lessor (a) the rental installments (“Basic Rent”) as and when specified in each Schedule, without demand, and (b) all of the other amounts payable in accordance with this Lease, such Schedule and/or any of the other Lease Documents (“Other Payments”, and together with the Basic Rent, collectively, the “Rent”).  Upon Lessee’s execution thereof, the related Schedule shall constitute a non-cancelable net lease, and Lessee’s obligation to pay Rent, and otherwise to perform its obligations under or with respect to such Schedule and all of the other Lease Documents, are and shall be absolute and unconditional and shall not be affected by any circumstances whatsoever, including any right of setoff, counterclaim, recoupment, deduction, defense or other right which Lessee may have against Lessor, the manufacturer or vendor of the Equipment (the “Suppliers”), or anyone else, for any reason whatsoever (each, an “Abatement”).  Lessee agrees that all Rent shall be paid in accordance with Lessor’s or Assignee’s written direction.  Time is of the essence.  If any Rent is not paid within ten (10) days of the due date, Lessor may collect, and Lessee agrees to pay, a late charge (“Late Charge”) equal to the percentage set forth in the related Schedule as the “Late Charge Rate” of the amount not timely paid.

3.             REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF LESSEE.  Lessee represents, warrants and agrees that, as of the effective date of this Lease and of each Schedule: (a) Lessee has the form of business organization indicated, and is and will remain duly organized and existing in good standing under the laws of the state specified, under Lessee’s signature and is duly qualified to do business wherever necessary to perform its obligations under the Lease Documents, including, in the case of each Lessee that is maintaining or operating the Equipment in a jurisdiction, each such jurisdiction in which the Equipment is or will be located.  Lessee’s legal name is as shown in the preamble of this Lease; and Lessee’s Federal Employer Identification Number and organizational number are as set forth under Lessee’s signature.  Within the previous six (6) years, Lessee has not changed its name, done business under any other name, or merged or been the surviving entity of any merger, except as disclosed to Lessor in writing. (b) The Lease Documents (1) have been duly authorized by all necessary action consistent with Lessee’s form of organization, (2) do not require the approval of, or giving notice to, any governmental authority, (3) do not contravene or constitute a default under any applicable law, Lessee’s organizational documents, or any agreement, indenture, or other instrument to which Lessee is a party or by which it may be bound, and (4) constitute legal, valid and binding obligations of Lessee enforceable against Lessee, in accordance with the terms thereof.  (c) There are no pending actions or proceedings to which Lessee is a party, and there are no other pending or threatened actions or proceedings of which Lessee has knowledge, before any court, arbitrator or

LEASE AGREEMENT — LEASE FOR SECURITY

administrative agency, which, either individually or in the aggregate, would have a Material Adverse Effect.  As used herein, “Material Adverse Effect” shall mean (i) a materially adverse effect on the business, condition (financial or otherwise), operations, performance or properties of Lessee, or on Lessor’s rights and remedies under this Lease, or (ii) a material impairment of the ability of Lessee to perform its obligations under or remain in compliance with such Schedule or any of the other Lease Documents.  Further, Lessee is not in default under any financial or other material agreement that, either individually, or in the aggregate, would have a Material Adverse Effect.  (d) All of the Equipment covered by such Schedule is located solely in the jurisdiction(s) specified in such Schedule.  (e) Under the applicable laws of each such jurisdiction, such Equipment consists (and shall continue to consist) solely of personal property and not fixtures.  Such Equipment is removable from and is not essential to the premises at which it is located.  (f) The consolidated financial statements of Lessee (copies of which have been furnished to Lessor) have been prepared in accordance with generally accepted accounting principles consistently applied (“GAAP”), and fairly present Lessee’s financial condition and the results of its operations on a consolidated basis as of the date of and for the period covered by such statements, and since the date of such statements there has been no material adverse change in such conditions or operations.  (g) With respect to any Collateral, Lessee has good title to, rights in, and/or power to transfer all of the same. (h)  The Supplier is not an affiliate of Lessee.  (i)  The Purchase Agreement (as such term is hereinafter defined) represents an arms’ length transaction and the purchase price for the Equipment specified therein is the amount obtainable in an arms’ length transaction between a willing and informed buyer and a willing and informed seller under no compulsion to sell.

4.             FURTHER ASSURANCES AND OTHER COVENANTS.  Lessee agrees as follows: (a) Lessee will furnish Lessor with (1) Lessee’s consolidated balance sheet, statement of income and statement of retained earnings, prepared in accordance with GAAP, certified by a recognized firm of certified public accountants, within one hundred twenty (120) days of the close of each fiscal year of Lessee, (2) Lessee’s consolidated quarterly financial report certified by the chief financial officer of Lessee, within sixty (60) days of the close of each fiscal quarter of Lessee, and (3) all of Lessee’s parent company’s Forms 10-K and 10-Q, if any, filed with the Securities and Exchange Commission (“SEC”) as and when filed (by furnishing these SEC forms, or making them publicly available in electronic form, in each case, within the time periods set forth in clauses (1) and (2), Lessee shall be deemed to have satisfied the requirements of clauses (1), (2) and (3)). (b) Lessee shall obtain and deliver to Lessor and/or promptly execute or otherwise authenticate any documents, filings, waivers (including any landlord and mortgagee waivers), releases and other records, and will take such further action as Lessor may reasonably request in furtherance of Lessor’s rights under any of the Lease Documents.  Lessee will deliver to Lessor any additional information reasonably requested by Lessor relating to the Equipment and/or the general financial condition of Lessee.  Lessee irrevocably authorizes Lessor to file UCC financing statements (“UCCs”), and other filings with respect to the Equipment or any Collateral.  Without Lessor’s prior written consent, Lessee agrees not to file any corrective or termination statements or partial releases with respect to any UCCs filed by Lessor pursuant to this Lease. (c) Lessee shall provide written notice to Lessor: (1) thirty (30) days prior to any change in Lessee’s name or jurisdiction or form of organization; (2) promptly upon the occurrence of any Event of Default (as defined in Section 15) or event which, with the lapse of time or the giving of notice, or both, would become an Event of Default (a “Default”); and (3) promptly upon Lessee becoming aware of any alleged violation of applicable law relating to the Equipment or this Lease.  (d)  Lessee has been advised by Lessor that the USA Patriot Act establishes minimum standards of account information to be collected and maintained by Lessor, and that to help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account; and specifically, this means that when Lessee executes this Lease, Lessor may ask for Lessee’s name and address, the date of birth of the officers executing this Lease, and other information that will allow Lessor to identify Lessee; and that Lessor may also ask to see the driver’s license or other identifying documents of the officers of Lessee executing this Lease.  (e) Lessee is and will remain in material compliance with all applicable laws.  (f)  As of the date of this Lease, as of the date of each advance of proceeds under a Schedule pursuant to this Lease, as of the date of any renewal, extension or modification of this Lease or any Schedule, and at all times that any obligations exist hereunder: (1) neither Lessee nor any guarantor, or any other obligor of the obligations created hereunder (together, the “Obligor”) (i) is listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person or entity, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejections of transactions) under any order or directive of any Compliance Authority; (ii) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person; or (iii) does business in or with, or derives any of its operating income from investments in or transactions with, any Sanctioned Person or Sanctioned Country in violation of any law or regulation enforced by any Compliance Authority; (2) the proceeds of this Lease, and any Lease executed hereunder, will not be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Country; and (3) each Obligor is in compliance with, and no Obligor engages in any dealings or transactions prohibited by, any laws of the United States including the USA Patriot Act, the Trading with the Enemy Act, or the U.S. Foreign Corrupt Practices Act of 1977, all as amended, supplemented or replaced from time to time.  As used herein: “Compliance Authority” means each and all of the (A) U.S. Department of the Treasury’s Office of

Foreign Asset Control; (B) U.S. Treasury Department/Financial Crimes Enforcement Network; (C) U.S. State Department/Directorate of Defense Trade Controls; (D) U.S. Commerce Department/Bureau of Industry and Security; (E) U.S. Internal Revenue Service; (F) U.S. Justice Department; and (G) U.S. Securities and Exchange Commission; “Sanctioned Country” means a country subject to a sanctions program maintained by any Compliance Authority; and “Sanctioned Person” means any individual person, a group, regime, entity or thing subject to, or specially designated under, any sanctions program maintained by any Compliance Authority.

Upon the occurrence of an Incorporation Event (as defined below), all covenants of Lessee that are based upon a specified level or ratio relating to assets, liabilities, indebtedness, rentals, net worth, cash flow, earnings, profitability, or any other accounting-based measurement or test, now or hereafter existing (collectively, the “Additional Covenants”), in any agreement between Lessee and PNC Bank, National Association or any affiliate thereof as a participant (a “Bank Facility”) shall be deemed permanently incorporated into this Lease, in their then existing form without further modification or amendment except as may be agreed to in writing by Lessor.  As used herein, “Incorporation Event” means (x) PNC Bank, National Association or any affiliate thereof is no longer participating in the Bank Facility and/or (y) the cancellation or termination of a Bank Facility due to voluntary prepayment, payment at maturity, default or otherwise.  Amendment or restatement of a Bank Facility shall not be considered cancellation or termination of such Bank Facility for purposes of clause (y).  Upon an Incorporation Event, Lessee shall promptly provide Lessor (i) prior written notice of the cancellation or termination of a Bank Facility for any reason, and (ii) upon request from Lessor, copies of any certificates of compliance and supporting information and reports in the form required pursuant to a Bank Facility as they pertain to the Additional Covenants, and shall continue to provide the same to Lessor notwithstanding the cancellation or other termination of such Bank Facility for so long as any Obligations owing to Lessor remain outstanding in connection with this Lease.

5.             CONDITIONS PRECEDENT.  Lessor’s agreement to purchase and lease any Equipment under a Schedule, is conditioned upon Lessor’s determination that all of the following have been satisfied: (a) Lessor having received the following, in form and substance reasonably satisfactory to Lessor: (1) evidence as to due compliance with the insurance provisions of Section 11; (2) lien searches in the jurisdiction of Lessee’s organization, and wherever else Lessor deems appropriate; (3) UCCs, real property waivers and all other filings required by Lessor; (4) a certificate of an appropriate officer of Lessee certifying: (A) resolutions duly authorizing the transactions contemplated in the applicable Lease Documents, and (B) the incumbency and signature of the officers of Lessee authorized to execute such documents; (5) if requested by Lessor, an opinion of counsel for Lessee as to each of the matters set forth in sub-parts (a) through (c) of Section 3; (6) the only manually executed original of the Schedule, and counterpart originals of all other Lease Documents; (7) all purchase documents pertaining to the Equipment (collectively, the “Purchase Agreement”); (8) if requested by Lessor, good standing certificates from the jurisdiction of Lessee’s organization and, in the case of each Lessee maintaining or operating Equipment in a particular jurisdiction, the location of the Equipment, and evidence of Lessee’s organizational number; and (9) such other documents, agreements, instruments, certificates, opinions, and assurances, as Lessor reasonably may require.  (b) All representations and warranties provided by Lessee in favor of Lessor in any of the Lease Documents shall be true and correct on the effective date of the related Schedule (Lessee’s execution and delivery of the Schedule shall constitute Lessee’s acknowledgment of the same).  (c) There shall be no Default or Event of Default under the Schedule or any other Lease Documents.  (d) No event shall have occurred which could reasonably be expected to cause a Material Adverse Effect and no material litigation shall have been initiated against Lessee or any Obligor. The Equipment shall have been delivered to and accepted by Lessee, as evidenced by the Schedule, and shall be in the condition and repair required hereby; and on the effective date of such Schedule Lessor shall have received good title to the Equipment described therein, free and clear of any claims, liens, attachments, rights of others and legal processes (“Liens”).

6.             ACCEPTANCE UNDER LEASE.  Lessor hereby appoints Lessee as Lessor’s agent for the sole purpose of accepting delivery of the Equipment from the Supplier.  Upon delivery, Lessee shall inspect and, if conforming to the condition required by the applicable Purchase Agreement, accept the Equipment and execute and deliver to Lessor a Schedule describing such Equipment. The Schedule will evidence Lessee’s unconditional and irrevocable acceptance under the Schedule of the Equipment described therein.  However, if Lessee fails to accept delivery of any item of the Equipment, or accepts such Equipment but fails to satisfy any or all of the other conditions set forth in Section 5, Lessor shall have no obligation to purchase or lease such Equipment.  In such event, Lessor’s rights shall include, among other things, the right to demand that Lessee (a) fully assume all obligations as purchaser of the Equipment, with the effect of causing Lessor to be released from any liability relating thereto, (b) immediately remit to Lessor an amount sufficient to reimburse it for all advance payments, costs, taxes or other charges paid or incurred with respect to the Equipment (including any of such amounts paid by Lessor to Supplier under the Purchase Agreement or as a reimbursement to Lessee), together with interest at the Default Rate accruing from the date or dates such amounts were paid by Lessor until indefeasibly repaid by Lessee in full, and (c) take all other actions necessary to accomplish such assumption.

7.             USE AND MAINTENANCE.  (a) Lessee shall (1) use the Equipment solely at Mine #1 in Mcleansboro, Illinois (or such other location as shall have been previously approved by Lessor in writing) and in the conduct of its business, for the purpose for which the Equipment was designed, in a careful and proper manner, and shall not permanently discontinue use of the Equipment; (2) operate, maintain, service and repair the Equipment, and maintain all records and other materials relating thereto, (A) in accordance and consistent with (i) the Supplier’s recommendations and all maintenance and operating manuals or service agreements, whenever furnished or entered into, including any subsequent amendments or replacements thereof, issued by the Supplier or service provider, (ii) the requirements of all applicable insurance policies, (iii) the Purchase Agreement, so as to preserve all of Lessee’s and Lessor’s rights thereunder, including all rights to any warranties, indemnities or other rights or remedies, (iv) all applicable laws, and (v) the prudent practice of other similar companies in the same business as Lessee, but in any event, to no lesser standard than that employed by Lessee for comparable equipment owned or leased by it; and (B) without limiting the foregoing, so as to cause the Equipment to be in good repair and operating condition and in at least the same condition as when delivered to Lessee hereunder, except for ordinary wear and tear resulting despite Lessee’s full compliance with the terms hereof; (3) provide written notice to Lessor not less than thirty (30) days after any change of the location of any Equipment (or the location of the principal garage of any Equipment, to the extent that such Equipment is mobile equipment) as specified in the Schedule (for the avoidance of doubt, the Lessee shall not move the Equipment to any location other than the location or locations permitted pursuant to clause (a)(1) of this Section 7); and (4) not attach or incorporate the Equipment to or in any other property in such a manner that the Equipment may be deemed to have become an accession to or a part of such other property.  (b) Within a reasonable time, Lessee will replace any parts of the Equipment which become worn out, lost, destroyed, damaged beyond repair or otherwise unfit for use, by new or reconditioned replacement parts which are free and clear of all Liens and have a value, utility and remaining useful life at least equal to the parts replaced (assuming that they were in the condition required by this Lease).  Any modification or addition to the Equipment that is required by this Lease shall be made by Lessee.  An interest in all such parts, modifications and additions to the Equipment immediately shall vest in Lessor, without any further action by Lessor or any other person, and they shall be deemed incorporated in the Equipment for all purposes of the related Schedule.  Unless replaced in accordance with this Section, Lessee shall not remove any parts originally or from time to time attached to the Equipment, if such parts are essential to the operation of the Equipment, are required by any other provision of this Lease or cannot be detached from the Equipment without materially interfering with the operation of the Equipment or adversely affecting the value, utility and remaining useful life which the Equipment would have had without the addition of such parts.  Except as permitted in this Section, Lessee shall not make any material alterations to the Equipment.  (c) Upon forty-eight (48) hours’ notice, Lessee shall afford Lessor and/or its designated representatives access to the premises where the Equipment is located for the purpose of inspecting such Equipment and all applicable maintenance or other records relating thereto at any reasonable time during normal business hours; provided, however, if a Default or Event of Default shall have occurred and then be continuing, no notice of any inspection by Lessor shall be required.  If any discrepancies are found as they pertain to the general condition of the Equipment, Lessor will communicate these discrepancies to Lessee in writing.  Lessee shall then have thirty (30) days to rectify these discrepancies at its sole expense. Lessee shall pay all expenses of a re-inspection by Lessor’s appointed representative, if corrective measures were required.

8.             DISCLAIMER; QUIET ENJOYMENT.  (a) THE EQUIPMENT IS LEASED HEREUNDER “AS IS, WHERE IS”.  LESSOR SHALL NOT BE DEEMED TO HAVE MADE, AND HEREBY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE EQUIPMENT, INCLUDING ANY PART, OR ANY MATTER WHATSOEVER, INCLUDING, AS TO EACH ITEM OF EQUIPMENT, ITS DESIGN, CONDITION, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, TITLE, ABSENCE OF ANY PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT OR LATENT DEFECT (WHETHER OR NOT DISCOVERABLE BY LESSEE), COMPLIANCE OF SUCH ITEM WITH ANY APPLICABLE LAW, CONFORMITY OF SUCH ITEM TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE DOCUMENT OR TO THE DESCRIPTION SET FORTH IN THE RELATED SCHEDULE OR ANY OF THE OTHER LEASE DOCUMENTS, OR ANY INTERFERENCE OR INFRINGEMENT (EXCEPT AS EXPRESSLY PROVIDED IN SECTION 8(b)), OR ARISING FROM ANY COURSE OF DEALING OR USAGE OF TRADE, NOR SHALL LESSOR BE LIABLE, FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES OR FOR STRICT OR ABSOLUTE LIABILITY IN TORT; AND LESSEE HEREBY WAIVES ANY CLAIMS ARISING OUT OF ANY OF THE FOREGOING. Without limiting the foregoing, Lessor will not be responsible to Lessee or any other person with respect to, and Lessee agrees to bear sole responsibility for, any risk or other matter that is the subject of Lessor’s disclaimer; and Lessor’s agreement to enter into this Lease and any Schedule is in reliance upon the freedom from and complete negation of liability or responsibility for the matters so waived or disclaimed herein or covered by the indemnity in this Lease.  So long as no Event of Default has occurred and is continuing, Lessee may exercise Lessor’s rights, if any, under any warranty with respect to the Equipment.  Lessee’s exercise of such rights shall be at its sole risk, shall not result in any prejudice to Lessor, and may be exercised only during the term of the related Schedule.  Lessee shall not attempt to enforce any such warranty by legal proceeding without Lessor’s prior written approval, not to be unreasonably withheld or delayed.  (b)  Lessor warrants that during the term of each Schedule, so long as no Event of Default has occurred and is continuing, Lessee’s possession and use of the Equipment leased thereunder shall not be interfered with by Lessor or anyone rightfully claiming an interest through Lessor.  The preceding warranty is in lieu of all other warranties by Lessor, whether written, oral or implied, with respect to this Lease or the Equipment.  Any actual or purported breach of this warranty shall not give rise to any Abatement, but Lessee may bring a direct cause of action against Lessor for any actual damages directly resulting from any such breach.

9.             FEES AND TAXES.  Lessee agrees to: (a) (1) if permitted by law, file in Lessee’s own name or on Lessor’s behalf, directly with all appropriate taxing authorities all declarations, returns, inventories and other documentation with respect to any personal property taxes (or any other taxes in the nature of or imposed in lieu of property taxes) due or to become due with respect to the Equipment, and if not so permitted by law, to promptly notify Lessor and provide it with all information required in order for Lessor to timely file all such declarations, returns, inventories, or other documentation, and (2) pay on or before the date when due all such taxes assessed, billed or otherwise payable with respect to the Equipment directly to the appropriate taxing authorities; (b) (1) pay when due as requested by Lessor, and (2) defend and indemnify Lessor on a net after-tax basis against liability for all license and/or registration fees, assessments, and sales, use, property, excise, privilege, value added and other taxes or other charges or fees now or hereafter imposed by any governmental body or agency upon the Equipment or with respect to the manufacture, shipment, purchase, ownership, delivery, installation, leasing, operation, possession, use, return, or other disposition thereof or the Rent hereunder (other than taxes on or measured solely by the net income of Lessor); and (c) indemnify Lessor against any penalties, charges, interest or costs imposed with respect to any items referred to in clauses (a) and (b) above (the items referred to in clauses (a), (b), and (c) above being referred to herein as “Impositions”).  Any Impositions which are not paid when due and which are paid by Lessor shall, at Lessor’s option, become immediately due from Lessee to Lessor.

10.      INTENT; GRANTING CLAUSE.  (a) Lessee and Lessor intend that each Schedule, incorporating by reference the terms of this Lease, constitutes the retention of a security interest by Lessor in the Equipment described therein and not a true “lease” as defined in the UCC.  (b) In order to secure the prompt payment of the Rent and all of the other amounts from time to time outstanding with respect hereto and to each Schedule, and the performance and observance by Lessee of all of the provisions hereof and thereof and of all of the other Lease Documents, Lessee hereby collaterally assigns, grants, and conveys to Lessor, a security interest in and lien on all of Lessee’s right, title and interest in and to all of the following (whether now existing or hereafter created, and including any other collateral described on any rider hereto; the “Collateral”): (1) the Equipment described in such Schedule or otherwise covered thereby (including all inventory, fixtures or other property comprising the Equipment), together with all related software (embedded therein or otherwise) and general intangibles, all additions, attachments, accessories and accessions thereto whether or not furnished by the Supplier; (2) all subleases, chattel paper, accounts, security deposits, and general intangibles relating to such Equipment, and any and all substitutions, replacements or exchanges for any such item of Equipment or other above-described collateral, in each such case in which Lessee shall from time to time acquire an interest; and (3) any and all insurance and/or other proceeds of the property and other collateral in and against which a security interest is granted hereunder.  The collateral assignment, security interest and lien granted herein shall survive the termination, cancellation or expiration of each Schedule until such time as Lessee’s obligations thereunder and under the other Lease Documents are fully and indefeasibly discharged; provided, however, that upon full and indefeasible payment of the Rent and other amounts owed under any particular Schedule, Lessor shall terminate its security interest in the Equipment and related Collateral covered by such Schedule and convey to Lessee all interest in such Equipment and related Collateral on an “AS IS, WHERE IS” basis without representation and warranty of any kind other than the Equipment and related Collateral being free of Liens created by or arising through Lessor.  (c) If a court of competent jurisdiction confirms that any Schedule is a sale and extension of credit, a lease intended for security, a loan secured by the Equipment described in such Schedule, or other similar arrangement, any obligation to pay Basic Rent or any Other Payment, to the extent constituting the payment of interest, shall be at an interest rate that is equal to the lesser of the maximum lawful rate permitted by applicable law or the effective interest rate used by Lessor in calculating such amounts.  (d) Lessee hereby acknowledges and agrees that, to the extent that Lessor’s participation in any purchase and lease of an item or items of Equipment pursuant to this Lease constitutes a financing of Lessee’s acquisition of such item or items of Equipment, Lessee’s repayment of the amounts of such financing shall apply on a “first-in/first-out” basis so that portions of the amounts of such financing used to purchase such item or items of Equipment shall be deemed repaid in the chronological order of the use of such amounts to purchase the same.

11.      INSURANCE.  Upon acceptance under a Schedule, Lessee shall maintain all-risk insurance coverage with respect to the Equipment insuring against, among other things: (a) any casualty to the Equipment (or any portion thereof), including loss or damage due to fire and the risks normally included in extended coverage, malicious mischief and vandalism, for not less than the Stipulated Loss Value of the Equipment; and (b) any commercial liability, including without limitation industrial special risk liability, arising in connection with the Equipment, including both bodily injury and property damage with a combined single limit per occurrence of not less than the amount specified in the Schedule; having a deductible reasonably satisfactory to Lessor.  Lessee shall cause to be provided to Lessor, prior to the scheduled expiration or lapse of such insurance coverage, evidence satisfactory to Lessor of renewal or replacement coverage.  The required insurance policies (including endorsements) shall (i) be in form and amount reasonably satisfactory to Lessor, and written by insurers of recognized reputation and responsibility satisfactory to Lessor (but such insurer shall carry a current rating by A.M. Best Company of at least “A” for a general policyholder and a financial rating of at least “VIII”), (ii) be endorsed to name Lessor (and its successors and assigns) as an additional insured (but without responsibility for premiums) and lender’s loss payee, (iii) provide that any amount payable under the required casualty coverage shall be paid directly to Lessor as sole loss payee, and (iv) provide for thirty (30) days’ written notice by such insurer of cancellation, material change, or non-renewal.  After Lessor has recovered the Stipulated Loss Value, plus any other amounts due under Section 12, for Equipment respecting which there was a casualty event, so long as no Default or Event of Default has occurred and is continuing, the excess insurance proceeds received by Lessor respecting such Equipment will be paid over by Lessor to Lessee.  Lessee agrees that it shall obtain and maintain such other coverages (including pollution coverage), or cause adjustments to be made to the scope, amount or other aspects of the existing coverages, promptly upon Lessor’s request, as and when Lessor deems such additional coverages or modifications to be appropriate in light of any changes in applicable law, prudent industry practices, Lessee’s anticipated use of the Equipment or other pertinent circumstances.

12.      LOSS AND DAMAGE.  (a) At all times during the term of this Lease, Lessee shall bear the risk of loss, theft, confiscation, taking, unavailability, damage or partial destruction of the Equipment and shall not be released from its obligations under any Schedule or other Lease Document in any such event. (b) Lessee shall provide prompt written notice to Lessor of any Total Loss or any material damage to the Equipment.  Any such notice must be provided together with any damage reports provided to any governmental authority, the insurer or Supplier, and any documents pertaining to the repair of such damage, including copies of work orders, and all invoices for related charges. (c) Without limiting any other provision hereof, Lessee shall repair all damage to any item of Equipment from any and all causes, other than a Total Loss, so as to cause it to be in the condition and repair required by this Lease. (d) A “Total Loss” shall be deemed to have occurred to an item of Equipment upon: (1) the actual or constructive total loss of any item of the Equipment, (2) the loss, disappearance, theft or destruction of any item of the Equipment, or damage to any item of the Equipment that is uneconomical to repair or renders it unfit for normal use, or (3) the condemnation, confiscation, requisition, seizure, forfeiture or other taking of title to or use of any item of the Equipment or the imposition of any Lien thereon by any governmental authority.  On the next rent payment date following a Total Loss (a “Loss Payment Date”), Lessee shall pay to Lessor the Basic Rent due on that date plus the Stipulated Loss Value of the item or items of the Equipment with respect to which the Total Loss has occurred (the “Lost Equipment”), together with any Other Payments due hereunder with respect to the Lost Equipment.  Upon making such payment, (i) Lessee’s obligation to pay future Basic Rent shall terminate solely with respect to the items of Lost Equipment so paid for, but Lessee shall remain liable for, and pay as and when due, all Other Payments, and (ii) Lessor shall terminate its interest in the Lost Equipment, and convey such interest to Lessee on an “AS IS, WHERE IS” basis without representation and warranty of any kind other than the Equipment being free of Liens created by or arising through Lessor, but subject to the requirements of any third party insurance carrier in order to settle an insurance claim.  As used in this Lease, “Stipulated Loss Value” shall mean the product of the Total Invoice Cost of the Lost Equipment as set forth in the applicable Schedule, times the percentage factor applicable to the Loss Payment Date, as set forth in the Schedule of Stipulated Loss Values incorporated in such Schedule.  After the final rent payment date of the original term or any renewal term of a Schedule, the Stipulated Loss Value shall be determined as of the last rent payment date during the applicable term of such Schedule, and the applicable percentage factor shall be the last percentage factor set forth in the Schedule of Stipulated Loss Values incorporated in such Schedule.  (e) Lessor shall be under no duty to Lessee to pursue any claim against any person in connection with a Total Loss or other loss or damage but will, upon Lessee’s request, assign, on an “AS IS, WHERE IS” basis without representation and warranty of any kind, any claim that may arise in connection with a Total Loss or other loss or damage. (f) If Lessor receives a payment under an insurance policy required under this Lease in connection with any Total Loss or other loss of or damage to an item of Equipment, and such payment is both unconditional and indefeasible, then provided Lessee shall have complied with the applicable provisions of this Section, Lessor shall either (1) if received pursuant to a Total Loss, remit such proceeds to Lessee up to an amount equal to the amount paid by Lessee to Lessor as the Stipulated Loss Value, or credit such proceeds against any amounts owed by Lessee pursuant to Section 12(d), or (2) if received with respect to repairs made pursuant to Section 12(c), remit such proceeds to Lessee up to an amount equal to the amount of the costs of repair actually incurred by Lessee, as established to Lessor’s satisfaction.

13.      REDELIVERY.  (a) If an Event of Default occurs with respect to a Schedule and Lessee is required to return the Equipment described on such Schedule to Lessor, Lessee shall return such Equipment to Lessor free and clear of all Liens whatsoever, to such place(s) within the continental United States as Lessor shall specify.  Lessee shall provide, at its expense, transit insurance for the redelivery period in an amount equal to the Stipulated Loss Value of such Equipment and Lessor shall be named as the loss payee on all such policies of insurance.  Lessee shall cause: (1) the Supplier’s representative or other qualified person acceptable to Lessor (the “Designated Person”) to de-install such Equipment in accordance with the Supplier’s specifications (as applicable) and pack such Equipment properly and in accordance with the Supplier’s recommendations (as applicable); and (2) such Equipment to be transported in a manner consistent with the Supplier’s recommendations and practices (as applicable).  Upon return, such Equipment shall be:  (i)  in the same condition as when delivered to Lessee under the related Schedule, ordinary wear and tear excepted; (ii) mechanically and structurally sound, capable of performing the functions for which such Equipment was originally designed, in accordance with the Supplier’s published and recommended specifications (as applicable); (iii) redelivered with all component parts in good operating condition (and all components must meet or exceed the Supplier’s minimum recommended specifications, unless otherwise agreed by Lessor in writing); (iv) redelivered with all software and documentation necessary for the operation of such Equipment for the performance of the functions for which such Equipment was originally designed (whether or not such software is embedded in or otherwise is a part of such Equipment); and (v)  cleaned and cosmetically acceptable, with all Lessee-installed markings removed and all rust, corrosion or other contamination having been removed or properly treated, and in such condition so that it may be immediately installed and placed in service by a third party.  Upon delivery, such Equipment shall be in compliance with all applicable Federal, state and local laws, and health and safety guidelines.  Lessee shall be responsible for the cost of all repairs, alterations, inspections, appraisals, storage charges, insurance costs, demonstration costs and other related costs necessary to cause such Equipment to be in full compliance with the terms of this Lease.  (b) If requested by Lessor, Lessee shall also deliver all related records and other data to Lessor, including all records of maintenance, modifications, additions and major repairs, computerized maintenance history, and any maintenance and repair manuals (collectively, the “Records”).  All manuals or other documents delivered to Lessor that are subject to periodic revision will be fully up-to-date and current to the latest revision standard of any particular manual or document. In the event any such Records are missing or incomplete, Lessor shall have the right to cause the same to be reconstructed at Lessee’s expense. (c) In addition to Lessor’s other rights and remedies hereunder, if such Equipment and the related Records are not returned in a timely fashion, or if repairs are necessary to place any item of Equipment in the condition required in this Section, Lessee shall (i) continue to pay to Lessor per diem rent at the last prevailing lease rate under the applicable Schedule with respect to such item of Equipment, for the period of delay in redelivery, and/or for the period of time reasonably necessary to accomplish such repairs, and (ii) pay to Lessor an amount equal to the aggregate cost of any such repairs.  Lessor’s acceptance of such rent on account of such delay and/or repair does not constitute an extension or renewal of the term of the related Schedule or a waiver of Lessor’s right to prompt return of such Equipment in proper condition.  Such amount shall be payable upon the earlier of Lessor’s demand or the return of such Equipment in accordance with this Lease. (d) Without limiting any other terms or conditions of this Lease, the provisions of this Section are of the essence of each Schedule, and upon application to any court of equity having jurisdiction, Lessor shall be entitled to a decree against Lessee requiring Lessee’s specific performance of its agreements in this Section.

14.      INDEMNITY.  Lessee shall indemnify, defend and keep harmless Lessor and any Assignee (as defined in Section 17), and their respective agents and employees (each, an “Indemnitee”), from and against any and all Claims (other than such as may directly and proximately result from the actual, but not imputed, gross negligence or willful misconduct of such Indemnitee), by paying, on a net after-tax basis, or otherwise discharging same, when and as such Claims shall become due.  Lessee agrees that the indemnity provided for in this Section includes the agreement by Lessee to indemnify each Indemnitee from the consequences of its own simple negligence, whether that negligence is the sole or concurring cause of the Claims, and to further indemnify each such Indemnitee with respect to Claims for which such Indemnitee is strictly liable.  Lessor shall give Lessee prompt notice of any Claim hereby indemnified against and Lessee shall be entitled to control the defense of and/or to settle any Claim, in each case, so long as (1) no Default or Event of Default has occurred and is then continuing, (2) Lessee confirms, in writing, its unconditional and irrevocable commitment to indemnify each Indemnitee with respect to such Claim, (3) Lessee is financially capable of satisfying its obligations under this Section, (4) Lessor approves the defense counsel selected by Lessee, and (5) there is no reasonable risk of criminal liability being imposed on Lessor or any of its directors, officers or employees as a result of such Claim.  The term “Claims” shall mean all claims, allegations, harms, judgments, settlements, suits, actions, debts, obligations, damages (whether incidental, consequential or direct), demands (for compensation, indemnification, reimbursement or otherwise), losses, penalties, fines, liabilities (including strict liability), charges that Lessor has incurred or for which it is responsible, in the nature of interest, Liens, and costs (including attorneys’ fees and disbursements and any other legal or non-legal expenses of investigation or defense of any Claim, whether or not such Claim is ultimately defeated or enforcing the rights, remedies or indemnities provided for hereunder, or otherwise available at law or equity to Lessor), of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, by or against any person, arising on account of (A) any Lease Document, including the performance, breach (including any Default or Event of Default) or enforcement of any of the terms thereof, or (B) the Equipment, or any part or other contents thereof, any substance at any time contained therein or emitted therefrom, including any hazardous substances, or the premises at which the Equipment may be located from time to time, or (C) the ordering, acquisition, delivery, installation or rejection of the Equipment, the possession of any property to which it may be attached from time to time, maintenance, use, condition, ownership or operation of any item of Equipment, and by whomsoever owned, used, possessed or operated, during the term of any Schedule with respect to that item of Equipment, the existence of latent and other defects (whether or not discoverable by Lessor or Lessee) any claim in tort for negligence or strict liability relating to the Equipment or other Collateral, and any claim for patent, trademark or copyright infringement relating to the Equipment or other Collateral, or the loss, damage, destruction, theft, removal, return, surrender, sale or other disposition of the Equipment, or any item thereof, including Claims involving or alleging environmental damage, or any criminal or terrorist act, or for whatever other reason whatsoever.  If any Claim is made against Lessee or an Indemnitee, the party receiving notice of such Claim shall promptly notify the other, but the failure of the party receiving notice to so notify the other shall not relieve Lessee of any obligation hereunder.

15.      DEFAULT.  A default shall be deemed to have occurred hereunder and under a Schedule upon the occurrence of any of the following (each, an “Event of Default”):  (a) non-payment of Basic Rent within ten (10) days of the applicable rent payment date (it being agreed that Lessor shall provide notice (which need not be in writing) to Lessee of such non-payment but that such ten (10)-day period will begin to run from the relevant rent payment date); (b) non-payment of any Other Payment within five (5) days after it is due (it being agreed that Lessor shall provide notice (which need not be in writing) to Lessee of such non-payment but that such five (5)-day period will begin to run from the relevant payment due date); (c) failure to maintain, use or operate the Equipment in material compliance with applicable law; (d) breach by Lessee of its covenants pursuant to Section 4(f) hereof; (e) failure to obtain, maintain and comply with all of the insurance coverages required under this Lease; (f) any transfer or encumbrance, or the existence of any Lien, that is prohibited by this Lease; (g) a payment or other default by Lessee under any loan, lease, guaranty or other financial obligation to Lessor or its affiliates which default entitles the other party to such obligation to exercise remedies; (h) a payment or other default by Lessee under any material loan, lease, guaranty or other material financial obligation to any third party which default has been declared (for the avoidance of doubt, each Bank Facility shall be considered a material loan for purposes of this clause (h)); (i) a material inaccuracy in any representation or breach of warranty by Lessee (including any false or misleading representation or warranty) in any financial statement or Lease Document, including any omission of any substantial contingent or unliquidated liability or claim against Lessee (for the avoidance of doubt, no contingent or unliquidated liability or claim shall be deemed omitted from a financial statement for purposes of this clause (i) if such liability or claim is not required by GAAP to be disclosed in such financial statement); (j) the commencement of any bankruptcy, insolvency, receivership or similar proceeding by or against Lessee or any of its properties or business (unless, if involuntary, the proceeding is dismissed within sixty (60) days of the filing thereof) or the rejection of this Lease or any other Lease Document in any such proceeding; (k) the failure by Lessee generally to pay its debts as they become due or its admission in writing of its inability to pay the same; (l) Lessee shall consolidate or merge with or into any other entity, liquidate or dissolve, distribute, sell, lease, transfer or dispose of all of its ownership interests, properties or assets, or any substantial portion thereof, other than in the ordinary course of its business, provided that Lessee may consolidate or merge with, or distribute, sell, lease, transfer or dispose of all of its ownership interests, properties, or assets, or any substantial portion thereof provided that (i) no later than thirty (30) days after the date of the consummation of any such merger or transfer, Lessee shall provide notice of such merger or transfer (a “Lessee Transfer Notice”) to Lessor together with such information as Lessor shall reasonably request regarding the surviving or successor entity or transferee, as the case may be, which shall include, without limitation, historical and pro-forma financial statements as well as such other “know your customer” information as reasonably requested by Lessor, (ii) such surviving or successor entity or transferee shall assume, by a written instrument which is legal, valid and enforceable against such surviving or successor entity or transferee, all of the obligations of Lessee to Lessor under the Lease and any Schedule thereto, (iii) within 30 days following Lessor’s receipt of the Lessee Transfer Notice, Lessor shall give notice to Lessee (the “Lessor Transfer Notice”) of Lessor’s election, which shall be made in Lessor’s good faith credit judgment based on Lessor’s customary credit and collateral considerations, to (x) accept the surviving or successor entity or transferee as the new Lessee hereunder (and in the case of a merger of White Oak and HCC, whether either White Oak or HCC is the survivor, Lessor shall accept the survivor thereof under this clause (x)), or (y) require Lessee or the surviving entity within thirty (30) business days of the Lessor Transfer Notice to purchase the Equipment for the Stipulated Loss Value, plus all Rent and other sums due and unpaid as of such purchase date together with all taxes and charges due upon sale and (iv) the original Lessee shall remain liable for all obligations of Lessee hereunder until either (A) the purchase of the Equipment, or (B) the date that Lessor has notified Lessee of its acceptance of the new Lessee and Lessor has received evidence satisfactory to Lessor that the new Lessee has validly assumed the obligations of Lessee hereunder pursuant to duly executed documents in form and substance reasonably acceptable to Lessor; (m) there occurs a default or anticipatory repudiation under any guaranty executed in connection with this Lease; (n) failure to satisfy the requirements of any financial covenants set forth herein, or in any rider to this Lease or any Schedule; or (o) breach by Lessee of any other covenant, condition or agreement (other than those in items (a)-(n)) under this Lease or any of the other Lease Documents that continues for thirty (30) days after Lessor’s written notice to Lessee (but such notice and cure period will not be applicable unless such breach is curable by practical means within such notice period).  The occurrence of an Event of Default with respect to any Schedule shall, at the sole discretion of Lessor, constitute an Event of Default with respect to any or all Schedules to which it is then a party.  Notwithstanding anything to the contrary set forth herein, Lessor may exercise all rights and remedies hereunder independently with respect to each Schedule.

16.      REMEDIES.  (a) If an Event of Default occurs and is continuing with respect to any Schedule, the Lessor thereunder may (in its sole discretion) exercise any one or more of the following remedies with respect to such Schedule and any or all other Schedules to which such Lessor is then a party: (1) proceed at law or in equity, to enforce specifically Lessee’s performance or to recover damages; (2) declare each such Schedule in default, and terminate each such Schedule or otherwise terminate Lessee’s right to use the Equipment and Lessee’s other rights, but not its obligations, thereunder and Lessee shall immediately assemble, make available and, if Lessor requests, return the Equipment to Lessor in accordance with the terms of Section 13 of this Lease; (3) enter any premises where any item of Equipment is located and take immediate possession of and remove (or disable in place) such item (and/or any unattached parts) by self-help, summary proceedings or otherwise without liability; (4) use Lessee’s premises for storage without liability; (5) sell, re-lease or otherwise dispose of any or all of the Equipment, whether or not in Lessor’s possession, at public or private sale, with or without notice to Lessee, and apply or retain the net proceeds of such disposition, with Lessee remaining liable for any deficiency and with any excess being for the account of Lessee; (6) enforce any or all of the preceding remedies with respect to any related Collateral, and apply any deposit or other cash collateral, or any proceeds of any such Collateral, at any time to reduce any amounts due to Lessor; (7) demand and recover from Lessee all Liquidated Damages and all Other Payments whenever the same shall be due; and (8) exercise any and all other remedies allowed by applicable law, including the UCC.  As used herein, “Liquidated Damages” shall mean the liquidated damages (all of which, Lessee hereby acknowledges, are damages to be paid in lieu of future Basic Rent and are reasonable in light of the anticipated harm arising by reason of an Event of Default, and are not a penalty) described in the first sentence of Section 16(b).  Upon the occurrence of the Event of Default described in Section 15(j) hereof, the remedy provided in Clause (7) above shall be automatically exercised without the requirement of prior written notice to Lessee or of any other act or declaration by Lessor, and the Liquidated Damages described therein shall be immediately due and payable.

(b)  If an Event of Default occurs and is continuing with respect to any Schedule, upon demand, Lessee shall pay to Lessor an amount calculated as the Stipulated Loss Value of the Equipment (determined as of the next rent payment date after the date of the occurrence of the subject Event of Default), together with all other Rent due with respect to the related Schedule as of such determination date, and all Enforcement Costs (defined in Section 16(c)), less a credit for any disposition proceeds, if applicable pursuant to the application provisions in the next sentence.  If Lessor demands the Liquidated Damages under this Section 16(b), and recovers and sells the Equipment, any proceeds received in good and indefeasible funds shall be applied by Lessor, with respect to the related Schedule: first, to pay all Enforcement Costs, to the extent not previously paid; second, to pay to Lessor an amount equal to any unpaid Rent due and payable, together with the Liquidated Damage amounts specified in this Section 16(b), to the extent not previously paid; third, to pay to Lessor any interest accruing on the amounts covered by the preceding clauses, at the Default Rate, from and after the date the same becomes due, through the date of payment; and fourth, (A) if the Lessor under such Schedule is also the Lessor under any other Schedules (whether by retaining the same, or as Assignee), to satisfy any remaining obligations under any or all such other Schedules, or (B) if such Lessor is not the Lessor under any other Schedule, or if Lessee’s obligations to such Lessor under such other Schedules have been fully and indefeasibly satisfied, to reimburse Lessee for such amounts to the extent paid by Lessee as Liquidated Damages pursuant to this Section 16(b).

(c)  A termination of any Schedule shall occur only upon written notice by Lessor to Lessee.  Unless already specifically provided for in Section 16(b), if an Event of Default occurs with respect to any Schedule, Lessee shall also be liable for all of the following (“Enforcement Costs”): (1) all unpaid Rent due before, during or after exercise of any of the foregoing remedies, and (2) all reasonable legal fees (including consultation, drafting notices or other documents, expert witness fees, sending notices or instituting, prosecuting or defending litigation or arbitration) and other enforcement costs and expenses incurred by reason of any Default or Event of Default or the exercise of Lessor’s rights or remedies, including all expenses incurred in connection with the return or other recovery of any Equipment in accordance with the terms of this Lease or in placing such Equipment in the condition required hereby, or the sale, re-lease or other disposition (including but not limited to costs of transportation, possession, storage, insurance, taxes, lien removal, repair, refurbishing, advertising and brokers’ fees), and sales or use taxes incurred by Lessor in connection with any disposition of the Equipment after the occurrence of an Event of Default, and all other pre-judgment and post-judgment enforcement related actions taken by Lessor or any actions taken by Lessor in any bankruptcy case involving Lessee, the Equipment, or any other person.  From and after the date on which an Event of Default occurs, Lessee shall pay interest to Lessor with respect to all amounts due hereunder until such amounts are received by Lessor in good funds at a per annum interest rate that is the lesser of eighteen (18) percent or the maximum rate permitted by applicable law (the “Default Rate”).  No right or remedy is exclusive and each may be used successively and cumulatively.  Any failure to exercise the rights granted hereunder upon any Default or Event of Default shall not constitute a waiver of any such right.  No extension of time for payment or performance of any of Lessee’s obligations hereunder shall operate to release, discharge, modify, change or affect the original liability of Lessee for such obligations, either in whole or in part.  In any action to repossess any Equipment or other Collateral, Lessee waives any bonds and any surety or security required by any applicable laws as an incident to such repossession.  Notices of Lessor’s intention to accelerate, acceleration, nonpayment, presentment, protest, dishonor or any other notice whatsoever (other than as expressly set forth herein) are waived by Lessee.  Any notice given by Lessor of any disposition of the Equipment or any Collateral or other intended action of Lessor which is given in accordance with this Lease at least five (5) business days prior to such action, shall constitute fair and reasonable notice of such action. The execution of a Schedule shall not constitute a waiver by Lessor of any pre-existing Default or Event of Default.  With respect to any disposition of any Equipment or Collateral pursuant to this Section, (i) Lessor shall have no obligation, subject to the requirements of commercial reasonableness, to clean-up or otherwise prepare the same for disposition, (ii) Lessor may comply with any applicable law in connection with any such disposition, and any actions taken in connection therewith shall not be deemed to have adversely affected the commercial reasonableness of any disposition thereof, (iii) Lessor may disclaim any title or other warranties in connection with any such disposition, (iv) if Lessor purchases any of the Equipment or Collateral at a public or private sale pursuant hereto, Lessor may pay for the same by crediting some or all of Lessee’s obligations under any Schedule, and (v) Lessee shall remain responsible for any deficiency remaining after Lessor’s exercise of its remedies and application of any funds or credits against Lessee’s obligations under any Schedule, and Lessee shall be entitled to any excess after such application.

(d)  Following any Event of Default, if prior to Lessor’s disposition of Equipment, Lessee pays the Stipulated Loss Value for the Equipment, together with all other Rent due with respect to the related Schedule as of the applicable determination date, and all Enforcement Costs, then Lessor shall terminate its security interest in the Equipment and any related Collateral and convey to Lessee all interest in the Equipment and any related Collateral on an “AS IS, WHERE IS” basis without representation and warranty of any kind other than the Equipment and related Collateral being free of Liens created by or arising through Lessor.

17.      ASSIGNMENT.  (a) LESSEE SHALL NOT ASSIGN, DELEGATE, TRANSFER OR ENCUMBER ANY OF ITS RIGHTS OR OBLIGATIONS HEREUNDER OR UNDER ANY SCHEDULE, OR ITS LEASEHOLD INTEREST OR ANY COLLATERAL, SUBLET THE EQUIPMENT OR OTHERWISE PERMIT THE EQUIPMENT TO BE OPERATED OR USED BY, OR TO COME INTO OR REMAIN IN THE POSSESSION OF, ANYONE BUT LESSEE (OR SUCH OTHER PERSON AS SHALL HAVE BEEN PREVIOUSLY APPROVED BY LESSOR IN WRITING).  Without limiting the foregoing, (1) Lessee may not attempt to dispose of any of the Equipment, and (2) Lessee shall (A) maintain the Equipment free from all Liens, other than Permitted Liens, (B) notify Lessor immediately upon receipt of notice of any Lien affecting the Equipment, and (C) defend Lessor’s title to the Equipment.  A “Permitted Lien” shall mean any Lien for Impositions, Liens of mechanics, materialmen, or suppliers and similar Liens arising by operation of law, provided that any such Lien is incurred by Lessee in the ordinary course of business, for sums that are not yet delinquent or are being contested in good faith and with due diligence, by negotiations or by appropriate proceedings which suspend the collection thereof and, in Lessor’s sole discretion, (i) do not involve any substantial danger of the sale, forfeiture or loss of the Equipment or any interest therein, and (ii) upon request from Lessor, for the payment of which adequate assurances or security have been provided to Lessor.  No disposition referred to in this Section shall relieve Lessee of its obligations, and Lessee shall remain primarily liable under each Schedule and all of the other Lease Documents. (b) Lessor may at any time with or without notice to Lessee grant a security interest in, sell, assign, delegate or otherwise transfer (an “Assignment”) all or any part of its interest in the Equipment, this Lease or any Schedule and any related Lease Documents or any Rent thereunder, or the right to enter into any Schedule, and Lessee shall perform all of its obligations thereunder, to the extent so transferred, for the benefit of the beneficiary of such Assignment (such beneficiary, including any successors and assigns, an “Assignee”).  Lessee agrees not to assert against any Assignee any Abatement (without limiting the provisions of Section 2) or Claim that Lessee may have against Lessor, and Assignee shall not be bound by, or otherwise required to perform any of Lessor’s obligations, unless expressly assumed by such Assignee.  Lessor shall be relieved of any such assumed obligations.  If so directed in writing by Lessor, Lessee shall pay all Rent and all other sums that become due under the assigned Schedule and other Lease Documents directly to the Assignee or any other party designated in writing by Lessor or such Assignee.  Lessee acknowledges that Lessor’s right to enter into an Assignment is essential to Lessor and, accordingly, waives any restrictions under applicable law with respect to an Assignment and any related remedies.  Upon the request of Lessor or any Assignee, Lessee also agrees (i) to promptly execute and deliver to Lessor or to such Assignee an acknowledgment of the Assignment in form and substance satisfactory to the requesting party, an insurance certificate and such other documents and assurances reasonably requested by Lessor or Assignee, and (ii) to comply with all other reasonable requirements of any such Assignee in connection with any such Assignment.  Upon such Assignment and except as may otherwise be provided herein, all references in this Lease to “Lessor” shall include such Assignee.  (c) Subject always to the foregoing, this Lease and each Schedule shall inure to the benefit of, and are binding upon, Lessee’s and Lessor’s respective successors and assigns (and, without limiting the foregoing, shall bind all persons who become bound as a “new debtor” to this Lease and any Schedule, as set forth in UCC Section 9-203(e)).

18.      MISCELLANEOUS.  (a) This Lease, each Schedule, and any Riders hereto or thereto constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and shall not be amended or modified in any manner except by a document in writing executed by both parties.  (b) Any provision of this Lease that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  (c) The representations, warranties and agreements of Lessee herein shall be deemed to be continuing and to survive the execution and delivery of this Lease, each Schedule and any other Lease Documents.  With respect to each Schedule, the obligations of Lessee under Sections 8, 9, 10, 12, 13 and 14 hereof, together with any of Lessee’s obligations under the other provisions of this Lease (as incorporated therein) which have accrued but not been fully satisfied, performed or complied with prior to the expiration or earlier cancellation or termination of such Schedule, shall survive the expiration or earlier cancellation or termination thereof.  (d) All of Lessee’s obligations hereunder and under any Schedule shall be performed at Lessee’s sole expense.  Lessee shall reimburse Lessor promptly upon demand for all expenses incurred by Lessor in connection with (1) any action taken by Lessor at Lessee’s request, or in connection with any option, (2) the filing or recording of real property waivers and UCCs, (3) any Enforcement Costs not recovered pursuant to Section 16, (4) all inspections (provided, as long as no Default or Event of Default shall have occurred and is continuing, Lessee shall only be required to pay for the expense of one (1) inspection in any twelve (12) month period), and (5) all lien search reports (and copies of filings) requested by Lessor.  If Lessee fails to perform any of its obligations with respect to a Schedule, Lessor shall have the right, but shall not be obligated, to effect such performance, and Lessee shall reimburse Lessor, upon demand, for all expenses incurred by Lessor in connection with such performance.  Lessor’s effecting such compliance shall not be a waiver of Lessee’s default.  (e) Lessee irrevocably appoints Lessor as Lessee’s attorney-in-fact (which power shall be deemed coupled with an interest) to:  (1) make minor corrections to manifest errors in factual data in any Schedule and/or any addenda, attachments, exhibits and/or riders to this Lease or any Schedule; and (2) execute, endorse and deliver any documents and checks or drafts relating to or received in payment for any loss or damage under the policies of insurance required by this Lease, but only to the extent that the same relates to the Equipment, or are required by titling agencies in order to reflect Lessor as the owner and/or lienholder with respect to certificates of title pertaining to motor vehicles (if any) comprising the Equipment.  (f) LESSOR AND LESSEE HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH LESSEE AND/OR LESSOR MAY BE PARTIES ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS LEASE.  (g) All notices (excluding billings and communications in the ordinary course of business) hereunder shall be in writing, personally delivered, delivered by overnight courier service, sent by facsimile transmission (with confirmation of receipt), or sent by certified mail, return receipt requested, addressed to the other party at its respective address stated below the signature of such party (including, in the case of Lessee, a copy to its General Counsel) or at such other address as such party shall from time to time designate in writing to the other party; and shall be effective from the date of receipt.  (h) This Lease shall not be effective unless and until accepted by execution by an officer of Lessor at the address as set forth below the signature of Lessor.  THIS LEASE AND ALL OF THE OTHER LEASE DOCUMENTS, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (THE “STATE”) (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF THE STATE (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW)), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT.  The parties agree that any action or proceeding arising out of or relating to this Lease may be commenced in any state or Federal court in the State, and agree that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at the mailing address below Lessee’s signature, or as it may provide in writing from time to time, or as otherwise provided under the laws of the State.  (i) This Lease and all of the other Lease Documents may be executed in counterparts.  Photocopies or facsimile transmissions of signatures shall be deemed original signatures and shall be fully binding on the parties to the same extent as original signatures. The transfer or possession of the “Original” of this Lease shall be irrelevant to the full or collateral assignment of, or grant of security interest in, any Schedule; provided, however, no security interest in any Schedule may be created through the transfer, possession or control, as applicable, of any counterpart of such Schedule other than the original thereof, which shall be identified as the document or record (as applicable) marked “Original” and all other counterparts shall be marked “Duplicate”.  (j) If Lessor is required by the terms hereof to pay to or for the benefit of Lessee any amount received as a refund of an Imposition or as insurance proceeds, Lessor shall not be required to pay such amount, if any Default has occurred and not been cured or any Event of Default shall have occurred and not been waived by Lessor.  In addition, if Lessor is required by the terms hereof to cooperate with Lessee in connection with certain matters, such cooperation shall not be required if a Default or Event of Default has then occurred and is continuing.  (k) To the extent Lessor is required to give its consent or approval with respect to any matter, the reasonableness of Lessor’s withholding of such consent shall be determined based on the then existing circumstances; provided, that Lessor’s withholding of its consent shall be deemed reasonable for all purposes if (i) the taking of the action that is the subject of such request, might result (in Lessor’s discretion), in (A) an impairment of Lessor’s rights, title or interests hereunder or under any Schedule or other Lease Document, or to the Equipment, or (B) expose Lessor to any Claims or Impositions, or (ii) Lessee fails to provide promptly to Lessor any filings, certificates, opinions or indemnities required by Lessor as a condition to such consent.

19.      DEFINITIONS AND RULES OF CONSTRUCTION.  (a) The following terms when used in this Lease or in any of the Schedules have the following meanings: (1) “affiliate”: with respect to any given person, shall mean (i) each person that directly or indirectly owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, five (5) percent or more of the voting stock, membership interest or similar equity interest having ordinary voting power in the election of directors or managers of such person, (ii) each person that controls, is controlled by, or is under common control with, such person, or (iii) each of such person’s officers, directors, members, joint venturers and partners.  For the purposes of this definition, “control” of a person means the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise; (2) “applicable law” or “law”: any law, rule, regulation, ordinance, order, code, common law, interpretation, judgment, directive, decree, treaty, injunction, writ, determination, award, permit or similar norm or decision of any governmental authority; (3) “AS IS, WHERE IS”: AS IS, WHERE IS, without warranty, express or implied, with respect to any matter whatsoever; (4) “business day”: any day, other than a Saturday, Sunday, or legal holiday for commercial banks under the laws of the state of the Lessor’s notice address; (5) “governmental authority”: any federal, state, county, municipal, regional or other governmental authority, agency, board, body, instrumentality or court, in each case, whether domestic or foreign; (6) “person”: any individual, corporation, limited liability entity, partnership, joint venture, or other legal entity or a governmental authority, whether employed, hired, affiliated, owned, contracted with, or otherwise related or unrelated to Lessee or Lessor; and (7) “UCC” or “Uniform Commercial Code”: the Uniform Commercial Code as in effect in the State or in any other applicable jurisdiction; and any reference to an article (including Article 2A) or section thereof shall mean the corresponding article or section (however termed) of any such applicable version of the Uniform Commercial Code.  (b) The following terms when used herein or in any of the Schedules shall be construed as follows: (1) “herein,” “hereof,” “hereunder,” etc.: in, of, under, etc. this Lease or such other Lease Document in which such term appears (and not merely in, of, under, etc. the section or provision where the reference occurs); (2) “including”: means including without limitation unless such term is followed by the words “and limited to,” or similar words; and (3) “or”: at least one, but not necessarily only one, of the alternatives enumerated.  Any defined term used in the singular preceded by “any” indicates any number of the members of the relevant class.  Any Lease Document or other agreement or instrument referred to herein means such agreement or instrument as supplemented and amended from time to time.  Any reference to Lessor or Lessee shall include their permitted successors and assigns.  Any reference to an applicable law shall also mean such law as amended, superseded or replaced from time to time.

20.      RIDER.  Rider No. 1 attached hereto is incorporated in this Lease.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Master Lease Agreement to be duly executed as of the day and year first above set forth.

PNC EQUIPMENT FINANCE, LLC		ALLIANCE RESOURCE OPERATING PARTNERS, L.P.
Lessor		Lessee

By:	/s/ CHEREE F. KURELA	By: ALLIANCE RESOURCE MANAGEMENT GP, LLC,
Name:	Cheree F. Kurela	its Managing General Partner
Title:	Vice President
		By:	/s/ CARY P. MARSHALL
		Name:	Cary P. Marshall
		Title:	Vice President - Corporate Finance and Treasurer

	995 Dalton Avenue	Address:	1717 S. Boulder
	Cincinnati, Ohio 45203		Suite 400
	Facsimile: 513-763-1637		Tulsa, Oklahoma 74119
Attn: Cary P. Marshall, Vice President —
Corporate Finance and Treasurer
Facsimile: (918) 295-7361

All notices copied to Lessee’s General Counsel:
1146 Monarch St.
Lexington, Kentucky 40513
Attn: R. Eberley Davis, General Counsel
Facsimile: (859) 223-3057

Form of Organization: limited partnership
Jurisdiction of Organization: Delaware
Organizational No. 3055808
Federal Employer Identification No. [redacted]

HAMILTON COUNTY COAL, LLC
Lessee

		By:	/s/ CARY P. MARSHALL
		Name:	Cary P. Marshall
		Title:	Vice President - Corporate Finance and Treasurer

		Address:	1717 S. Boulder
Suite 400
Tulsa, Oklahoma 74119
Attn: Cary P. Marshall, Vice President —
Corporate Finance and Treasurer
Facsimile: (918) 295-7361

All notices copied to Lessee’s General Counsel:
1146 Monarch St.
Lexington, Kentucky 40513
Attn: R. Eberley Davis, General Counsel
Facsimile: (859) 223-3057

Form of Organization: limited liability company

Jurisdiction of Organization: Delaware
Organizational No. 5039755
Federal Employer Identification No. [redacted]

WHITE OAK RESOURCES LLC
Lessee

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

Address:	1717 S. Boulder
Suite 400
Tulsa, Oklahoma 74119
Attn: Cary P. Marshall, Vice President —
Corporate Finance and Treasurer
Facsimile: (918) 295-7361

All notices copied to Lessee’s General Counsel:
1146 Monarch St.
Lexington, Kentucky 40513
Attn: R. Eberley Davis, General Counsel
Facsimile: (859) 223-3057

Form of Organization: limited liability company
Jurisdiction of Organization: Delaware
Organizational No. 4132670
Federal Employer Identification No. [redacted]

PNC EQUIPMENT FINANCE, LLC

RIDER NO. 1 TO MASTER LEASE AGREEMENT

To and part of Master Lease Agreement dated as of the 29th day of October, 2015 (the “Lease”) between PNC EQUIPMENT FINANCE, LLC, its successors and assigns (“Lessor”), and ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (“ARLP”), HAMILTON COUNTY COAL, LLC, a Delaware limited liability company (“HCC”) and WHITE OAK RESOURCES LLC, a Delaware limited liability company (“White Oak”), and their respective successors and permitted assigns (ARLP, HCC and White Oak, collectively and jointly and severally, “Lessee”).

JOINT AND SEVERAL OBLIGATIONS.  The obligations of ARLP, HCC and White Oak are joint and several.  Each reference to the term “Lessee” shall be deemed to refer to each of ARLP, HCC and White Oak; each representation and warranty made by Lessee shall be deemed to have been made by each such party; each covenant and undertaking on the part of Lessee shall be deemed individually applicable with respect to each such party; and each event constituting an Event of Default under this Lease shall be deemed an Event of Default by each such party.  A separate action or actions may be brought and prosecuted against any such party whether an action is brought against any other party or whether any other party is joined in any such action or actions.  Each such party waives any right to require Lessor to:  (a) proceed against any other party; (b) proceed against or exhaust any security held from any other party; or (c) pursue any other remedy in Lessor’s power whatsoever.  Notices hereunder required to be provided to Lessee shall be effective if provided to any such party.  Any consent on the part of Lessee hereunder shall be effective when provided by any such party and Lessor shall be entitled to rely upon any notice or consent given by any such party as being notice or consent given by Lessee hereunder.

In the event any obligation of Lessee under this Lease is deemed to be an agreement by any individual Lessee to answer for the debt or default of another individual Lessee (including each other) or as a hypothecation of property as security therefor, each Lessee represents and warrants that:  (x) no representation has been made to it as to the creditworthiness of any other obligor, and (y) it has established adequate means of obtaining from each other obligor on a continuing basis, financial or other information pertaining to each other obligor’s financial condition.  Each Lessee expressly waives diligence, demand, presentment, protest and notice of every kind and nature whatsoever, consents to the taking by Lessor of any additional security for the obligations secured hereby, or the alteration or release in any manner of any security now or hereafter held in connection with any obligations now or hereafter secured by this Lease, and consents that Lessor and any obligor may deal with each other in connection with said obligations or otherwise, or alter any contracts now or hereafter existing between them, in any manner whatsoever, including without limitation the renewal, extension, acceleration, changes in time for payment, and increases or decreases in any rent, rate of interest or other amounts owing, all without in any way altering the liability of each Lessee, or affecting any security for such obligations.  Should any default be made in the payment of any such obligations or in the terms or conditions of any security held, Lessor is hereby expressly given the right, at its option, to proceed in the enforcement of this Lease independently of any other remedy or security it may at any time hold in connection with such obligations secured and it shall not be necessary for Lessor to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce its rights against any Lessee.  Each Lessee further waives any right of subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid to Lessor by any Lessee.

[Signature Page Follows]

PNC EQUIPMENT FINANCE, LLC	ALLIANCE RESOURCE OPERATING PARTNERS, L.P.
Lessor	Lessee

By:	By:
Name:	Name:
Title:	Title:

HAMILTON COUNTY COAL, LLC
Lessee

By:
Name:
Title:

WHITE OAK RESOURCES LLC
Lessee

By:
Name:
Title:

RIDER NO. 1 TO MASTER LEASE AGREEMENT

WOODFOREST NATIONAL BANK

EQUIPMENT SCHEDULE NO. 143974609

executed pursuant to that certain Master Lease Agreement dated as of October 29, 2015 (the “Master Lease Agreement”), among Alliance Resource Operating Partners, L.P., Hamilton County Coal, LLC, and White Oak Resources LLC (collectively, “Lessee”) and PNC Equipment Finance, LLC, which is incorporated herein by reference.  This Equipment Schedule, incorporating by reference the terms and conditions of the Master Lease Agreement, constitutes a separate instrument of lease (the “Lease”) between Lessee and Woodforest National Bank (“Lessor”).  To the extent of any conflict or inconsistency between the terms of this Equipment Schedule and the Master Lease Agreement, the terms of this Equipment Schedule shall prevail.

1.              EQUIPMENT.  The Equipment leased hereunder shall be as set forth in the schedule attached hereto.

TOTAL INVOICE COST:  $6,000,000.00

2.              TERM.  Upon and after the date of execution hereof, the Equipment shall be subject to the terms and conditions provided herein and in the Lease.

A full term of lease with respect to said Equipment shall commence on the date hereof and shall extend for forty-eight (48) months after the 29th day of October, 2015 (the “Base Lease Commencement Date”).

3.              RENT.  From and after the Base Lease Commencement Date, the monthly rent for said Equipment during the term of this Lease shall be $113,640.75, computed as 1.89401% of the Total Invoice Cost specified above.  Rent payments shall be made, in arrears, on the 29th day of the month for each month during the term of this Lease (unless such payment is due in a month in which there is no 29th day, in which case such payment would be due on the last day of the month), commencing on November 29, 2015.

4.              LESSEE’S CONFIRMATION.  Lessee hereby confirms and warrants to Lessor that the Equipment:  (a) was duly delivered to Lessee at the location specified in Section 5 hereof; (b) has been received, inspected and determined to be in compliance with all applicable specifications and that the Equipment is hereby accepted for all purposes of the Lease; and (c) is a part of the “Equipment” referred to in the Lease and is taken subject to all terms and conditions therein and herein provided.  Lessee hereby represents and warrants to Lessor that, as of the date hereof, there is no Default or Event of Default under any Schedule or any other Lease Document (as such terms are defined in the Lease).

5.              LOCATION OF EQUIPMENT.  The location of the Equipment is specified on the Schedule of Equipment attached hereto.

6.              LATE CHARGE RATE.  The Late Charge Rate shall be two (2) percent (provided, however, that if such rate exceeds the highest rate permitted by applicable law, then the Late Charge Rate shall be the highest rate permitted by applicable law).

7.              COMMERCIAL LIABILITY INSURANCE.  The amount of commercial liability insurance referenced in Section 11 of the Lease is $25,000,000.00.

8.  PERSONAL PROPERTY TAXES.  Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment, and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing.

9.              SCHEDULE OF STIPULATED LOSS VALUES.  This Schedule of Stipulated Loss Values shall be applicable solely to the Equipment described in this Equipment Schedule.

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Rent Payment No.	Percent of Total Invoice Cost
0	103.000
1	101.360
2	99.730
3	98.080
4	96.440
5	94.790
6	93.130
7	91.470
8	89.810
9	88.150
10	86.480
11	84.800
12	83.120
13	81.440
14	79.760
15	78.070
16	76.370
17	74.680
18	72.970
19	71.270
20	69.560
21	67.840
22	66.130
23	64.400
24	62.680
25	60.950
26	59.210
27	57.480
28	55.730
29	53.990
30	52.240
31	50.480
32	48.720
33	46.960
34	45.190
35	43.420
36	41.640
37	39.860
38	38.080
39	36.290
40	34.500
41	32.700
42	30.900
43	29.090
44	27.280
45	25.470
46	23.650
47	21.830
48	20.000

10.       CONVEYANCE OF INTEREST.  In consideration of the payment by Lessor of the amount specified herein as the Total Invoice Cost of the items of Equipment listed on the Schedule of Equipment attached hereto, the receipt and sufficiency of which are hereby acknowledged, Lessee does hereby convey, assign, transfer and set over to Lessor an interest in such Equipment, together with whatever claims and rights Lessee may have against the manufacturer and/or supplier of such Equipment, including (but not limited to) all warranties with respect thereto. The conveyance

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contemplated hereby is solely for the purpose of granting to Lessor a security interest in the Equipment. All Equipment in which an interest is conveyed hereby shall remain in the possession of Lessee pursuant to the Lease.

Lessee represents and warrants that:  (a) Lessee has good and marketable title to such Equipment conveyed hereunder and does hereby transfer an interest therein free and clear of any and all encumbrances, liens, charges or defects; (b) the sale of such Equipment (1) has been duly authorized by all necessary action on the part of Lessee, (2) does not require the consent of any stockholder, member, trustee or holders of any indebtedness of Lessee, except such as have been duly obtained, and (3) does not and will not contravene any law, governmental rule, regulation or order now binding on Lessee, or the organizational documents of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Lessee under, any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it or its property is bound; and (c) no filing or recordation must be made, no notice must be given, and no other action must be taken with respect to any state or local jurisdiction, or any person, in order to preserve to Lessor all the rights transferred hereby.

11.       PAYMENT AUTHORIZATION.  Lessor is hereby irrevocably authorized and directed to pay the Total Invoice Cost specified above as follows:

Company Name	Wire Instructions	Amount
Alliance Resource Operating Partners, L.P.	Bank Name: Fifth Third Bank ABA #: 042000314 Account Name: Alliance Resource Operating Partners, L.P. Account #: [redacted] Reference: Alliance—Woodforest National Bank	$6,000,000.00

Lessor is hereby authorized to insert such factually correct information as is necessary to complete this Equipment Schedule, including (without limitation) the date of execution, and the rental payment amount(s) and factor(s).

12.       TERMINATION RENTAL PREMIUM.  Upon the expiration of the term of the Lease, Lessee promptly shall pay to Lessor without notice or demand therefor and together with all other amounts then due and payable hereunder, in cash, a Termination Rental Premium calculated as twenty percent (20%) of the aggregate original Total Invoice Cost of the Equipment (as specified on this Schedule).  Upon receipt by Lessor of the Termination Rental Premium, Lessor shall release its interest in the Equipment and convey assign, transfer and set over to Lessee or its designee the interest in the Equipment received by Lessor in Section 10 hereof, on an “AS IS, WHERE IS” basis without representation and warranty of any kind other than the Equipment being free of Liens created by or arising through Lessor.

[Signature Page Follows]

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DATE OF EXECUTION: October 29, 2015

WOODFOREST NATIONAL BANK
Lessor

By:	/S/ PEGGY A. CUMMINS
Name:	Peggy A. Cummins
Title:	Senior Vice President

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.
Lessee

By: ALLIANCE RESOURCE MANAGEMENT GP, LLC
its Managing General Partner

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

HAMILTON COUNTY COAL, LLC
Lessee

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

WHITE OAK RESOURCES LLC
Lessee

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

EQUIPMENT SCHEDULE NO. 143974609

WOODFOREST NATIONAL BANK

EQUIPMENT SCHEDULE NO. 143974609

Amendment Number 001

to Equipment Schedule No. 143974609

to Master Lease Agreement dated October 29, 2015

This Amendment, made this 30th day of October, 2015, to Equipment Schedule No. 143974609, dated as of October 29, 2015 (the “Schedule”) among Woodforest National Bank (“Lessor”) and Alliance Resource Operating Partners, L.P., Hamilton County Coal, LLC, and White Oak Resources LLC (collectively, “Lessee”), executed pursuant to that certain Master Lease Agreement dated as of October 29, 2015 (the “Master Lease Agreement”) between Lessee and PNC Equipment Finance, LLC, which is incorporated herein by reference.

W I T N E S S E T H :

WHEREAS, Lessor and Lessee are parties to the Schedule; and

WHEREAS, Lessor and Lessee desire to amend certain provisions of the Schedule;

NOW, THEREFORE, in consideration of the premises and the mutual obligations hereinafter contained, and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1.                         Section 3 of the Schedule is hereby deleted in its entirety and restated as follows:

“3.                     RENT.  From and after the Base Lease Commencement Date, the monthly rent for said Equipment during the term of this Lease shall be $113,640.75, computed as 1.89401% of the Total Invoice Cost specified above.  Rent payments shall be made, in arrears, on the 30th day of the month for each month during the term of this Lease (unless such payment is due in a month in which there is no 30th day, in which case such payment would be due on the last day of the month), commencing on November 30, 2015.”

2.                         Lessee acknowledges and agrees that in addition to the foregoing, an additional one-time payment of rent equal to $733.33 shall be due and payable on or before November 30, 2015 for the period from the Base Lease Commencement Date of the Schedule to and including the date of this Amendment.

3.                         Except as amended hereby, the Schedule shall remain in full force and effect and is in all respects hereby ratified and affirmed.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Master Lease Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereunto have caused this instrument to be executed by their duly authorized officers as of the day and year first above written.

WOODFOREST NATIONAL BANK		ALLIANCE RESOURCE OPERATING PARTNERS, L.P.
Lessor		Lessee

By: ALLIANCE RESOURCE MANAGEMENT GP, LLC
its Managing General Partner

By:	/S/ PEGGY A. CUMMINS	By:	/s/ CARY P. MARSHALL
Name:	Peggy A. Cummins	Name:	Cary P. Marshall
Title:	Senior Vice President	Title:	Vice President - Corporate Finance and Treasurer

HAMILTON COUNTY COAL, LLC
Lessee

		By:	/s/ CARY P. MARSHALL
		Name:	Cary P. Marshall
		Title:	Vice President - Corporate Finance and Treasurer

WHITE OAK RESOURCES LLC
Lessee

		By:	/s/ CARY P. MARSHALL
		Name:	Cary P. Marshall
		Title:	Vice President - Corporate Finance and Treasurer

WOODFOREST NATIONAL BANK

REAL PROPERTY WAIVER

THIS REAL PROPERTY WAIVER (this “Waiver”) is made as of the 29th day of October, 2015 for the benefit of WOODFOREST NATIONAL BANK, its successors and assigns (hereinafter the “Lessor”), and is given by the undersigned.

The undersigned has the interest described below in the premises more specifically described on the attached schedule (the “Premises”).  The Premises are now occupied in whole or in part by one or more of ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (“ARLP”), HAMILTON COUNTY COAL, LLC, a Delaware limited liability company (“HCC”) and WHITE OAK RESOURCES LLC, a Delaware limited liability company (“White Oak”), and their respective successors and permitted assigns (ARLP, HCC and White Oak, collectively and jointly and severally, “Lessee”), and Lessee desires to lease from Lessor certain equipment which is already on or is to be delivered to or installed on the Premises, all of said equipment being more fully described on the schedule attached hereto (hereinafter collectively the “Equipment”), all of which Equipment is now or hereafter may become subject to a Master Lease Agreement (hereinafter the “Agreement”) between PNC Equipment Finance, LLC, and Lessee; to be used in connection with the business of Lessee as now or hereafter conducted.

Lessor is willing to lease the Equipment to Lessee, provided that the undersigned recognizes Lessor’s interest in and to the Equipment.

NOW, THEREFORE, in consideration of the premises and the sum of Ten Dollars ($10.00) in hand paid, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby consents and agrees as follows:

1.    Lessor has a security interest in the Equipment to be leased to Lessee by Lessor.

2.    All the Equipment may be kept, installed, maintained, used and operated in the Premises; and shall remain personal property notwithstanding the manner or mode of the attachment of such Equipment to the realty and shall not become fixtures.

3.    The undersigned waives and agrees not to assert any lien, claim or interest which the undersigned may now have or hereafter may acquire against or in the Equipment by virtue of the undersigned’s interest in the real property, or otherwise.

4.    In the event of default by Lessee in the performance of any of its obligations pursuant to the Agreement or any extension or renewal of said Agreement, Lessor may:  (a) abandon the Equipment in place, (b) assemble the Equipment and conduct an auction of the Equipment on the Premises, or (c) remove the Equipment from the Premises in accordance with the terms and conditions of said Agreement.

5.    Lessor may, without affecting the validity of this Waiver, extend the time of the payment of any rental or the performance of any of the other terms and conditions of the Agreement, without the consent of, and without giving notice thereof to, the undersigned.

6.    This Waiver shall inure to the benefit of the successors and assigns of Lessor and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

IN WITNESS WHEREOF, the undersigned has caused this Real Property Waiver to be duly executed as of the day and year first above written.

INTEREST IN PREMISES:		ALLIANCE WOR PROPERTIES, LLC

☐	OWNER
☒	LANDLORD	By:
☐	MORTGAGEE	Name:
Title:

2

STATE OF	:
SS:
COUNTY OF	:

The undersigned, a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, hereby certifies that on this         day of October, 2015, personally appeared before me                       ,  to me personally known and known to be the person who signed the foregoing Real Property Waiver, who, being by me duly sworn and being informed of the contents of said Waiver, stated and acknowledged on oath that he signed, sealed and delivered same with authority as his free and voluntary act and deed, for the uses, purposes and considerations therein mentioned and set forth.

My Commission Expires:
,	Notary Public

PREPARED BY:

Womble Carlyle Sandridge & Rice, LLP
250 West Pratt Street, Suite 1300
Baltimore, Maryland 21201

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SCHEDULE A

“PREMISES”

The Premises are:

The entirety of Mine #1 with its portal located at 18033 Co. Rd. 500 E., Dahlgren, IL 62828. This mine is located in Hamilton County, Illinois.

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SCHEDULE B

“EQUIPMENT”

Manufacturer and/or Vendor Name & Invoice No.	Description

Joy Global Invoice No. 9404596420	One (1) 2013 Joy Global Model RS218 Gate End Shield with serial number FE003 and Joy Serial No. RS03320

Joy Global Invoice No. 9404596420	Fifteen (15) 2013 Joy Global Model RS218 Face Shields with serial numbers ROF070 through and including ROF084 and Joy Serial No(s). RS03179 through and including RS03193

J.H. Fletcher & Co. Invoice No. 2011189-02	One (1) 2011 Fletcher Model CHDDR-17 Roof Drill with serial number 2011189

J.H. Fletcher & Co. Invoice No. 2011190-02	One (1) 2011 Fletcher Model CHDDR-17 Roof Drill with serial number 2011190

J.H. Fletcher & Co. Invoice No. 2011193-02	One (1) 2011 Fletcher Model CHDDR-17 Roof Drill with serial number 2011191

J.H. Fletcher & Co. Invoice No. 2011192-03	One (1) 2011 Fletcher Model CHDDR-17 Roof Drill with serial number 2011192

J.H. Fletcher & Co. Invoice No. 2011193-04	One (1) 2011 Fletcher Model CHDDR-17 Roof Drill with serial number 2011193

GE Mining Invoice No. 19300002823	One (1) 2014 Fairchild Model 35C-WH-AC Battery Scoop with serial number T339-706

5

WOODFOREST NATIONAL BANK

RIDER NO. 1 TO EQUIPMENT SCHEDULE NO. 143974609

To and part of Equipment Schedule No. 143974609 dated as of the       day of October, 2015 (the “Schedule”), among WOODFOREST NATIONAL BANK, its successors and assigns (“Lessor”), and ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (“ARLP”), HAMILTON COUNTY COAL, LLC, a Delaware limited liability company (“HCC”) and WHITE OAK RESOURCES LLC, a Delaware limited liability company (“White Oak”), and their respective successors and permitted assigns (ARLP, HCC and White Oak, collectively and jointly and severally, “Lessee”).  The Equipment Schedule is executed pursuant to and incorporates by reference the terms and conditions of that certain Master Lease Agreement dated as of October   , 2015, among Lessee and PNC Equipment Finance, LLC.

ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

1.            As used herein, the following terms shall have the following meaning:

(a)        “Adverse Environmental Condition”: shall mean (i) the existence or the continuation of the existence, of an Environmental Contamination (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Contamination), of, or exposure to, any substance, chemical, material, pollutant, Hazardous Substance, odor or audible noise or other release or emission in, into or onto the environment (including without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment, or (iii) the violation, or alleged violation, of any Environmental Law, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any of the Equipment.

(b)        “Affiliate” shall mean, with respect to any given person, any person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person.

(c)         “Environmental Claim” shall mean any accusation, allegation, notice of violation, claim, demand, abatement or other order or direction (conditional or otherwise) by any governmental authority or any person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

(d)        “Environmental Contamination” shall mean any actual or threatened release, spill, emission, leaking, pumping, injection, presence, deposit, abandonment, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Hazardous Substance or other substance through or in the air, soil, surface water, groundwater or property.

(e)         “Environmental Law” shall mean any present or future Federal, foreign, state or local law, ordinance, order, rule or regulation and all judicial, administrative and regulatory decrees, judgments and orders, pertaining to health, industrial hygiene, the use, disposal or transportation of Hazardous Substances, Environmental Contamination, or pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) (42 U.S.C. §9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. §1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.), the Clean Air Act (42 U.S.C. §7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. §1361 et seq.), the Occupational Safety and Health Act (19 U.S.C. §651 et seq.), the Noise Control Act of 1972 (42 U.S.C. §4901 et seq.), and the Hazardous and Solid Waste Amendments (42 U.S.C. §2601 et seq.), as these laws have been or may be amended or supplemented, and any successor thereto, and any analogous foreign, state or local statutes, and the rules, regulations and orders promulgated pursuant thereto.

(f)          “Environmental Loss” shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys’ fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

(g)         “Equipment” shall mean the Equipment described on this Schedule.

(h)        “Hazardous Substances” shall mean and include hazardous substances as defined in CERCLA; oil of any kind, petroleum products and their by-products, including, but not limited to, sludge or residue; asbestos containing materials; polychlorinated biphenyls; any and all other hazardous or toxic substances; hazardous waste, as defined in CERCLA; medical waste; infectious waste; those substances listed in the United States Department of Transportation Table (49 C.F.R. §172.101); explosives; radioactive materials; and all other pollutants, contaminants and other substances regulated or controlled by the Environmental Laws and any other substance that requires special handling in its collection, storage, treatment or disposal under the Environmental Laws.

2.            Lessee hereby represents, warrants and covenants that:  (a) it has conducted, and will continue to conduct, its business operations, and throughout the term of the Lease will use the Equipment, so as to comply with all Environmental Laws; (b) as of the date hereof, and as of the date of execution of each Schedule, except as have been previously disclosed in writing by Lessee to Lessor, there are no Hazardous Substances generated, treated, handled, stored, transported, discharged, emitted, released or otherwise disposed of in connection with Lessee’s use of the Equipment; and (c) Lessee has, and throughout the term of the Lease will continue to have, in full force and effect all Federal, state and local licenses, permits, orders and approvals required to operate the Equipment in compliance with all Environmental Laws.

3.            Lessee agrees that if required to return the Equipment or any item thereof to Lessor or Lessor’s agents, Lessee shall return such Equipment free from all Hazardous Substances and otherwise fully in compliance with all Environmental Laws.

4.            Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless each Indemnitee from and against any Environmental Claim or Environmental Loss.

5.            The provisions of this Rider shall survive any expiration or termination of the Lease.

[Signature page follows]

2

WOODFOREST NATIONAL BANK	ALLIANCE RESOURCE OPERATING PARTNERS, L.P.
Lessor	Lessee

By: ALLIANCE RESOURCE MANAGEMENT GP, LLC
its Managing General Partner

By:	By:
Name:	Name: Cary P. Marshall
Title:	Title: Vice President - Corporate Finance and Treasurer

HAMILTON COUNTY COAL, LLC
Lessee

By:
Name: Cary P. Marshall
Title: Vice President - Corporate Finance and Treasurer

WHITE OAK RESOURCES LLC
Lessee

By:
Name: Cary P. Marshall
Title: Vice President - Corporate Finance and Treasurer

RIDER NO. 1 TO EQUIPMENT SCHEDULE NO. 143974609

WOODFOREST NATIONAL BANK

SCHEDULE OF EQUIPMENT

Lessee: ALLIANCE RESOURCE OPERATING PARTNERS, L.P.,

HAMILTON COUNTY COAL, LLC AND WHITE

OAK RESOURCES LLC

Approved by		Page No. 1 of 1 total pages
(Lessee to initial each page)

Attached to Equipment Schedule No. 143974609		Equipment located at:
18033 Co. Rd. 500 E.
Street No.
Dahlgren Hamilton IL 62828
City County State ZIP Code

Manufacturer and/or		Invoice
Vendor Name & Invoice No.	Description	Cost

Joy Global Invoice No. 9404596420	One (1) 2013 Joy Global Model RS218 Gate End Shield with serial number FE003 and Joy Serial No. RS03320

Joy Global Invoice No. 9404596420	Fifteen (15) 2013 Joy Global Model RS218 Face Shields with serial numbers ROF070 through and including ROF084 and Joy Serial No(s). RS03179 through and including RS03193

J.H. Fletcher & Co. Invoice No. 2011189-02	One (1) 2011 Fletcher Model CHDDR-17 Roof Drill with serial number 2011189

J.H. Fletcher & Co. Invoice No. 2011190-02	One (1) 2011 Fletcher Model CHDDR-17 Roof Drill with serial number 2011190

J.H. Fletcher & Co. Invoice No. 2011193-02	One (1) 2011 Fletcher Model CHDDR-17 Roof Drill with serial number 2011191

J.H. Fletcher & Co. Invoice No. 2011192-03	One (1) 2011 Fletcher Model CHDDR-17 Roof Drill with serial number 2011192

J.H. Fletcher & Co. Invoice No. 2011193-04	One (1) 2011 Fletcher Model CHDDR-17 Roof Drill with serial number 2011193

GE Mining Invoice No. 19300002823	One (1) 2014 Fairchild Model 35C-WH-AC Battery Scoop with serial number T339-706

Total: $6,000,000.00

SIGNATURE FINANCIAL LLC

EQUIPMENT SCHEDULE NO. 143974613

executed pursuant to that certain Master Lease Agreement dated as of October 29, 2015 (the “Master Lease Agreement”), among Alliance Resource Operating Partners, L.P., Hamilton County Coal, LLC, and White Oak Resources LLC (collectively, “Lessee”) and PNC Equipment Finance, LLC, which is incorporated herein by reference.  This Equipment Schedule, incorporating by reference the terms and conditions of the Master Lease Agreement, constitutes a separate instrument of lease (the “Lease”) between Lessee and Signature Financial LLC (“Lessor”).  To the extent of any conflict or inconsistency between the terms of this Equipment Schedule and the Master Lease Agreement, the terms of this Equipment Schedule shall prevail.

1.              EQUIPMENT.  The Equipment leased hereunder shall be as set forth in the schedule attached hereto.

TOTAL INVOICE COST:  $10,000,000.00

2.              TERM.  Upon and after the date of execution hereof, the Equipment shall be subject to the terms and conditions provided herein and in the Lease.

A full term of lease with respect to said Equipment shall commence on the date hereof and shall extend for forty-eight (48) months after the 30th day of October, 2015 (the “Base Lease Commencement Date”).

3.              RENT.  From and after the Base Lease Commencement Date, the monthly rent for said Equipment during the term of this Lease shall be $189,401.25, computed as 1.89401% of the Total Invoice Cost specified above.  Rent payments shall be made, in arrears, on the 30th day of the month for each month during the term of this Lease (unless such payment is due in a month in which there is no 30th day, in which case such payment would be due on the last day of the month), commencing on November 30, 2015.

4.              LESSEE’S CONFIRMATION.  Lessee hereby confirms and warrants to Lessor that the Equipment:  (a) was duly delivered to Lessee at the location specified in Section 5 hereof; (b) has been received, inspected and determined to be in compliance with all applicable specifications and that the Equipment is hereby accepted for all purposes of the Lease; and (c) is a part of the “Equipment” referred to in the Lease and is taken subject to all terms and conditions therein and herein provided.  Lessee hereby represents and warrants to Lessor that, as of the date hereof, there is no Default or Event of Default under any Schedule or any other Lease Document (as such terms are defined in the Lease).

5.              LOCATION OF EQUIPMENT.  The location of the Equipment is specified on the Schedule of Equipment attached hereto.

6.              LATE CHARGE RATE.  The Late Charge Rate shall be two (2) percent (provided, however, that if such rate exceeds the highest rate permitted by applicable law, then the Late Charge Rate shall be the highest rate permitted by applicable law).

7.              COMMERCIAL LIABILITY INSURANCE.  The amount of commercial liability insurance referenced in Section 11 of the Lease is $25,000,000.00.

8.  PERSONAL PROPERTY TAXES.  Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment, and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing.

9.              SCHEDULE OF STIPULATED LOSS VALUES.  This Schedule of Stipulated Loss Values shall be applicable solely to the Equipment described in this Equipment Schedule.

1

Rent	Percent of Total
Payment No.	Invoice Cost
0	103.000
1	101.360
2	99.730
3	98.080
4	96.440
5	94.790
6	93.130
7	91.470
8	89.810
9	88.150
10	86.480
11	84.800
12	83.120
13	81.440
14	79.760
15	78.070
16	76.370
17	74.680
18	72.970
19	71.270
20	69.560
21	67.840
22	66.130
23	64.400
24	62.680
25	60.950
26	59.210
27	57.480
28	55.730
29	53.990
30	52.240
31	50.480
32	48.720
33	46.960
34	45.190
35	43.420
36	41.640
37	39.860
38	38.080
39	36.290
40	34.500
41	32.700
42	30.900
43	29.090
44	27.280
45	25.470
46	23.650
47	21.830
48	20.000

10.  CONVEYANCE OF INTEREST.  In consideration of the payment by Lessor of the amount specified herein as the Total Invoice Cost of the items of Equipment listed on the Schedule of Equipment attached hereto, the receipt and sufficiency of which are hereby acknowledged, Lessee does hereby convey, assign, transfer and set over to Lessor an interest in such Equipment, together with whatever claims and rights Lessee may have against the manufacturer and/or supplier of such Equipment, including (but not limited to) all warranties with respect thereto. The conveyance

2

contemplated hereby is solely for the purpose of granting to Lessor a security interest in the Equipment. All Equipment in which an interest is conveyed hereby shall remain in the possession of Lessee pursuant to the Lease.

Lessee represents and warrants that:  (a) Lessee has good and marketable title to such Equipment conveyed hereunder and does hereby transfer an interest therein free and clear of any and all encumbrances, liens, charges or defects; (b) the sale of such Equipment (1) has been duly authorized by all necessary action on the part of Lessee, (2) does not require the consent of any stockholder, member, trustee or holders of any indebtedness of Lessee, except such as have been duly obtained, and (3) does not and will not contravene any law, governmental rule, regulation or order now binding on Lessee, or the organizational documents of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Lessee under, any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it or its property is bound; and (c) no filing or recordation must be made, no notice must be given, and no other action must be taken with respect to any state or local jurisdiction, or any person, in order to preserve to Lessor all the rights transferred hereby.

11.  PAYMENT AUTHORIZATION.  Lessor is hereby irrevocably authorized and directed to pay the Total Invoice Cost specified above as follows:

Company Name	Wire Instructions	Amount

Alliance Resource Operating Partners, L.P.	Bank Name: Fifth Third Bank ABA #: 042000314 Account Name: Alliance Resource Operating Partners, L.P. Account #: [redacted] Reference: Alliance—Signature Financial LLC	$10,000,000.00

Lessor is hereby authorized to insert such factually correct information as is necessary to complete this Equipment Schedule, including (without limitation) the date of execution, and the rental payment amount(s) and factor(s).

12.  TERMINATION RENTAL PREMIUM.  Upon the expiration of the term of the Lease, Lessee promptly shall pay to Lessor without notice or demand therefor and together with all other amounts then due and payable hereunder, in cash, a Termination Rental Premium calculated as twenty percent (20%) of the aggregate original Total Invoice Cost of the Equipment (as specified on this Schedule).  Upon receipt by Lessor of the Termination Rental Premium, Lessor shall release its interest in the Equipment and convey assign, transfer and set over to Lessee or its designee the interest in the Equipment received by Lessor in Section 10 hereof, on an “AS IS, WHERE IS” basis without representation and warranty of any kind other than the Equipment being free of Liens created by or arising through Lessor.

[Signature Page Follows]

3

DATE OF EXECUTION: October 29, 2015

SIGNATURE FINANCIAL LLC
Lessor

By:	/S/ RICHARD PELCHER
Name:	Richard Pelcher
Title:	Vice President

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.
Lessee

By: ALLIANCE RESOURCE MANAGEMENT GP, LLC
its Managing General Partner

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

HAMILTON COUNTY COAL, LLC
Lessee

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

WHITE OAK RESOURCES LLC
Lessee

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

EQUIPMENT SCHEDULE NO. 143974613

SIGNATURE FINANCIAL LLC

REAL PROPERTY WAIVER

THIS REAL PROPERTY WAIVER (this “Waiver”) is made as of the 29th day of October, 2015 for the benefit of SIGNATURE FINANCIAL LLC, its successors and assigns (hereinafter the “Lessor”), and is given by the undersigned.

The undersigned has the interest described below in the premises more specifically described on the attached schedule (the “Premises”).  The Premises are now occupied in whole or in part by one or more of ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (“ARLP”), HAMILTON COUNTY COAL, LLC, a Delaware limited liability company (“HCC”) and WHITE OAK RESOURCES LLC, a Delaware limited liability company (“White Oak”), and their respective successors and permitted assigns (ARLP, HCC and White Oak, collectively and jointly and severally, “Lessee”), and Lessee desires to lease from Lessor certain equipment which is already on or is to be delivered to or installed on the Premises, all of said equipment being more fully described on the schedule attached hereto (hereinafter collectively the “Equipment”), all of which Equipment is now or hereafter may become subject to a Master Lease Agreement (hereinafter the “Agreement”) between PNC Equipment Finance, LLC, and Lessee; to be used in connection with the business of Lessee as now or hereafter conducted.

Lessor is willing to lease the Equipment to Lessee, provided that the undersigned recognizes Lessor’s interest in and to the Equipment.

NOW, THEREFORE, in consideration of the premises and the sum of Ten Dollars ($10.00) in hand paid, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby consents and agrees as follows:

1.    Lessor has a security interest in the Equipment to be leased to Lessee by Lessor.

2.    All the Equipment may be kept, installed, maintained, used and operated in the Premises; and shall remain personal property notwithstanding the manner or mode of the attachment of such Equipment to the realty and shall not become fixtures.

3.    The undersigned waives and agrees not to assert any lien, claim or interest which the undersigned may now have or hereafter may acquire against or in the Equipment by virtue of the undersigned’s interest in the real property, or otherwise.

4.    In the event of default by Lessee in the performance of any of its obligations pursuant to the Agreement or any extension or renewal of said Agreement, Lessor may:  (a) abandon the Equipment in place, (b) assemble the Equipment and conduct an auction of the Equipment on the Premises, or (c) remove the Equipment from the Premises in accordance with the terms and conditions of said Agreement.

5.    Lessor may, without affecting the validity of this Waiver, extend the time of the payment of any rental or the performance of any of the other terms and conditions of the Agreement, without the consent of, and without giving notice thereof to, the undersigned.

6.    This Waiver shall inure to the benefit of the successors and assigns of Lessor and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

IN WITNESS WHEREOF, the undersigned has caused this Real Property Waiver to be duly executed as of the day and year first above written.

INTEREST IN PREMISES:		ALLIANCE WOR PROPERTIES, LLC

☐	OWNER
☒	LANDLORD	By:
☐	MORTGAGEE	Name:
Title:

2

STATE OF	:
SS:
COUNTY OF	:

The undersigned, a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, hereby certifies that on this         day of October, 2015, personally appeared before me                       , to me personally known and known to be the person who signed the foregoing Real Property Waiver, who, being by me duly sworn and being informed of the contents of said Waiver, stated and acknowledged on oath that he signed, sealed and delivered same with authority as his free and voluntary act and deed, for the uses, purposes and considerations therein mentioned and set forth.

My Commission Expires:
,	Notary Public

PREPARED BY:

Womble Carlyle Sandridge & Rice, LLP

250 West Pratt Street, Suite 1300

Baltimore, Maryland 21201

3

SCHEDULE A

“PREMISES”

The Premises are:

The entirety of Mine #1 with its portal located at 18033 Co. Rd. 500 E., Dahlgren, IL 62828. This mine is located in Hamilton County, Illinois.

4

SCHEDULE B

“EQUIPMENT”

Manufacturer and/or Vendor Name & Invoice No.	Description

Joy Global Invoice No. 9404596420	One (1) 2013 Joy Global Model RS218 Gate End Shield with serial number FE209 and Joy Serial No. RS03323

Joy Global Invoice No. 9404596420	Twenty-five (25) 2013 Joy Global Model RS218 Face Shields with serial numbers ROF135 through and including ROF159 and Joy Serial No(s). RS03244 through and including RS03268

Joy Global Invoice No. 940405220	One (1) 2013 Joy Global Model 14CM27-11EX Continuous Miner with serial number JM7036

Joy Global Bill of Lading dated 12/15/14	One (1) 2014 Joy Global Model BH20B Rebuilt Coal Hauler with serial number BH1053B which includes LaMache Dual Battery Charger Model A85MD2 and 3 Battery Sets with Trays

Joy Global Invoice No. 9404441041	One (1) 2013 Joy Global Model BF-14B-75-64C Feeder Breaker with serial number 14270

Simmons Equipment Company Invoice No. 11800	One (1) 2014 Simmons Model S280 Battery Scoop with serial number S280-1062

Simmons Equipment Company Invoice No. 11802	One (1) 2014 Simmons Model S280 Battery Scoop with serial number S280-1069

5

SIGNATURE FINANCIAL LLC

RIDER NO. 1 TO EQUIPMENT SCHEDULE NO. 143974613

To and part of Equipment Schedule No. 143974613 dated as of the       day of October, 2015 (the “Schedule”), among SIGNATURE FINANCIAL LLC, its successors and assigns (“Lessor”), and ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (“ARLP”), HAMILTON COUNTY COAL, LLC, a Delaware limited liability company (“HCC”) and WHITE OAK RESOURCES LLC, a Delaware limited liability company (“White Oak”), and their respective successors and permitted assigns (ARLP, HCC and White Oak, collectively and jointly and severally, “Lessee”).  The Equipment Schedule is executed pursuant to and incorporates by reference the terms and conditions of that certain Master Lease Agreement dated as of October   , 2015, among Lessee and PNC Equipment Finance, LLC.

ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

1.    As used herein, the following terms shall have the following meaning:

(a)        “Adverse Environmental Condition”: shall mean (i) the existence or the continuation of the existence, of an Environmental Contamination (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Contamination), of, or exposure to, any substance, chemical, material, pollutant, Hazardous Substance, odor or audible noise or other release or emission in, into or onto the environment (including without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment, or (iii) the violation, or alleged violation, of any Environmental Law, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any of the Equipment.

(b)        “Affiliate” shall mean, with respect to any given person, any person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person.

(c)         “Environmental Claim” shall mean any accusation, allegation, notice of violation, claim, demand, abatement or other order or direction (conditional or otherwise) by any governmental authority or any person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

(d)        “Environmental Contamination” shall mean any actual or threatened release, spill, emission, leaking, pumping, injection, presence, deposit, abandonment, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Hazardous Substance or other substance through or in the air, soil, surface water, groundwater or property.

(e)         “Environmental Law” shall mean any present or future Federal, foreign, state or local law, ordinance, order, rule or regulation and all judicial, administrative and regulatory decrees, judgments and orders, pertaining to health, industrial hygiene, the use, disposal or transportation of Hazardous Substances, Environmental Contamination, or pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) (42 U.S.C. §9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. §1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.), the Clean Air Act (42 U.S.C. §7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. §1361 et seq.), the Occupational Safety and Health Act (19 U.S.C. §651 et seq.), the Noise Control Act of 1972 (42 U.S.C. §4901 et seq.), and the Hazardous and Solid Waste Amendments (42 U.S.C. §2601 et seq.), as these laws have been or may be amended or supplemented, and any successor thereto, and any analogous foreign, state or local statutes, and the rules, regulations and orders promulgated pursuant thereto.

(f)          “Environmental Loss” shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys’ fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

(g)   “Equipment” shall mean the Equipment described on this Schedule.

(h)        “Hazardous Substances” shall mean and include hazardous substances as defined in CERCLA; oil of any kind, petroleum products and their by-products, including, but not limited to, sludge or residue; asbestos containing materials; polychlorinated biphenyls; any and all other hazardous or toxic substances; hazardous waste, as defined in CERCLA; medical waste; infectious waste; those substances listed in the United States Department of Transportation Table (49 C.F.R. §172.101); explosives; radioactive materials; and all other pollutants, contaminants and other substances regulated or controlled by the Environmental Laws and any other substance that requires special handling in its collection, storage, treatment or disposal under the Environmental Laws.

2.            Lessee hereby represents, warrants and covenants that:  (a) it has conducted, and will continue to conduct, its business operations, and throughout the term of the Lease will use the Equipment, so as to comply with all Environmental Laws; (b) as of the date hereof, and as of the date of execution of each Schedule, except as have been previously disclosed in writing by Lessee to Lessor, there are no Hazardous Substances generated, treated, handled, stored, transported, discharged, emitted, released or otherwise disposed of in connection with Lessee’s use of the Equipment; and (c) Lessee has, and throughout the term of the Lease will continue to have, in full force and effect all Federal, state and local licenses, permits, orders and approvals required to operate the Equipment in compliance with all Environmental Laws.

3.            Lessee agrees that if required to return the Equipment or any item thereof to Lessor or Lessor’s agents, Lessee shall return such Equipment free from all Hazardous Substances and otherwise fully in compliance with all Environmental Laws.

4.            Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless each Indemnitee from and against any Environmental Claim or Environmental Loss.

5.            The provisions of this Rider shall survive any expiration or termination of the Lease.

[Signature page follows]

2

SIGNATURE FINANCIAL LLC	ALLIANCE RESOURCE OPERATING PARTNERS, L.P.
Lessor	Lessee

By: ALLIANCE RESOURCE MANAGEMENT GP, LLC
its Managing General Partner

By:	By:
Name:	Name: Cary P. Marshall
Title:	Title: Vice President - Corporate Finance and Treasurer

HAMILTON COUNTY COAL, LLC
Lessee

By:
Name: Cary P. Marshall
Title: Vice President - Corporate Finance and Treasurer

WHITE OAK RESOURCES LLC
Lessee

By:
Name: Cary P. Marshall
Title: Vice President - Corporate Finance and Treasurer

RIDER NO. 1 TO EQUIPMENT SCHEDULE NO. 143974613

SIGNATURE FINANCIAL LLC

SCHEDULE OF EQUIPMENT

Lessee: ALLIANCE RESOURCE OPERATING PARTNERS, L.P.,

HAMILTON COUNTY COAL, LLC AND WHITE

OAK RESOURCES LLC

Approved by		Page No. 1 of 1 total pages
(Lessee to initial each page)

Attached to Equipment Schedule No. 143974613		Equipment located at:
18033 Co. Rd. 500 E.
Street No.
		Dahlgren	Hamilton	IL 62828
		City	County	State ZIP Code

Manufacturer and/or Vendor Name & Invoice No.	Description	Invoice Cost

Joy Global Invoice No. 9404596420	One (1) 2013 Joy Global Model RS218 Gate End Shield with serial number FE209 and Joy Serial No. RS03323

Joy Global Invoice No. 9404596420	Twenty-five (25) 2013 Joy Global Model RS218 Face Shields with serial numbers ROF135 through and including ROF159 and Joy Serial No(s). RS03244 through and including RS03268

Joy Global Invoice No. 940405220	One (1) 2013 Joy Global Model 14CM27-11EX Continuous Miner with serial number JM7036

Joy Global Bill of Lading dated 12/15/14	One (1) 2014 Joy Global Model BH20B Rebuilt Coal Hauler with serial number BH1053B which includes LaMache Dual Battery Charger Model A85MD2 and 3 Battery Sets with Trays

Joy Global Invoice No. 9404441041	One (1) 2013 Joy Global Model BF-14B-75-64C Feeder Breaker with serial number 14270

Simmons Equipment Company Invoice No. 11800	One (1) 2014 Simmons Model S280 Battery Scoop with serial number S280-1062

Simmons Equipment Company Invoice No. 11802	One (1) 2014 Simmons Model S280 Battery Scoop with serial number S280-1069

Total: $10,000,000.00

SANTANDER BANK, N.A.

EQUIPMENT SCHEDULE NO. 143974608

executed pursuant to that certain Master Lease Agreement dated as of October 29, 2015 (the “Master Lease Agreement”), among Alliance Resource Operating Partners, L.P., Hamilton County Coal, LLC, and White Oak Resources LLC (collectively, “Lessee”) and PNC Equipment Finance, LLC, which is incorporated herein by reference.  This Equipment Schedule, incorporating by reference the terms and conditions of the Master Lease Agreement, constitutes a separate instrument of lease (the “Lease”) between Lessee and Santander Bank, N.A. (“Lessor”).  To the extent of any conflict or inconsistency between the terms of this Equipment Schedule and the Master Lease Agreement, the terms of this Equipment Schedule shall prevail.

1.     EQUIPMENT.  The Equipment leased hereunder shall be as set forth in the schedule attached hereto.

TOTAL INVOICE COST:  $15,000,000.00

2.     TERM.  Upon and after the date of execution hereof, the Equipment shall be subject to the terms and conditions provided herein and in the Lease.

A full term of lease with respect to said Equipment shall commence on the date hereof and shall extend for forty-eight (48) months after the 30th day of October, 2015 (the “Base Lease Commencement Date”).

3.     RENT.  From and after the Base Lease Commencement Date, the monthly rent for said Equipment during the term of this Lease shall be $284,101.88, computed as 1.89401% of the Total Invoice Cost specified above.  Rent payments shall be made, in arrears, on the 30th day of the month for each month during the term of this Lease (unless such payment is due in a month in which there is no 30th day, in which case such payment would be due on the last day of the month), commencing on November 30, 2015.

4.     LESSEE’S CONFIRMATION.  Lessee hereby confirms and warrants to Lessor that the Equipment:  (a) was duly delivered to Lessee at the location specified in Section 5 hereof; (b) has been received, inspected and determined to be in compliance with all applicable specifications and that the Equipment is hereby accepted for all purposes of the Lease; and (c) is a part of the “Equipment” referred to in the Lease and is taken subject to all terms and conditions therein and herein provided.  Lessee hereby represents and warrants to Lessor that, as of the date hereof, there is no Default or Event of Default under any Schedule or any other Lease Document (as such terms are defined in the Lease).

5.     LOCATION OF EQUIPMENT.  The location of the Equipment is specified on the Schedule of Equipment attached hereto.

6.     LATE CHARGE RATE.  The Late Charge Rate shall be two (2) percent (provided, however, that if such rate exceeds the highest rate permitted by applicable law, then the Late Charge Rate shall be the highest rate permitted by applicable law).

7.     COMMERCIAL LIABILITY INSURANCE.  The amount of commercial liability insurance referenced in Section 11 of the Lease is $25,000,000.00.

8.  PERSONAL PROPERTY TAXES.  Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment, and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing.

9.     SCHEDULE OF STIPULATED LOSS VALUES.  This Schedule of Stipulated Loss Values shall be applicable solely to the Equipment described in this Equipment Schedule.

1

Rent	Percent of Total
Payment No.	Invoice Cost

0	103.000
1	101.360
2	99.730
3	98.080
4	96.440
5	94.790
6	93.130
7	91.470
8	89.810
9	88.150
10	86.480
11	84.800
12	83.120
13	81.440
14	79.760
15	78.070
16	76.370
17	74.680
18	72.970
19	71.270
20	69.560
21	67.840
22	66.130
23	64.400
24	62.680
25	60.950
26	59.210
27	57.480
28	55.730
29	53.990
30	52.240
31	50.480
32	48.720
33	46.960
34	45.190
35	43.420
36	41.640
37	39.860
38	38.080
39	36.290
40	34.500
41	32.700
42	30.900
43	29.090
44	27.280
45	25.470
46	23.650
47	21.830
48	20.000

10.  CONVEYANCE OF INTEREST.  In consideration of the payment by Lessor of the amount specified herein as the Total Invoice Cost of the items of Equipment listed on the Schedule of Equipment attached hereto, the receipt and sufficiency of which are hereby acknowledged, Lessee does hereby convey, assign, transfer and set over to Lessor an interest in such Equipment, together with whatever claims and rights Lessee may have against the manufacturer and/or

2

supplier of such Equipment, including (but not limited to) all warranties with respect thereto. The conveyance contemplated hereby is solely for the purpose of granting to Lessor a security interest in the Equipment. All Equipment in which an interest is conveyed hereby shall remain in the possession of Lessee pursuant to the Lease.

Lessee represents and warrants that:  (a) Lessee has good and marketable title to such Equipment conveyed hereunder and does hereby transfer an interest therein free and clear of any and all encumbrances, liens, charges or defects; (b) the sale of such Equipment (1) has been duly authorized by all necessary action on the part of Lessee, (2) does not require the consent of any stockholder, member, trustee or holders of any indebtedness of Lessee, except such as have been duly obtained, and (3) does not and will not contravene any law, governmental rule, regulation or order now binding on Lessee, or the organizational documents of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Lessee under, any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it or its property is bound; and (c) no filing or recordation must be made, no notice must be given, and no other action must be taken with respect to any state or local jurisdiction, or any person, in order to preserve to Lessor all the rights transferred hereby.

11.  PAYMENT AUTHORIZATION.  Lessor is hereby irrevocably authorized and directed to pay the Total Invoice Cost specified above as follows:

Company Name	Wire Instructions	Amount

Alliance Resource Operating Partners, L.P.	Bank Name: Fifth Third Bank ABA #: 042000314 Account Name: Alliance Resource Operating Partners, L.P. Account #: [redacted] Reference: Alliance–Santander Bank, N.A.	$15,000,000.00

Lessor is hereby authorized to insert such factually correct information as is necessary to complete this Equipment Schedule, including (without limitation) the date of execution, and the rental payment amount(s) and factor(s).

12.  TERMINATION RENTAL PREMIUM.  Upon the expiration of the term of the Lease, Lessee promptly shall pay to Lessor without notice or demand therefor and together with all other amounts then due and payable hereunder, in cash, a Termination Rental Premium calculated as twenty percent (20%) of the aggregate original Total Invoice Cost of the Equipment (as specified on this Schedule).  Upon receipt by Lessor of the Termination Rental Premium, Lessor shall release its interest in the Equipment and convey assign, transfer and set over to Lessee or its designee the interest in the Equipment received by Lessor in Section 10 hereof, on an “AS IS, WHERE IS” basis without representation and warranty of any kind other than the Equipment being free of Liens created by or arising through Lessor.

[Signature Page Follows]

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DATE OF EXECUTION: October 29, 2015

SANTANDER BANK, N.A.
Lessor

By:	/S/ FRANCIS E. GRIMARD
Name:	Francis E. Grimard
Title:	Vice President

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.
Lessee

By: ALLIANCE RESOURCE MANAGEMENT GP, LLC
its Managing General Partner

By:	/s/ CARY P. MARSHALL
Name: Cary P. Marshall
Title: Vice President - Corporate Finance and Treasurer

HAMILTON COUNTY COAL, LLC
Lessee

By:	/s/ CARY P. MARSHALL
Name: Cary P. Marshall
Title: Vice President - Corporate Finance and Treasurer

WHITE OAK RESOURCES LLC
Lessee

By:	/s/ CARY P. MARSHALL
Name: Cary P. Marshall
Title: Vice President - Corporate Finance and Treasurer

EQUIPMENT SCHEDULE NO. 143974608

SANTANDER BANK, N.A.

REAL PROPERTY WAIVER

THIS REAL PROPERTY WAIVER (this “Waiver”) is made as of the 29th day of October, 2015 for the benefit of SANTANDER BANK, N.A., its successors and assigns (hereinafter the “Lessor”), and is given by the undersigned.

The undersigned has the interest described below in the premises more specifically described on the attached schedule (the “Premises”).  The Premises are now occupied in whole or in part by one or more of ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (“ARLP”), HAMILTON COUNTY COAL, LLC, a Delaware limited liability company (“HCC”) and WHITE OAK RESOURCES LLC, a Delaware limited liability company (“White Oak”), and their respective successors and permitted assigns (ARLP, HCC and White Oak, collectively and jointly and severally, “Lessee”), and Lessee desires to lease from Lessor certain equipment which is already on or is to be delivered to or installed on the Premises, all of said equipment being more fully described on the schedule attached hereto (hereinafter collectively the “Equipment”), all of which Equipment is now or hereafter may become subject to a Master Lease Agreement (hereinafter the “Agreement”) between PNC Equipment Finance, LLC, and Lessee; to be used in connection with the business of Lessee as now or hereafter conducted.

Lessor is willing to lease the Equipment to Lessee, provided that the undersigned recognizes Lessor’s interest in and to the Equipment.

NOW, THEREFORE, in consideration of the premises and the sum of Ten Dollars ($10.00) in hand paid, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby consents and agrees as follows:

1.    Lessor has a security interest in the Equipment to be leased to Lessee by Lessor.

2.    All the Equipment may be kept, installed, maintained, used and operated in the Premises; and shall remain personal property notwithstanding the manner or mode of the attachment of such Equipment to the realty and shall not become fixtures.

3.    The undersigned waives and agrees not to assert any lien, claim or interest which the undersigned may now have or hereafter may acquire against or in the Equipment by virtue of the undersigned’s interest in the real property, or otherwise.

4.    In the event of default by Lessee in the performance of any of its obligations pursuant to the Agreement or any extension or renewal of said Agreement, Lessor may:  (a) abandon the Equipment in place, (b) assemble the Equipment and conduct an auction of the Equipment on the Premises, or (c) remove the Equipment from the Premises in accordance with the terms and conditions of said Agreement.

5.    Lessor may, without affecting the validity of this Waiver, extend the time of the payment of any rental or the performance of any of the other terms and conditions of the Agreement, without the consent of, and without giving notice thereof to, the undersigned.

6.    This Waiver shall inure to the benefit of the successors and assigns of Lessor and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

IN WITNESS WHEREOF, the undersigned has caused this Real Property Waiver to be duly executed as of the day and year first above written.

INTEREST IN PREMISES:	ALLIANCE WOR PROPERTIES, LLC

☐ OWNER
☒ LANDLORD	By:
☐ MORTGAGEE	Name:
Title:

2

STATE OF	:
SS:
COUNTY OF	:

The undersigned, a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, hereby certifies that on this         day of October, 2015, personally appeared before me                       ,  to me personally known and known to be the person who signed the foregoing Real Property Waiver, who, being by me duly sworn and being informed of the contents of said Waiver, stated and acknowledged on oath that he signed, sealed and delivered same with authority as his free and voluntary act and deed, for the uses, purposes and considerations therein mentioned and set forth.

My Commission Expires:
,	Notary Public

PREPARED BY:

Womble Carlyle Sandridge & Rice, LLP

250 West Pratt Street, Suite 1300

Baltimore, Maryland  21201

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SCHEDULE A

“PREMISES”

The Premises are:

The entirety of Mine #1 with its portal located at 18033 Co. Rd. 500 E., Dahlgren, IL 62828. This mine is located in Hamilton County, Illinois.

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SCHEDULE B

“EQUIPMENT”

Manufacturer and/or Vendor Name & Invoice No.	Description

Joy Global Invoice No. 9404596420	Two (2) 2013 Joy Global Model RS218 Gate End Shield with serial numbers FE211 and FE212 with Joy Serial No(s) RS03325 and RS03326

Joy Global Invoice No. 9404596420	Forty-one (41) 2013 Joy Global Model RS218 Face Shields with serial numbers ROF168 through and including ROF208 with Joy Serial No(s). RS03277 through and including RS03317

Joy Global Invoice No. 9404438677	One (1) 2014 Joy Global Model 14CM27-11EX Continuous Miner with serial number JM7037

Joy Global Bill of Lading dated 11/18/14	One (1) 2014 Joy Global Model BH20B Rebuilt Coal Hauler with serial number BH1117C which includes LaMache Dual Battery Charger Model A85MD2 and 3 Battery Sets with Trays

Joy Global Bill of Lading dated 12/31/14	One (1) 2014 Joy Global Model BH20B Rebuilt Coal Hauler with serial number BH1121C which includes LaMache Dual Battery Charger Model A85MD2 and 3 Battery Sets with Trays

Joy Global Invoice No. 9404430985	One (1) 2013 Joy Global Model BF-14B-75-64C Feeder Breaker with serial number 14269

Joy Global Invoice No. 9404297440	One (1) 2013 Joy Global Model BF-14B-75-64C Feeder Breaker with serial number 14271

Maxxim Rebuild Company, LLC Invoice No. 12/5/2013	Two (2) Fletcher Model CDR-13-B, C-F Roof Drills with serial numbers 98075/2000334 and 98076 and (1) Fletcher Model CHDDR-13-A Roof Drill with serial number 2010034

5

SANTANDER BANK, N.A.

RIDER NO. 1 TO EQUIPMENT SCHEDULE NO. 143974608

To and part of Equipment Schedule No. 143974608 dated as of the       day of October, 2015 (the “Schedule”), among SANTANDER BANK, N.A., its successors and assigns (“Lessor”), and ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (“ARLP”), HAMILTON COUNTY COAL, LLC, a Delaware limited liability company (“HCC”) and WHITE OAK RESOURCES LLC, a Delaware limited liability company (“White Oak”), and their respective successors and permitted assigns (ARLP, HCC and White Oak, collectively and jointly and severally, “Lessee”).  The Equipment Schedule is executed pursuant to and incorporates by reference the terms and conditions of that certain Master Lease Agreement dated as of October   , 2015, among Lessee and PNC Equipment Finance, LLC.

ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

1.              As used herein, the following terms shall have the following meaning:

(a)         “Adverse Environmental Condition”: shall mean (i) the existence or the continuation of the existence, of an Environmental Contamination (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Contamination), of, or exposure to, any substance, chemical, material, pollutant, Hazardous Substance, odor or audible noise or other release or emission in, into or onto the environment (including without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment, or (iii) the violation, or alleged violation, of any Environmental Law, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any of the Equipment.

(b)         “Affiliate” shall mean, with respect to any given person, any person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person.

(c)          “Environmental Claim” shall mean any accusation, allegation, notice of violation, claim, demand, abatement or other order or direction (conditional or otherwise) by any governmental authority or any person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

(d)         “Environmental Contamination” shall mean any actual or threatened release, spill, emission, leaking, pumping, injection, presence, deposit, abandonment, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Hazardous Substance or other substance through or in the air, soil, surface water, groundwater or property.

(e)          “Environmental Law” shall mean any present or future Federal, foreign, state or local law, ordinance, order, rule or regulation and all judicial, administrative and regulatory decrees, judgments and orders, pertaining to health, industrial hygiene, the use, disposal or transportation of Hazardous Substances, Environmental Contamination, or pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) (42 U.S.C. §9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. §1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.), the Clean Air Act (42 U.S.C. §7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. §1361 et seq.), the Occupational Safety and Health Act (19 U.S.C. §651 et seq.), the Noise Control Act of 1972 (42 U.S.C. §4901 et seq.), and the Hazardous and Solid Waste Amendments (42 U.S.C. §2601 et seq.), as these laws have been or may be amended or supplemented, and any successor thereto, and any analogous foreign, state or local statutes, and the rules, regulations and orders promulgated pursuant thereto.

(f)           “Environmental Loss” shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys’ fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

(g)          “Equipment” shall mean the Equipment described on this Schedule.

(h)         “Hazardous Substances” shall mean and include hazardous substances as defined in CERCLA; oil of any kind, petroleum products and their by-products, including, but not limited to, sludge or residue; asbestos containing materials; polychlorinated biphenyls; any and all other hazardous or toxic substances; hazardous waste, as defined in CERCLA; medical waste; infectious waste; those substances listed in the United States Department of Transportation Table (49 C.F.R. §172.101); explosives; radioactive materials; and all other pollutants, contaminants and other substances regulated or controlled by the Environmental Laws and any other substance that requires special handling in its collection, storage, treatment or disposal under the Environmental Laws.

2.              Lessee hereby represents, warrants and covenants that:  (a) it has conducted, and will continue to conduct, its business operations, and throughout the term of the Lease will use the Equipment, so as to comply with all Environmental Laws; (b) as of the date hereof, and as of the date of execution of each Schedule, except as have been previously disclosed in writing by Lessee to Lessor, there are no Hazardous Substances generated, treated, handled, stored, transported, discharged, emitted, released or otherwise disposed of in connection with Lessee’s use of the Equipment; and (c) Lessee has, and throughout the term of the Lease will continue to have, in full force and effect all Federal, state and local licenses, permits, orders and approvals required to operate the Equipment in compliance with all Environmental Laws.

3.              Lessee agrees that if required to return the Equipment or any item thereof to Lessor or Lessor’s agents, Lessee shall return such Equipment free from all Hazardous Substances and otherwise fully in compliance with all Environmental Laws.

4.              Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless each Indemnitee from and against any Environmental Claim or Environmental Loss.

5.              The provisions of this Rider shall survive any expiration or termination of the Lease.

[Signature page follows]

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SANTANDER BANK, N.A.	ALLIANCE RESOURCE OPERATING PARTNERS, L.P.
Lessor	Lessee

	By:	ALLIANCE RESOURCE MANAGEMENT GP, LLC
its Managing General Partner

By:	By:
Name:	Name: Cary P. Marshall
Title:	Title: Vice President - Corporate Finance and Treasurer

HAMILTON COUNTY COAL, LLC
Lessee

By:
Name: Cary P. Marshall
Title: Vice President - Corporate Finance and Treasurer

WHITE OAK RESOURCES LLC
Lessee

By:
Name: Cary P. Marshall
Title: Vice President - Corporate Finance and Treasurer

RIDER NO. 1 TO EQUIPMENT SCHEDULE NO. 143974608

SANTANDER BANK, N.A.

SCHEDULE OF EQUIPMENT

Lessee: ALLIANCE RESOURCE OPERATING PARTNERS, L.P.,

HAMILTON COUNTY COAL, LLC AND WHITE

OAK RESOURCES LLC

Approved by		Page No. 1 of 2 total pages
(Lessee to initial each page)

Attached to Equipment Schedule No. 143974608		Equipment located at:
18033 Co. Rd. 500 E.
Street No.
Dahlgren Hamilton IL 62828
		City	County	State ZIP Code

Manufacturer and/or Vendor Name & Invoice No.	Description	Invoice Cost

Joy Global Invoice No. 9404596420	Two (2) 2013 Joy Global Model RS218 Gate End Shield with serial numbers FE211 and FE212 with Joy Serial No(s) RS03325 and RS03326

Joy Global Invoice No. 9404596420	Forty-one (41) 2013 Joy Global Model RS218 Face Shields with serial numbers ROF168 through and including ROF208 with Joy Serial No(s). RS03277 through and including RS03317

Joy Global Invoice No. 9404438677	One (1) 2014 Joy Global Model 14CM27-11EX Continuous Miner with serial number JM7037

Joy Global Bill of Lading dated 11/18/14	One (1) 2014 Joy Global Model BH20B Rebuilt Coal Hauler with serial number BH1117C which includes LaMache Dual Battery Charger Model A85MD2 and 3 Battery Sets with Trays

Joy Global Bill of Lading dated 12/31/14	One (1) 2014 Joy Global Model BH20B Rebuilt Coal Hauler with serial number BH1121C which includes LaMache Dual Battery Charger Model A85MD2 and 3 Battery Sets with Trays

Joy Global Invoice No. 9404430985	One (1) 2013 Joy Global Model BF-14B-75-64C Feeder Breaker with serial number 14269

Joy Global Invoice No. 9404297440	One (1) 2013 Joy Global Model BF-14B-75-64C Feeder Breaker with serial number 14271

Maxxim Rebuild Company, LLC Invoice No. 12/5/2013	Two (2) Fletcher Model CDR-13-B, C-F Roof Drills with serial numbers 98075/2000334 and 98076 and (1) Fletcher Model CHDDR-13-A Roof Drill with serial number 2010034

Total: $15,000,000.00

PNC EQUIPMENT FINANCE, LLC

EQUIPMENT SCHEDULE NO. 193583000

executed pursuant to that certain Master Lease Agreement dated as of October 29, 2015 (the “Master Lease Agreement”), among Alliance Resource Operating Partners, L.P., Hamilton County Coal, LLC, and White Oak Resources LLC (collectively, “Lessee”) and PNC Equipment Finance, LLC, which is incorporated herein by reference.  This Equipment Schedule, incorporating by reference the terms and conditions of the Master Lease Agreement, constitutes a separate instrument of lease (the “Lease”) between Lessee and PNC Equipment Finance, LLC (“Lessor”).  To the extent of any conflict or inconsistency between the terms of this Equipment Schedule and the Master Lease Agreement, the terms of this Equipment Schedule shall prevail.

1.     EQUIPMENT.  The Equipment leased hereunder shall be as set forth in the schedule attached hereto.

TOTAL INVOICE COST:  $10,000,000.00

2.     TERM.  Upon and after the date of execution hereof, the Equipment shall be subject to the terms and conditions provided herein and in the Lease.

A full term of lease with respect to said Equipment shall commence on the date hereof and shall extend for forty-eight (48) months after the 30th day of October, 2015 (the “Base Lease Commencement Date”).

3.     RENT.  From and after the Base Lease Commencement Date, the monthly rent for said Equipment during the term of this Lease shall be $189,401.25, computed as 1.89401% of the Total Invoice Cost specified above.  Rent payments shall be made, in arrears, on the 30th day of the month for each month during the term of this Lease (unless such payment is due in a month in which there is no 30th day, in which case such payment would be due on the last day of the month), commencing on November 30, 2015.

4.     LESSEE’S CONFIRMATION.  Lessee hereby confirms and warrants to Lessor that the Equipment:  (a) was duly delivered to Lessee at the location specified in Section 5 hereof; (b) has been received, inspected and determined to be in compliance with all applicable specifications and that the Equipment is hereby accepted for all purposes of the Lease; and (c) is a part of the “Equipment” referred to in the Lease and is taken subject to all terms and conditions therein and herein provided.  Lessee hereby represents and warrants to Lessor that, as of the date hereof, there is no Default or Event of Default under any Schedule or any other Lease Document (as such terms are defined in the Lease).

5.     LOCATION OF EQUIPMENT.  The location of the Equipment is specified on the Schedule of Equipment attached hereto.

6.     LATE CHARGE RATE.  The Late Charge Rate shall be two (2) percent (provided, however, that if such rate exceeds the highest rate permitted by applicable law, then the Late Charge Rate shall be the highest rate permitted by applicable law).

7.     COMMERCIAL LIABILITY INSURANCE.  The amount of commercial liability insurance referenced in Section 11 of the Lease is $25,000,000.00.

8.     PERSONAL PROPERTY TAXES.  Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment, and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing.

9.     SCHEDULE OF STIPULATED LOSS VALUES.  This Schedule of Stipulated Loss Values shall be applicable solely to the Equipment described in this Equipment Schedule.

Rent Payment No.	Percent of Total Invoice Cost
0	103.000
1	101.360
2	99.730
3	98.080
4	96.440
5	94.790
6	93.130
7	91.470
8	89.810
9	88.150
10	86.480
11	84.800
12	83.120
13	81.440
14	79.760
15	78.070
16	76.370
17	74.680
18	72.970
19	71.270
20	69.560
21	67.840
22	66.130
23	64.400
24	62.680
25	60.950
26	59.210
27	57.480
28	55.730
29	53.990
30	52.240
31	50.480
32	48.720
33	46.960
34	45.190
35	43.420
36	41.640
37	39.860
38	38.080
39	36.290
40	34.500
41	32.700
42	30.900
43	29.090
44	27.280
45	25.470
46	23.650
47	21.830
48	20.000

10.  CONVEYANCE OF INTEREST.  In consideration of the payment by Lessor of the amount specified herein as the Total Invoice Cost of the items of Equipment listed on the Schedule of Equipment attached hereto, the receipt and sufficiency of which are hereby acknowledged, Lessee does hereby convey, assign, transfer and set over to Lessor an interest in such Equipment, together with whatever claims and rights Lessee may have against the manufacturer and/or supplier of such Equipment, including (but not limited to) all warranties with respect thereto. The conveyance

2

contemplated hereby is solely for the purpose of granting to Lessor a security interest in the Equipment. All Equipment in which an interest is conveyed hereby shall remain in the possession of Lessee pursuant to the Lease.

Lessee represents and warrants that:  (a) Lessee has good and marketable title to such Equipment conveyed hereunder and does hereby transfer an interest therein free and clear of any and all encumbrances, liens, charges or defects; (b) the sale of such Equipment (1) has been duly authorized by all necessary action on the part of Lessee, (2) does not require the consent of any stockholder, member, trustee or holders of any indebtedness of Lessee, except such as have been duly obtained, and (3) does not and will not contravene any law, governmental rule, regulation or order now binding on Lessee, or the organizational documents of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Lessee under, any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it or its property is bound; and (c) no filing or recordation must be made, no notice must be given, and no other action must be taken with respect to any state or local jurisdiction, or any person, in order to preserve to Lessor all the rights transferred hereby.

11.  PAYMENT AUTHORIZATION.  Lessor is hereby irrevocably authorized and directed to pay the Total Invoice Cost specified above as follows:

Company Name	Wire Instructions	Amount

Alliance Resource Operating Partners, L.P.	Bank Name: Fifth Third Bank ABA #: 042000314 Account Name: Alliance Resource Operating Partners, L.P. Account #: [redacted] Reference: Alliance—PNC Equipment Finance, LLC	$10,000,000.00

Lessor is hereby authorized to insert such factually correct information as is necessary to complete this Equipment Schedule, including (without limitation) the date of execution, and the rental payment amount(s) and factor(s).

12.  TERMINATION RENTAL PREMIUM.  Upon the expiration of the term of the Lease, Lessee promptly shall pay to Lessor without notice or demand therefor and together with all other amounts then due and payable hereunder, in cash, a Termination Rental Premium calculated as twenty percent (20%) of the aggregate original Total Invoice Cost of the Equipment (as specified on this Schedule).  Upon receipt by Lessor of the Termination Rental Premium, Lessor shall release its interest in the Equipment and convey assign, transfer and set over to Lessee or its designee the interest in the Equipment received by Lessor in Section 10 hereof, on an “AS IS, WHERE IS” basis without representation and warranty of any kind other than the Equipment being free of Liens created by or arising through Lessor.

[Signature Page Follows]

3

DATE OF EXECUTION: October 29, 2015

PNC EQUIPMENT FINANCE, LLC
Lessor

By:	/S/ CHEREE F. KURELA
Name:	Cheree F. Kurela
Title:	Vice President

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.
Lessee

By:	ALLIANCE RESOURCE MANAGEMENT GP, LLC
its Managing General Partner

By:	/s/ CARY P. MARSHALL
Name: Cary P. Marshall
Title: Vice President - Corporate Finance and Treasurer

HAMILTON COUNTY COAL, LLC
Lessee

By:	/s/ CARY P. MARSHALL
Name: Cary P. Marshall
Title: Vice President - Corporate Finance and Treasurer

WHITE OAK RESOURCES LLC
Lessee

By:	/s/ CARY P. MARSHALL
Name: Cary P. Marshall
Title: Vice President - Corporate Finance and Treasurer

EQUIPMENT SCHEDULE NO. 193583000

PNC EQUIPMENT FINANCE, LLC

REAL PROPERTY WAIVER

THIS REAL PROPERTY WAIVER (this “Waiver”) is made as of the 29th day of October, 2015 for the benefit of PNC EQUIPMENT FINANCE, LLC, its successors and assigns (hereinafter the “Lessor”), and is given by the undersigned.

The undersigned has the interest described below in the premises more specifically described on the attached schedule (the “Premises”).  The Premises are now occupied in whole or in part by one or more of ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (“ARLP”), HAMILTON COUNTY COAL, LLC, a Delaware limited liability company (“HCC”) and WHITE OAK RESOURCES LLC, a Delaware limited liability company (“White Oak”), and their respective successors and permitted assigns (ARLP, HCC and White Oak, collectively and jointly and severally, “Lessee”), and Lessee desires to lease from Lessor certain equipment which is already on or is to be delivered to or installed on the Premises, all of said equipment being more fully described on the schedule attached hereto (hereinafter collectively the “Equipment”), all of which Equipment is now or hereafter may become subject to a Master Lease Agreement (hereinafter the “Agreement”) between PNC Equipment Finance, LLC, and Lessee; to be used in connection with the business of Lessee as now or hereafter conducted.

Lessor is willing to lease the Equipment to Lessee, provided that the undersigned recognizes Lessor’s interest in and to the Equipment.

NOW, THEREFORE, in consideration of the premises and the sum of Ten Dollars ($10.00) in hand paid, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby consents and agrees as follows:

1.             Lessor has a security interest in the Equipment to be leased to Lessee by Lessor.

2.             All the Equipment may be kept, installed, maintained, used and operated in the Premises; and shall remain personal property notwithstanding the manner or mode of the attachment of such Equipment to the realty and shall not become fixtures.

3.             The undersigned waives and agrees not to assert any lien, claim or interest which the undersigned may now have or hereafter may acquire against or in the Equipment by virtue of the undersigned’s interest in the real property, or otherwise.

4.             In the event of default by Lessee in the performance of any of its obligations pursuant to the Agreement or any extension or renewal of said Agreement, Lessor may:  (a) abandon the Equipment in place, (b) assemble the Equipment and conduct an auction of the Equipment on the Premises, or (c) remove the Equipment from the Premises in accordance with the terms and conditions of said Agreement.

5.             Lessor may, without affecting the validity of this Waiver, extend the time of the payment of any rental or the performance of any of the other terms and conditions of the Agreement, without the consent of, and without giving notice thereof to, the undersigned.

6.             This Waiver shall inure to the benefit of the successors and assigns of Lessor and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

IN WITNESS WHEREOF, the undersigned has caused this Real Property Waiver to be duly executed as of the day and year first above written.

INTEREST IN PREMISES:	ALLIANCE WOR PROPERTIES, LLC

☐ OWNER
☒ LANDLORD	By:
☐ MORTGAGEE	Name:
Title:

STATE OF	:
SS:
COUNTY OF	:

The undersigned, a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, hereby certifies that on this         day of October, 2015, personally appeared before me                       ,  to me personally known and known to be the person who signed the foregoing Real Property Waiver, who, being by me duly sworn and being informed of the contents of said Waiver, stated and acknowledged on oath that he signed, sealed and delivered same with authority as his free and voluntary act and deed, for the uses, purposes and considerations therein mentioned and set forth.

My Commission Expires:
,	Notary Public

PREPARED BY:

Womble Carlyle Sandridge & Rice, LLP

250 West Pratt Street, Suite 1300

Baltimore, Maryland  21201

SCHEDULE A

“PREMISES”

The Premises are:

The entirety of Mine #1 with its portal located at 18033 Co. Rd. 500 E., Dahlgren, IL 62828. This mine is located in Hamilton County, Illinois.

SCHEDULE B

“EQUIPMENT”

Manufacturer and/or Vendor Name & Invoice No.	Description
	Two (2) 2014/2015 Longwall Electrics & Compatibility Control Center as listed below

	SYSTEM LONGWALL #1
	8MVA POWER CENTER	S/N	2013861020131
	4MVA PUMP CENTER	S/N	2013864020131
	4160V STARTER	S/N	2013862020131
	HEADGATE	S/N	201386502131
	TAILGATE ENCLOSURE	S/N	2042792020131
	5 WAY DISCONNECT	S/N	2013863020131

	SYSTEM LONG WALL 2
	8MVA POWER CENTER	S/N	100565-001
	4MVA PUMP CENTER	S/N	100565-003
	4160 STARTER	S/N	0215-0000
	HEADGATE 2 BAY	S/N	11574520151
	HEADGATE 4 BAY	S/N	11574520151
	TAILGATE ENCLOSURE	S/N	11574820151
	5 WAY DISCONNECT	S/N	2115744020151

Two (2)  2014/2015 8 MVA Power Center & 4 MVA Pump Starter Primary Voltage (21.6KV) with serial numbers 2013861020131 and 2013864020131

Three (3)  (vintage assumed to be 2014/2015) Service Machine 3000KVA Power Centers with secondary 995VAC & 480VAC service Primary Voltage (21.6KV) with serial numbers 2,009,641,020,131.00 and 2,009,644,020,131.00 and 2,009,645,020,131.00

One (1)  (vintage assumed to be 2014/2015) Power Distribution Products (PDP) 2000 KVA Power Center with secondary 4160 VAC Service Primary Voltage (21.6KV) with serial number 100436-001

Two (2)  (vintage assumed to be 2014/2015) PDP 3000 KVA Power Center with secondary 4160 VAC service Primary Voltage (21.6KV) with serial numbers 100436-002 and 2009645020131

One (1)  (vintage assumed to be 2014/2015) PDP 1000 KVA Power Center with secondary 480 VAC service Primary Voltage (21.6KV) with serial number 100572-002

Five (5)  (vintage assumed to be 2014/2015) Service Machine Company (SMC) 2000 KVA 1000 KVA 480 V delta / 1000 Primary Voltage (21.6KV) with serial numbers 2,009,649,020,131.00 — 20,096,410,020,131.00 — 20,096,411,020,131.00 — 20,096,412,020,131.00 and 20,096,413,020,131.00

Two (2)  (vintage assumed to be 2014/2015) PDP 2000 KVA 1000 KVA 480 V delta / 1000 Primary Voltage (21.6KV) with serial numbers 100572-003 and 100572-004

Three (3)  (vintage assumed to be 2014/2015) SMC 21.6 KV Dual Switch House with serial numbers 2,009,647,020,131.00 and 2,009,647,020,131.00 and 2,009,648,020,131.00

Three (3) (vintage assumed to be 2014/2015) PDP 21.6 KV Dual Switch House with serial numbers 100387-001 and 100387-002 and 100572-001

Two (2) (vintage assumed to be 2014/2015) Line Power 850 KVA Transformers with serial numbers / customer unit numbers PO 581 and PO 582

PNC EQUIPMENT FINANCE, LLC

RIDER NO. 1 TO EQUIPMENT SCHEDULE NO. 193583000

To and part of Equipment Schedule No. 193583000 dated as of the       day of October, 2015 (the “Schedule”), among PNC EQUIPMENT FINANCE, LLC, its successors and assigns (“Lessor”), and ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (“ARLP”), HAMILTON COUNTY COAL, LLC, a Delaware limited liability company (“HCC”) and WHITE OAK RESOURCES LLC, a Delaware limited liability company (“White Oak”), and their respective successors and permitted assigns (ARLP, HCC and White Oak, collectively and jointly and severally, “Lessee”).  The Equipment Schedule is executed pursuant to and incorporates by reference the terms and conditions of that certain Master Lease Agreement dated as of October   , 2015, among Lessee and PNC Equipment Finance, LLC.

ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

1.    As used herein, the following terms shall have the following meaning:

(a)        “Adverse Environmental Condition”: shall mean (i) the existence or the continuation of the existence, of an Environmental Contamination (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Contamination), of, or exposure to, any substance, chemical, material, pollutant, Hazardous Substance, odor or audible noise or other release or emission in, into or onto the environment (including without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment, or (iii) the violation, or alleged violation, of any Environmental Law, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any of the Equipment.

(b)        “Affiliate” shall mean, with respect to any given person, any person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person.

(c)         “Environmental Claim” shall mean any accusation, allegation, notice of violation, claim, demand, abatement or other order or direction (conditional or otherwise) by any governmental authority or any person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

(d)        “Environmental Contamination” shall mean any actual or threatened release, spill, emission, leaking, pumping, injection, presence, deposit, abandonment, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Hazardous Substance or other substance through or in the air, soil, surface water, groundwater or property.

(e)         “Environmental Law” shall mean any present or future Federal, foreign, state or local law, ordinance, order, rule or regulation and all judicial, administrative and regulatory decrees, judgments and orders, pertaining to health, industrial hygiene, the use, disposal or transportation of Hazardous Substances, Environmental Contamination, or pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) (42 U.S.C. §9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. §1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.), the Clean Air Act (42 U.S.C. §7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. §1361 et seq.), the Occupational Safety and Health Act (19 U.S.C. §651 et seq.), the Noise Control Act of 1972 (42 U.S.C. §4901 et seq.), and the Hazardous and Solid Waste Amendments (42 U.S.C. §2601 et seq.), as these laws have been or may be amended or supplemented, and any successor thereto, and any analogous foreign, state or local statutes, and the rules, regulations and orders promulgated pursuant thereto.

(f)          “Environmental Loss” shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys’ fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

(g)   “Equipment” shall mean the Equipment described on this Schedule.

(h)        “Hazardous Substances” shall mean and include hazardous substances as defined in CERCLA; oil of any kind, petroleum products and their by-products, including, but not limited to, sludge or residue; asbestos containing materials; polychlorinated biphenyls; any and all other hazardous or toxic substances; hazardous waste, as defined in CERCLA; medical waste; infectious waste; those substances listed in the United States Department of Transportation Table (49 C.F.R. §172.101); explosives; radioactive materials; and all other pollutants, contaminants and other substances regulated or controlled by the Environmental Laws and any other substance that requires special handling in its collection, storage, treatment or disposal under the Environmental Laws.

2.            Lessee hereby represents, warrants and covenants that:  (a) it has conducted, and will continue to conduct, its business operations, and throughout the term of the Lease will use the Equipment, so as to comply with all Environmental Laws; (b) as of the date hereof, and as of the date of execution of each Schedule, except as have been previously disclosed in writing by Lessee to Lessor, there are no Hazardous Substances generated, treated, handled, stored, transported, discharged, emitted, released or otherwise disposed of in connection with Lessee’s use of the Equipment; and (c) Lessee has, and throughout the term of the Lease will continue to have, in full force and effect all Federal, state and local licenses, permits, orders and approvals required to operate the Equipment in compliance with all Environmental Laws.

3.            Lessee agrees that if required to return the Equipment or any item thereof to Lessor or Lessor’s agents, Lessee shall return such Equipment free from all Hazardous Substances and otherwise fully in compliance with all Environmental Laws.

4.            Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless each Indemnitee from and against any Environmental Claim or Environmental Loss.

5.            The provisions of this Rider shall survive any expiration or termination of the Lease.

[Signature page follows]

2

PNC EQUIPMENT FINANCE, LLC	ALLIANCE RESOURCE OPERATING PARTNERS, L.P.
Lessor	Lessee

By: ALLIANCE RESOURCE MANAGEMENT GP, LLC
its Managing General Partner

By:	By:
Name:	Name: Cary P. Marshall
Title:	Title: Vice President - Corporate Finance and Treasurer

HAMILTON COUNTY COAL, LLC
Lessee

By:
Name: Cary P. Marshall
Title: Vice President - Corporate Finance and Treasurer

WHITE OAK RESOURCES LLC
Lessee

By:
Name: Cary P. Marshall
Title: Vice President - Corporate Finance and Treasurer

RIDER NO. 1 TO EQUIPMENT SCHEDULE NO. 193583000

PNC EQUIPMENT FINANCE, LLC

SCHEDULE OF EQUIPMENT

Lessee: ALLIANCE RESOURCE OPERATING PARTNERS, L.P.,

HAMILTON COUNTY COAL, LLC AND WHITE

OAK RESOURCES LLC

Approved by		Page No. 1 of 2 total pages
(Lessee to initial each page)

Attached to Equipment Schedule No. 193583000		Equipment located at:
18033 Co. Rd. 500 E.
Street No.
		Dahlgren	Hamilton	IL 62828
		City	County	State ZIP Code

Manufacturer and/or Vendor Name & Invoice No.	Description	Invoice Cost

Two (2) 2014/2015 Longwall Electrics & Compatibility Control Center as listed below

SYSTEM LONGWALL #1

8MVA POWER CENTER        S/N  2013861020131

4MVA PUMP CENTER           S/N  2013864020131

4160V STARTER                     S/N  2013862020131

HEADGATE                             S/N  201386502131

TAILGATE ENCLOSURE         S/N  2042792020131

5 WAY DISCONNECT             S/N  2013863020131

SYSTEM LONG WALL  2

8MVA POWER CENTER        S/N  100565-001

4MVA PUMP  CENTER         S/N  100565-003

4160  STARTER                      S/N  0215-0000

HEADGATE 2 BAY                  S/N  11574520151

HEADGATE 4 BAY                  S/N 11574520151

TAILGATE ENCLOSURE         S/N  11574820151

5 WAY DISCONNECT             S/N  2115744020151

Two (2)  2014/2015 8 MVA Power Center & 4 MVA Pump Starter Primary Voltage (21.6KV)  with serial numbers 2013861020131 and 2013864020131

Three (3)  (vintage assumed to be 2014/2015) Service Machine 3000KVA Power Centers with secondary 995VAC & 480VAC service Primary Voltage (21.6KV)  with serial numbers 2,009,641,020,131.00 and 2,009,644,020,131.00 and 2,009,645,020,131.00

One (1)  (vintage assumed to be 2014/2015) Power Distribution Products (PDP) 2000 KVA Power Center with secondary 4160 VAC Service Primary Voltage (21.6KV)  with serial number 100436-001

Two (2)  (vintage assumed to be 2014/2015) PDP 3000 KVA Power Center with secondary 4160 VAC service Primary Voltage (21.6KV) with serial numbers 100436-002  and 2009645020131

One (1)  (vintage assumed to be 2014/2015) PDP 1000 KVA Power Center with secondary 480 VAC service Primary Voltage (21.6KV)  with serial number 100572-002

Five (5)  (vintage assumed to be 2014/2015) Service Machine Company (SMC) 2000 KVA 1000 KVA 480 V delta / 1000  Primary Voltage (21.6KV)  with serial numbers 2,009,649,020,131.00  —  20,096,410,020,131.00  —  20,096,411,020,131.00  — 20,096,412,020,131.00 and 20,096,413,020,131.00

Two (2)  (vintage assumed to be 2014/2015) PDP 2000 KVA 1000 KVA 480 V delta / 1000  Primary Voltage (21.6KV)  with serial numbers 100572-003 and 100572-004

Three (3)  (vintage assumed to be 2014/2015) SMC 21.6 KV Dual Switch House with serial numbers 2,009,647,020,131.00  and 2,009,647,020,131.00 and 2,009,648,020,131.00

Three (3)  (vintage assumed to be 2014/2015) PDP 21.6 KV Dual Switch House with serial numbers 100387-001  and 100387-002  and 100572-001

Two (2)  (vintage assumed to be 2014/2015) Line Power 850 KVA Transformers with serial numbers / customer unit numbers PO 581 and PO 582

Total: $10,000,000.00

PEOPLE’S CAPITAL AND LEASING CORP.

EQUIPMENT SCHEDULE NO. 143974615

executed pursuant to that certain Master Lease Agreement dated as of October 29, 2015 (the “Master Lease Agreement”), among Alliance Resource Operating Partners, L.P., Hamilton County Coal, LLC, and White Oak Resources LLC (collectively, “Lessee”) and PNC Equipment Finance, LLC, which is incorporated herein by reference.  This Equipment Schedule, incorporating by reference the terms and conditions of the Master Lease Agreement, constitutes a separate instrument of lease (the “Lease”) between Lessee and People’s Capital and Leasing Corp. (“Lessor”).  To the extent of any conflict or inconsistency between the terms of this Equipment Schedule and the Master Lease Agreement, the terms of this Equipment Schedule shall prevail.

1.              EQUIPMENT.  The Equipment leased hereunder shall be as set forth in the schedule attached hereto.

TOTAL INVOICE COST:  $2,000,000.00

2.              TERM.  Upon and after the date of execution hereof, the Equipment shall be subject to the terms and conditions provided herein and in the Lease.

A full term of lease with respect to said Equipment shall commence on the date hereof and shall extend for forty-eight (48) months after the 30th day of October, 2015 (the “Base Lease Commencement Date”).

3.              RENT.  From and after the Base Lease Commencement Date, the monthly rent for said Equipment during the term of this Lease shall be $37,880.25, computed as 1.89401% of the Total Invoice Cost specified above.  Rent payments shall be made, in arrears, on the 30th day of the month for each month during the term of this Lease (unless such payment is due in a month in which there is no 30th day, in which case such payment would be due on the last day of the month), commencing on November 30, 2015.

4.              LESSEE’S CONFIRMATION.  Lessee hereby confirms and warrants to Lessor that the Equipment:  (a) was duly delivered to Lessee at the location specified in Section 5 hereof; (b) has been received, inspected and determined to be in compliance with all applicable specifications and that the Equipment is hereby accepted for all purposes of the Lease; and (c) is a part of the “Equipment” referred to in the Lease and is taken subject to all terms and conditions therein and herein provided.  Lessee hereby represents and warrants to Lessor that, as of the date hereof, there is no Default or Event of Default under any Schedule or any other Lease Document (as such terms are defined in the Lease).

5.              LOCATION OF EQUIPMENT.  The location of the Equipment is specified on the Schedule of Equipment attached hereto.

6.              LATE CHARGE RATE.  The Late Charge Rate shall be two (2) percent (provided, however, that if such rate exceeds the highest rate permitted by applicable law, then the Late Charge Rate shall be the highest rate permitted by applicable law).

7.              COMMERCIAL LIABILITY INSURANCE.  The amount of commercial liability insurance referenced in Section 11 of the Lease is $25,000,000.00.

8.  PERSONAL PROPERTY TAXES.  Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment, and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing.

9.              SCHEDULE OF STIPULATED LOSS VALUES.  This Schedule of Stipulated Loss Values shall be applicable solely to the Equipment described in this Equipment Schedule.

1

Rent Payment No.	Percent of Total Invoice Cost
0	103.000
1	101.360
2	99.730
3	98.080
4	96.440
5	94.790
6	93.130
7	91.470
8	89.810
9	88.150
10	86.480
11	84.800
12	83.120
13	81.440
14	79.760
15	78.070
16	76.370
17	74.680
18	72.970
19	71.270
20	69.560
21	67.840
22	66.130
23	64.400
24	62.680
25	60.950
26	59.210
27	57.480
28	55.730
29	53.990
30	52.240
31	50.480
32	48.720
33	46.960
34	45.190
35	43.420
36	41.640
37	39.860
38	38.080
39	36.290
40	34.500
41	32.700
42	30.900
43	29.090
44	27.280
45	25.470
46	23.650
47	21.830
48	20.000

10.  CONVEYANCE OF INTEREST.  In consideration of the payment by Lessor of the amount specified herein as the Total Invoice Cost of the items of Equipment listed on the Schedule of Equipment attached hereto, the receipt and sufficiency of which are hereby acknowledged, Lessee does hereby convey, assign, transfer and set over to Lessor an interest in such Equipment, together with whatever claims and rights Lessee may have against the manufacturer and/or supplier of such Equipment, including (but not limited to) all warranties with respect thereto. The conveyance

2

contemplated hereby is solely for the purpose of granting to Lessor a security interest in the Equipment. All Equipment in which an interest is conveyed hereby shall remain in the possession of Lessee pursuant to the Lease.

Lessee represents and warrants that:  (a) Lessee has good and marketable title to such Equipment conveyed hereunder and does hereby transfer an interest therein free and clear of any and all encumbrances, liens, charges or defects; (b) the sale of such Equipment (1) has been duly authorized by all necessary action on the part of Lessee, (2) does not require the consent of any stockholder, member, trustee or holders of any indebtedness of Lessee, except such as have been duly obtained, and (3) does not and will not contravene any law, governmental rule, regulation or order now binding on Lessee, or the organizational documents of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Lessee under, any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it or its property is bound; and (c) no filing or recordation must be made, no notice must be given, and no other action must be taken with respect to any state or local jurisdiction, or any person, in order to preserve to Lessor all the rights transferred hereby.

11.  PAYMENT AUTHORIZATION.  Lessor is hereby irrevocably authorized and directed to pay the Total Invoice Cost specified above as follows:

Company Name	Wire Instructions	Amount
Alliance Resource Operating Partners, L.P.	Bank Name: Fifth Third Bank ABA #: 042000314 Account Name: Alliance Resource Operating Partners, L.P. Account #: [redacted] Reference: Alliance—People’s Capital and Leasing Corp.	$2,000,000.00

Lessor is hereby authorized to insert such factually correct information as is necessary to complete this Equipment Schedule, including (without limitation) the date of execution, and the rental payment amount(s) and factor(s).

12.  TERMINATION RENTAL PREMIUM.  Upon the expiration of the term of the Lease, Lessee promptly shall pay to Lessor without notice or demand therefor and together with all other amounts then due and payable hereunder, in cash, a Termination Rental Premium calculated as twenty percent (20%) of the aggregate original Total Invoice Cost of the Equipment (as specified on this Schedule).  Upon receipt by Lessor of the Termination Rental Premium, Lessor shall release its interest in the Equipment and convey assign, transfer and set over to Lessee or its designee the interest in the Equipment received by Lessor in Section 10 hereof, on an “AS IS, WHERE IS” basis without representation and warranty of any kind other than the Equipment being free of Liens created by or arising through Lessor.

[Signature Page Follows]

3

DATE OF EXECUTION: October 29, 2015

PEOPLE’S CAPITAL AND LEASING CORP.

Lessor

By:	/S/ FRANCISCO FONSECA
Name:	Francisco Fonseca
Title:	COO

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.
Lessee

By: ALLIANCE RESOURCE MANAGEMENT GP, LLC
its Managing General Partner

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

HAMILTON COUNTY COAL, LLC
Lessee

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

WHITE OAK RESOURCES LLC
Lessee

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

EQUIPMENT SCHEDULE NO. 143974615

PEOPLE’S CAPITAL AND LEASING CORP.

REAL PROPERTY WAIVER

THIS REAL PROPERTY WAIVER (this “Waiver”) is made as of the 29th day of October, 2015 for the benefit of PEOPLE’S CAPITAL AND LEASING CORP., its successors and assigns (hereinafter the “Lessor”), and is given by the undersigned.

The undersigned has the interest described below in the premises more specifically described on the attached schedule (the “Premises”).  The Premises are now occupied in whole or in part by one or more of ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (“ARLP”), HAMILTON COUNTY COAL, LLC, a Delaware limited liability company (“HCC”) and WHITE OAK RESOURCES LLC, a Delaware limited liability company (“White Oak”), and their respective successors and permitted assigns (ARLP, HCC and White Oak, collectively and jointly and severally, “Lessee”), and Lessee desires to lease from Lessor certain equipment which is already on or is to be delivered to or installed on the Premises, all of said equipment being more fully described on the schedule attached hereto (hereinafter collectively the “Equipment”), all of which Equipment is now or hereafter may become subject to a Master Lease Agreement (hereinafter the “Agreement”) between PNC Equipment Finance, LLC, and Lessee; to be used in connection with the business of Lessee as now or hereafter conducted.

Lessor is willing to lease the Equipment to Lessee, provided that the undersigned recognizes Lessor’s interest in and to the Equipment.

NOW, THEREFORE, in consideration of the premises and the sum of Ten Dollars ($10.00) in hand paid, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby consents and agrees as follows:

1.             Lessor has a security interest in the Equipment to be leased to Lessee by Lessor.

2.             All the Equipment may be kept, installed, maintained, used and operated in the Premises; and shall remain personal property notwithstanding the manner or mode of the attachment of such Equipment to the realty and shall not become fixtures.

3.             The undersigned waives and agrees not to assert any lien, claim or interest which the undersigned may now have or hereafter may acquire against or in the Equipment by virtue of the undersigned’s interest in the real property, or otherwise.

4.             In the event of default by Lessee in the performance of any of its obligations pursuant to the Agreement or any extension or renewal of said Agreement, Lessor may:  (a) abandon the Equipment in place, (b) assemble the Equipment and conduct an auction of the Equipment on the Premises, or (c) remove the Equipment from the Premises in accordance with the terms and conditions of said Agreement.

5.             Lessor may, without affecting the validity of this Waiver, extend the time of the payment of any rental or the performance of any of the other terms and conditions of the Agreement, without the consent of, and without giving notice thereof to, the undersigned.

6.             This Waiver shall inure to the benefit of the successors and assigns of Lessor and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

IN WITNESS WHEREOF, the undersigned has caused this Real Property Waiver to be duly executed as of the day and year first above written.

INTEREST IN PREMISES:		ALLIANCE WOR PROPERTIES, LLC

☐	OWNER
☒	LANDLORD	By:
☐	MORTGAGEE	Name:
Title:

2

STATE OF	:
SS:
COUNTY OF	:

The undersigned, a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, hereby certifies that on this         day of October, 2015, personally appeared before me                       ,  to me personally known and known to be the person who signed the foregoing Real Property Waiver, who, being by me duly sworn and being informed of the contents of said Waiver, stated and acknowledged on oath that he signed, sealed and delivered same with authority as his free and voluntary act and deed, for the uses, purposes and considerations therein mentioned and set forth.

My Commission Expires:
,	Notary Public

PREPARED BY:

Womble Carlyle Sandridge & Rice, LLP

250 West Pratt Street, Suite 1300

Baltimore, Maryland  21201

3

SCHEDULE A

“PREMISES”

The Premises are:

The entirety of Mine #1 with its portal located at 18033 Co. Rd. 500 E., Dahlgren, IL 62828. This mine is located in Hamilton County, Illinois.

4

SCHEDULE B

“EQUIPMENT”

Manufacturer and/or Vendor Name & Invoice No.	Description
Joy Global Invoice No. 9404596420	One (1) 2013 Joy Global Model RS218 Gate End Shield with serial number FE210 and Joy Serial No. RS03324

Joy Global Invoice No. 9404596420	Eight (8) 2013 Joy Global Model RS218 Face Shields with serial numbers ROF160 through and including ROF167 and Joy Serial No(s) RS03269 through and including RS03276

5

PEOPLE’S CAPITAL AND LEASING CORP.

RIDER NO. 1 TO EQUIPMENT SCHEDULE NO. 143974615

To and part of Equipment Schedule No. 143974615 dated as of the       day of October, 2015 (the “Schedule”), among PEOPLE’S CAPITAL AND LEASING CORP., its successors and assigns (“Lessor”), and ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (“ARLP”), HAMILTON COUNTY COAL, LLC, a Delaware limited liability company (“HCC”) and WHITE OAK RESOURCES LLC, a Delaware limited liability company (“White Oak”), and their respective successors and permitted assigns (ARLP, HCC and White Oak, collectively and jointly and severally, “Lessee”).  The Equipment Schedule is executed pursuant to and incorporates by reference the terms and conditions of that certain Master Lease Agreement dated as of October   , 2015, among Lessee and PNC Equipment Finance, LLC.

ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

1.            As used herein, the following terms shall have the following meaning:

(a)        “Adverse Environmental Condition”: shall mean (i) the existence or the continuation of the existence, of an Environmental Contamination (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Contamination), of, or exposure to, any substance, chemical, material, pollutant, Hazardous Substance, odor or audible noise or other release or emission in, into or onto the environment (including without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment, or (iii) the violation, or alleged violation, of any Environmental Law, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any of the Equipment.

(b)        “Affiliate” shall mean, with respect to any given person, any person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person.

(c)         “Environmental Claim” shall mean any accusation, allegation, notice of violation, claim, demand, abatement or other order or direction (conditional or otherwise) by any governmental authority or any person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

(d)        “Environmental Contamination” shall mean any actual or threatened release, spill, emission, leaking, pumping, injection, presence, deposit, abandonment, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Hazardous Substance or other substance through or in the air, soil, surface water, groundwater or property.

(e)         “Environmental Law” shall mean any present or future Federal, foreign, state or local law, ordinance, order, rule or regulation and all judicial, administrative and regulatory decrees, judgments and orders, pertaining to health, industrial hygiene, the use, disposal or transportation of Hazardous Substances, Environmental Contamination, or pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) (42 U.S.C. §9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. §1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.), the Clean Air Act (42 U.S.C. §7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. §1361 et seq.), the Occupational Safety and Health Act (19 U.S.C. §651 et seq.), the Noise Control Act of 1972 (42 U.S.C. §4901 et seq.), and the Hazardous and Solid Waste Amendments (42 U.S.C. §2601 et seq.), as these laws have been or may be amended or supplemented, and any successor thereto, and any analogous foreign, state or local statutes, and the rules, regulations and orders promulgated pursuant thereto.

(f)          “Environmental Loss” shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys’ fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

(g)         “Equipment” shall mean the Equipment described on this Schedule.

(h)        “Hazardous Substances” shall mean and include hazardous substances as defined in CERCLA; oil of any kind, petroleum products and their by-products, including, but not limited to, sludge or residue; asbestos containing materials; polychlorinated biphenyls; any and all other hazardous or toxic substances; hazardous waste, as defined in CERCLA; medical waste; infectious waste; those substances listed in the United States Department of Transportation Table (49 C.F.R. §172.101); explosives; radioactive materials; and all other pollutants, contaminants and other substances regulated or controlled by the Environmental Laws and any other substance that requires special handling in its collection, storage, treatment or disposal under the Environmental Laws.

2.            Lessee hereby represents, warrants and covenants that:  (a) it has conducted, and will continue to conduct, its business operations, and throughout the term of the Lease will use the Equipment, so as to comply with all Environmental Laws; (b) as of the date hereof, and as of the date of execution of each Schedule, except as have been previously disclosed in writing by Lessee to Lessor, there are no Hazardous Substances generated, treated, handled, stored, transported, discharged, emitted, released or otherwise disposed of in connection with Lessee’s use of the Equipment; and (c) Lessee has, and throughout the term of the Lease will continue to have, in full force and effect all Federal, state and local licenses, permits, orders and approvals required to operate the Equipment in compliance with all Environmental Laws.

3.            Lessee agrees that if required to return the Equipment or any item thereof to Lessor or Lessor’s agents, Lessee shall return such Equipment free from all Hazardous Substances and otherwise fully in compliance with all Environmental Laws.

4.            Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless each Indemnitee from and against any Environmental Claim or Environmental Loss.

5.            The provisions of this Rider shall survive any expiration or termination of the Lease.

[Signature page follows]

2

PEOPLE’S CAPITAL AND LEASING CORP.	ALLIANCE RESOURCE OPERATING PARTNERS, L.P.
Lessor	Lessee

By: ALLIANCE RESOURCE MANAGEMENT GP, LLC
its Managing General Partner

By:	By:
Name:	Name: Cary P. Marshall
Title:	Title: Vice President - Corporate Finance and Treasurer

HAMILTON COUNTY COAL, LLC
Lessee

By:
Name: Cary P. Marshall
Title: Vice President - Corporate Finance and Treasurer

WHITE OAK RESOURCES LLC
Lessee

By:
Name: Cary P. Marshall
Title: Vice President - Corporate Finance and Treasurer

RIDER NO. 1 TO EQUIPMENT SCHEDULE NO. 143974615

PEOPLE’S CAPITAL AND LEASING CORP.

SCHEDULE OF EQUIPMENT

Lessee: ALLIANCE RESOURCE OPERATING PARTNERS, L.P.,

HAMILTON COUNTY COAL, LLC AND WHITE

OAK RESOURCES LLC

Approved by		Page No. 1 of 1 total pages
(Lessee to initial each page)

Attached to Equipment Schedule No. 143974615		Equipment located at:
18033 Co. Rd. 500 E.
Street No.
		Dahlgren	Hamilton	IL 62828
		City	County	State ZIP Code

Manufacturer and/or Vendor Name & Invoice No.	Description	Invoice Cost
Joy Global Invoice No. 9404596420 Joy Global Invoice No. 9404596420

One (1) 2013 Joy Global Model RS218 Gate End Shield with serial number FE210 and Joy Serial No. RS03324

Eight (8) 2013 Joy Global Model RS218 Face Shields with serial numbers ROF160 through and including ROF167 and Joy Serial No(s) RS03269 through and including RS03276

Total: $2,000,000.00

MACQUARIE CORPORATE AND ASSET FUNDING INC.

EQUIPMENT SCHEDULE NO. 143974607

executed pursuant to that certain Master Lease Agreement dated as of October 29, 2015 (the “Master Lease Agreement”), among Alliance Resource Operating Partners, L.P., Hamilton County Coal, LLC, and White Oak Resources LLC (collectively, “Lessee”) and PNC Equipment Finance, LLC, which is incorporated herein by reference.  This Equipment Schedule, incorporating by reference the terms and conditions of the Master Lease Agreement, constitutes a separate instrument of lease (the “Lease”) between Lessee and Macquarie Corporate and Asset Funding Inc. (“Lessor”).  To the extent of any conflict or inconsistency between the terms of this Equipment Schedule and the Master Lease Agreement, the terms of this Equipment Schedule shall prevail.

1.              EQUIPMENT.  The Equipment leased hereunder shall be as set forth in the schedule attached hereto.

TOTAL INVOICE COST:  $12,000,000.00

2.              TERM.  Upon and after the date of execution hereof, the Equipment shall be subject to the terms and conditions provided herein and in the Lease.

A full term of lease with respect to said Equipment shall commence on the date hereof and shall extend for forty-eight (48) months after the 30th day of October, 2015 (the “Base Lease Commencement Date”).

3.              RENT.  From and after the Base Lease Commencement Date, the monthly rent for said Equipment during the term of this Lease shall be $232,161.26, computed as 1.93468% of the Total Invoice Cost specified above.   Rent payments shall be made, in arrears, on the 30th day of the month for each month during the term of this Lease (unless such payment is due in a month in which there is no 30th day, in which case such payment would be due on the last day of the month), commencing on November 30, 2015.

4.              LESSEE’S CONFIRMATION.  Lessee hereby confirms and warrants to Lessor that the Equipment:  (a) was duly delivered to Lessee at the location specified in Section 5 hereof; (b) has been received, inspected and determined to be in compliance with all applicable specifications and that the Equipment is hereby accepted for all purposes of the Lease; and (c) is a part of the “Equipment” referred to in the Lease and is taken subject to all terms and conditions therein and herein provided.  Lessee hereby represents and warrants to Lessor that, as of the date hereof, there is no Default or Event of Default under any Schedule or any other Lease Document (as such terms are defined in the Lease).

5.              LOCATION OF EQUIPMENT.  The location of the Equipment is specified on the Schedule of Equipment attached hereto.

6.              LATE CHARGE RATE.  The Late Charge Rate shall be two (2) percent (provided, however, that if such rate exceeds the highest rate permitted by applicable law, then the Late Charge Rate shall be the highest rate permitted by applicable law).

7.              COMMERCIAL LIABILITY INSURANCE.  The amount of commercial liability insurance referenced in Section 11 of the Lease is $25,000,000.00.

8.  PERSONAL PROPERTY TAXES.  Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment, and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing.

9.              SCHEDULE OF STIPULATED LOSS VALUES.  This Schedule of Stipulated Loss Values shall be applicable solely to the Equipment described in this Equipment Schedule.

1

Rent Payment No.	Percent of Total Invoice Cost
0	103.000
1	101.360
2	99.730
3	98.080
4	96.440
5	94.790
6	93.130
7	91.470
8	89.810
9	88.150
10	86.480
11	84.800
12	83.120
13	81.440
14	79.760
15	78.070
16	76.370
17	74.680
18	72.970
19	71.270
20	69.560
21	67.840
22	66.130
23	64.400
24	62.680
25	60.950
26	59.210
27	57.480
28	55.730
29	53.990
30	52.240
31	50.480
32	48.720
33	46.960
34	45.190
35	43.420
36	41.640
37	39.860
38	38.080
39	36.290
40	34.500
41	32.700
42	30.900
43	29.090
44	27.280
45	25.470
46	23.650
47	21.830
48	20.000

10.  CONVEYANCE OF INTEREST.  In consideration of the payment by Lessor of the amount specified herein as the Total Invoice Cost of the items of Equipment listed on the Schedule of Equipment attached hereto, the receipt and sufficiency of which are hereby acknowledged, Lessee does hereby convey, assign, transfer and set over to Lessor an interest in such Equipment, together with whatever claims and rights Lessee may have against the manufacturer and/or supplier of such Equipment, including (but not limited to) all warranties with respect thereto. The conveyance

2

contemplated hereby is solely for the purpose of granting to Lessor a security interest in the Equipment. All Equipment in which an interest is conveyed hereby shall remain in the possession of Lessee pursuant to the Lease.

Lessee represents and warrants that:  (a) Lessee has good and marketable title to such Equipment conveyed hereunder and does hereby transfer an interest therein free and clear of any and all encumbrances, liens, charges or defects; (b) the sale of such Equipment (1) has been duly authorized by all necessary action on the part of Lessee, (2) does not require the consent of any stockholder, member, trustee or holders of any indebtedness of Lessee, except such as have been duly obtained, and (3) does not and will not contravene any law, governmental rule, regulation or order now binding on Lessee, or the organizational documents of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Lessee under, any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it or its property is bound; and (c) no filing or recordation must be made, no notice must be given, and no other action must be taken with respect to any state or local jurisdiction, or any person, in order to preserve to Lessor all the rights transferred hereby.

11.  PAYMENT AUTHORIZATION.  Lessor is hereby irrevocably authorized and directed to pay the Total Invoice Cost specified above as follows:

Company Name	Wire Instructions	Amount
Alliance Resource Operating Partners, L.P.	Bank Name: Fifth Third Bank ABA #: 042000314 Account Name: Alliance Resource Operating Partners, L.P. Account #: [redacted] Reference: Alliance—Macquarie Corporate and Asset Funding Inc.	$12,000,000.00

Lessor is hereby authorized to insert such factually correct information as is necessary to complete this Equipment Schedule, including (without limitation) the date of execution, and the rental payment amount(s) and factor(s).

12.  TERMINATION RENTAL PREMIUM.  Upon the expiration of the term of the Lease, Lessee promptly shall pay to Lessor without notice or demand therefor and together with all other amounts then due and payable hereunder, in cash, a Termination Rental Premium calculated as twenty percent (20%) of the aggregate original Total Invoice Cost of the Equipment (as specified on this Schedule).  Upon receipt by Lessor of the Termination Rental Premium, Lessor shall release its interest in the Equipment and convey assign, transfer and set over to Lessee or its designee the interest in the Equipment received by Lessor in Section 10 hereof, on an “AS IS, WHERE IS” basis without representation and warranty of any kind other than the Equipment being free of Liens created by or arising through Lessor.

[Signature Page Follows]

3

DATE OF EXECUTION: October 29, 2015

MACQUARIE CORPORATE AND ASSET FUNDING INC.

Lessor

/s/ DEANNA PRUITT

By:	/S/ ROBERT DOWNEY	Deana Pruitt
Name:	Robert Downey	Assistant General Counsel
Title:	General Counsel

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.
Lessee

By: ALLIANCE RESOURCE MANAGEMENT GP, LLC
its Managing General Partner

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

HAMILTON COUNTY COAL, LLC
Lessee

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

WHITE OAK RESOURCES LLC
Lessee

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

EQUIPMENT SCHEDULE NO. 143974607

MACQUARIE CORPORATE AND ASSET FUNDING INC.

REAL PROPERTY WAIVER

THIS REAL PROPERTY WAIVER (this “Waiver”) is made as of the 29th day of October, 2015 for the benefit of MACQUARIE CORPORATE AND ASSET FUNDING INC., its successors and assigns (hereinafter the “Lessor”), and is given by the undersigned.

The undersigned has the interest described below in the premises more specifically described on the attached schedule (the “Premises”).  The Premises are now occupied in whole or in part by one or more of ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (“ARLP”), HAMILTON COUNTY COAL, LLC, a Delaware limited liability company (“HCC”) and WHITE OAK RESOURCES LLC, a Delaware limited liability company (“White Oak”), and their respective successors and permitted assigns (ARLP, HCC and White Oak, collectively and jointly and severally, “Lessee”), and Lessee desires to lease from Lessor certain equipment which is already on or is to be delivered to or installed on the Premises, all of said equipment being more fully described on the schedule attached hereto (hereinafter collectively the “Equipment”), all of which Equipment is now or hereafter may become subject to a Master Lease Agreement (hereinafter the “Agreement”) between PNC Equipment Finance, LLC, and Lessee; to be used in connection with the business of Lessee as now or hereafter conducted.

Lessor is willing to lease the Equipment to Lessee, provided that the undersigned recognizes Lessor’s interest in and to the Equipment.

NOW, THEREFORE, in consideration of the premises and the sum of Ten Dollars ($10.00) in hand paid, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby consents and agrees as follows:

1.    Lessor has a security interest in the Equipment to be leased to Lessee by Lessor.

2.    All the Equipment may be kept, installed, maintained, used and operated in the Premises; and shall remain personal property notwithstanding the manner or mode of the attachment of such Equipment to the realty and shall not become fixtures.

3.    The undersigned waives and agrees not to assert any lien, claim or interest which the undersigned may now have or hereafter may acquire against or in the Equipment by virtue of the undersigned’s interest in the real property, or otherwise.

4.    In the event of default by Lessee in the performance of any of its obligations pursuant to the Agreement or any extension or renewal of said Agreement, Lessor may:  (a) abandon the Equipment in place, (b) assemble the Equipment and conduct an auction of the Equipment on the Premises, or (c) remove the Equipment from the Premises in accordance with the terms and conditions of said Agreement.

5.    Lessor may, without affecting the validity of this Waiver, extend the time of the payment of any rental or the performance of any of the other terms and conditions of the Agreement, without the consent of, and without giving notice thereof to, the undersigned.

6.    This Waiver shall inure to the benefit of the successors and assigns of Lessor and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

IN WITNESS WHEREOF, the undersigned has caused this Real Property Waiver to be duly executed as of the day and year first above written.

INTEREST IN PREMISES:	ALLIANCE WOR PROPERTIES, LLC

☐ OWNER
☒ LANDLORD	By:
☐ MORTGAGEE	Name:
Title:

2

STATE OF	:

SS:

COUNTY OF	:

The undersigned, a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, hereby certifies that on this         day of October, 2015, personally appeared before me                       ,  to me personally known and known to be the person who signed the foregoing Real Property Waiver, who, being by me duly sworn and being informed of the contents of said Waiver, stated and acknowledged on oath that he signed, sealed and delivered same with authority as his free and voluntary act and deed, for the uses, purposes and considerations therein mentioned and set forth.

My Commission Expires:
,	Notary Public

PREPARED BY:

Womble Carlyle Sandridge & Rice, LLP

250 West Pratt Street, Suite 1300

Baltimore, Maryland  21201

3

SCHEDULE A

“PREMISES”

The Premises are:

The entirety of Mine #1 with its portal located at 18033 Co. Rd. 500 E., Dahlgren, IL 62828. This mine is located in Hamilton County, Illinois.

4

SCHEDULE B

“EQUIPMENT”

Manufacturer and/or Vendor Name & Invoice No.	Description

Joy Global Invoice Numbers

9404644757	North Mains Conveyor
9404662704	Weldment Support Feet and Saddles ILS
9404637027	Weldment Remote Drive Pulley Skid
9404561157	750 HP PU 480 volt Flender unit Primary Swing Base
9404457119	Weldment Controller (480 volt)
9404555044	Power Unit 2500 HP Slope RH
9404540784	Power Unit 2500 HP Slope RH
9404546779	Power Unit 2500 HP Slope LH
9404528058	Power Unit 2500 HP Slope LH
9404495616	Kit Guard Tail End
9404495622	Slope Belt Take-Up Section
9404495622	Kit Guard, Loop Take-Up
9404478206	Pulley
9404470850	Weldment Tail A-Frame, Slope
9404448915	Hydraulic Belt Clamp System
9404343090	Stacker and Slope Feed Cabinet Controller
9404343090	Main Line Cabinet Controller
9404343090	Panel and Booster Cabinet Controller
9404990363	Belt Winder Station Complete, 60” BW
9404850066	Head Gate Conveyor Belt Storage Unit
9404794844	Head Gate Discharge Roof Terminal, Assembled
9404740485	Weldment Panels/Guarding
9404457118	Weldment Panels Controller
9404719083	A-Frame Discharge Roof 72” BW
9404692870	Kit Guards Take-Up
9404692870	Assembly Take-Up 72” BW 80FT
9404366366	Assembly Take-Up Loop
9404413125	Weldment Controller, Slope
9404439070	Welment Intermediate Loading Section, Slope
9404474117	Slope Belt Pulley
9404491061	Slope Belt Welment Slope Discharge
9404493956	Slope Belt, Pulley, PD 84 in Drum
9404634370	Weldment Mains Tail Loading Section
9404719081	Weldment 90 Degree Transfer Dewatering Chute
9404740484	Head Gate Conveyor Drive 2X750 HP Skid, 60” BW
9404802083	Weldment, Mains Catwalks
9404809417	Weldment 90 Degree Transfer Chute
9404882533	Wire Rope on winch
9404886427	Weldment Catwalk Transfer

5

MACQUARIE CORPORATE AND ASSET FUNDING INC.

RIDER NO. 1 TO EQUIPMENT SCHEDULE NO. 143974607

To and part of Equipment Schedule No. 143974607 dated as of the       day of October, 2015 (the “Schedule”), among MACQUARIE CORPORATE AND ASSET FUNDING INC., its successors and assigns (“Lessor”), and ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (“ARLP”), HAMILTON COUNTY COAL, LLC, a Delaware limited liability company (“HCC”) and WHITE OAK RESOURCES LLC, a Delaware limited liability company (“White Oak”), and their respective successors and permitted assigns (ARLP, HCC and White Oak, collectively and jointly and severally, “Lessee”).  The Equipment Schedule is executed pursuant to and incorporates by reference the terms and conditions of that certain Master Lease Agreement dated as of October   , 2015, among Lessee and PNC Equipment Finance, LLC.

ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

1.    As used herein, the following terms shall have the following meaning:

(a)        “Adverse Environmental Condition”: shall mean (i) the existence or the continuation of the existence, of an Environmental Contamination (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Contamination), of, or exposure to, any substance, chemical, material, pollutant, Hazardous Substance, odor or audible noise or other release or emission in, into or onto the environment (including without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment, or (iii) the violation, or alleged violation, of any Environmental Law, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any of the Equipment.

(b)        “Affiliate” shall mean, with respect to any given person, any person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person.

(c)         “Environmental Claim” shall mean any accusation, allegation, notice of violation, claim, demand, abatement or other order or direction (conditional or otherwise) by any governmental authority or any person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

(d)        “Environmental Contamination” shall mean any actual or threatened release, spill, emission, leaking, pumping, injection, presence, deposit, abandonment, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Hazardous Substance or other substance through or in the air, soil, surface water, groundwater or property.

(e)         “Environmental Law” shall mean any present or future Federal, foreign, state or local law, ordinance, order, rule or regulation and all judicial, administrative and regulatory decrees, judgments and orders, pertaining to health, industrial hygiene, the use, disposal or transportation of Hazardous Substances, Environmental Contamination, or pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) (42 U.S.C. §9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. §1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.), the Clean Air Act (42 U.S.C. §7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. §1361 et seq.), the Occupational Safety and Health Act (19 U.S.C. §651 et seq.), the Noise Control Act of 1972 (42 U.S.C. §4901 et seq.), and the Hazardous and Solid Waste Amendments (42 U.S.C. §2601 et seq.), as these laws have been or may be amended or supplemented, and any successor thereto, and any analogous foreign, state or local statutes, and the rules, regulations and orders promulgated pursuant thereto.

(f)          “Environmental Loss” shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys’ fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

(g)   “Equipment” shall mean the Equipment described on this Schedule.

(h)        “Hazardous Substances” shall mean and include hazardous substances as defined in CERCLA; oil of any kind, petroleum products and their by-products, including, but not limited to, sludge or residue; asbestos containing materials; polychlorinated biphenyls; any and all other hazardous or toxic substances; hazardous waste, as defined in CERCLA; medical waste; infectious waste; those substances listed in the United States Department of Transportation Table (49 C.F.R. §172.101); explosives; radioactive materials; and all other pollutants, contaminants and other substances regulated or controlled by the Environmental Laws and any other substance that requires special handling in its collection, storage, treatment or disposal under the Environmental Laws.

2.            Lessee hereby represents, warrants and covenants that:  (a) it has conducted, and will continue to conduct, its business operations, and throughout the term of the Lease will use the Equipment, so as to comply with all Environmental Laws; (b) as of the date hereof, and as of the date of execution of each Schedule, except as have been previously disclosed in writing by Lessee to Lessor, there are no Hazardous Substances generated, treated, handled, stored, transported, discharged, emitted, released or otherwise disposed of in connection with Lessee’s use of the Equipment; and (c) Lessee has, and throughout the term of the Lease will continue to have, in full force and effect all Federal, state and local licenses, permits, orders and approvals required to operate the Equipment in compliance with all Environmental Laws.

3.            Lessee agrees that if required to return the Equipment or any item thereof to Lessor or Lessor’s agents, Lessee shall return such Equipment free from all Hazardous Substances and otherwise fully in compliance with all Environmental Laws.

4.            Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless each Indemnitee from and against any Environmental Claim or Environmental Loss.

5.            The provisions of this Rider shall survive any expiration or termination of the Lease.

[Signature page follows]

2

MACQUARIE CORPORATE AND ASSET FUNDING INC.	ALLIANCE RESOURCE OPERATING PARTNERS, L.P.
Lessor	Lessee

By: ALLIANCE RESOURCE MANAGEMENT GP, LLC
its Managing General Partner

By:	By:
Name:	Name:	Cary P. Marshall
Title:	Title:	Vice President - Corporate Finance and Treasurer

HAMILTON COUNTY COAL, LLC
Lessee

By:
Name: Cary P. Marshall
Title: Vice President - Corporate Finance and Treasurer

WHITE OAK RESOURCES LLC
Lessee

By:
Name: Cary P. Marshall
Title: Vice President - Corporate Finance and Treasurer

RIDER NO. 1 TO EQUIPMENT SCHEDULE NO. 143974607

MACQUARIE CORPORATE AND ASSET FUNDING INC.

SCHEDULE OF EQUIPMENT

Lessee: ALLIANCE RESOURCE OPERATING PARTNERS, L.P.,

HAMILTON COUNTY COAL, LLC AND WHITE

OAK RESOURCES LLC

Approved by		Page No. 1 of 2 total pages
(Lessee to initial each page)

Attached to Equipment Schedule No. 143974607		Equipment located at:
18033 Co. Rd. 500 E.
Street No.
		Dahlgren	Hamilton	IL 62828
		City	County	State ZIP Code

Manufacturer and/or Vendor Name & Invoice No.	Description	Invoice Cost
Joy Global Invoice Numbers

9404644757	North Mains Conveyor
9404662704	Weldment Support Feet and Saddles ILS
9404637027	Weldment Remote Drive Pulley Skid
9404561157	750 HP PU 480 volt Flender unit Primary Swing Base
9404457119	Weldment Controller (480 volt)
9404555044	Power Unit 2500 HP Slope RH
9404540784	Power Unit 2500 HP Slope RH
9404546779	Power Unit 2500 HP Slope LH
9404528058	Power Unit 2500 HP Slope LH
9404495616	Kit Guard Tail End
9404495622	Slope Belt Take-Up Section
9404495622	Kit Guard, Loop Take-Up
9404478206	Pulley
9404470850	Weldment Tail A-Frame, Slope
9404448915	Hydraulic Belt Clamp System
9404343090	Stacker and Slope Feed Cabinet Controller
9404343090	Main Line Cabinet Controller
9404343090	Panel and Booster Cabinet Controller
9404990363	Belt Winder Station Complete, 60” BW
9404850066	Head Gate Conveyor Belt Storage Unit
9404794844	Head Gate Discharge Roof Terminal, Assembled
9404740485	Weldment Panels/Guarding
9404457118	Weldment Panels Controller

9404719083	A-Frame Discharge Roof 72” BW
9404692870	Kit Guards Take-Up
9404692870	Assembly Take-Up 72” BW 80FT
9404366366	Assembly Take-Up Loop
9404413125	Weldment Controller, Slope
9404439070	Welment Intermediate Loading Section, Slope
9404474117	Slope Belt Pulley
9404491061	Slope Belt Welment Slope Discharge
9404493956	Slope Belt, Pulley, PD 84 in Drum
9404634370	Weldment Mains Tail Loading Section
9404719081	Weldment 90 Degree Transfer Dewatering Chute
9404740484	Head Gate Conveyor Drive 2X750 HP Skid, 60” BW
9404802083	Weldment, Mains Catwalks
9404809417	Weldment 90 Degree Transfer Chute
9404882533	Wire Rope on winch
9404886427	Weldment Catwalk Transfer

Total: $12,000,000.00

MB EQUIPMENT FINANCE, LLC

EQUIPMENT SCHEDULE NO. 143974611

executed pursuant to that certain Master Lease Agreement dated as of October 29, 2015 (the “Master Lease Agreement”), among Alliance Resource Operating Partners, L.P., Hamilton County Coal, LLC, and White Oak Resources LLC (collectively, “Lessee”) and PNC Equipment Finance, LLC, which is incorporated herein by reference.  This Equipment Schedule, incorporating by reference the terms and conditions of the Master Lease Agreement, constitutes a separate instrument of lease (the “Lease”) between Lessee and MB Equipment Finance, LLC (“Lessor”).  To the extent of any conflict or inconsistency between the terms of this Equipment Schedule and the Master Lease Agreement, the terms of this Equipment Schedule shall prevail.

1.     EQUIPMENT.  The Equipment leased hereunder shall be as set forth in the schedule attached hereto.

TOTAL INVOICE COST:  $10,000,000.00

2.     TERM.  Upon and after the date of execution hereof, the Equipment shall be subject to the terms and conditions provided herein and in the Lease.

A full term of lease with respect to said Equipment shall commence on the date hereof and shall extend for forty-eight (48) months after the 30th day of October, 2015 (the “Base Lease Commencement Date”).

3.     RENT.  From and after the Base Lease Commencement Date, the monthly rent for said Equipment during the term of this Lease shall be $189,401.25, computed as 1.89401% of the Total Invoice Cost specified above.  Rent payments shall be made, in arrears, on the 30th day of the month for each month during the term of this Lease (unless such payment is due in a month in which there is no 30th day, in which case such payment would be due on the last day of the month), commencing on November 30, 2015.

4.     LESSEE’S CONFIRMATION.  Lessee hereby confirms and warrants to Lessor that the Equipment:  (a) was duly delivered to Lessee at the location specified in Section 5 hereof; (b) has been received, inspected and determined to be in compliance with all applicable specifications and that the Equipment is hereby accepted for all purposes of the Lease; and (c) is a part of the “Equipment” referred to in the Lease and is taken subject to all terms and conditions therein and herein provided.  Lessee hereby represents and warrants to Lessor that, as of the date hereof, there is no Default or Event of Default under any Schedule or any other Lease Document (as such terms are defined in the Lease).

5.     LOCATION OF EQUIPMENT.  The location of the Equipment is specified on the Schedule of Equipment attached hereto.

6.     LATE CHARGE RATE.  The Late Charge Rate shall be two (2) percent (provided, however, that if such rate exceeds the highest rate permitted by applicable law, then the Late Charge Rate shall be the highest rate permitted by applicable law).

7.     COMMERCIAL LIABILITY INSURANCE.  The amount of commercial liability insurance referenced in Section 11 of the Lease is $25,000,000.00.

8.  PERSONAL PROPERTY TAXES.  Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment, and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing.

9.     SCHEDULE OF STIPULATED LOSS VALUES.  This Schedule of Stipulated Loss Values shall be applicable solely to the Equipment described in this Equipment Schedule.

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Rent Payment No.	Percent of Total Invoice Cost
0	103.000
1	101.360
2	99.730
3	98.080
4	96.440
5	94.790
6	93.130
7	91.470
8	89.810
9	88.150
10	86.480
11	84.800
12	83.120
13	81.440
14	79.760
15	78.070
16	76.370
17	74.680
18	72.970
19	71.270
20	69.560
21	67.840
22	66.130
23	64.400
24	62.680
25	60.950
26	59.210
27	57.480
28	55.730
29	53.990
30	52.240
31	50.480
32	48.720
33	46.960
34	45.190
35	43.420
36	41.640
37	39.860
38	38.080
39	36.290
40	34.500
41	32.700
42	30.900
43	29.090
44	27.280
45	25.470
46	23.650
47	21.830
48	20.000

10.  CONVEYANCE OF INTEREST.  In consideration of the payment by Lessor of the amount specified herein as the Total Invoice Cost of the items of Equipment listed on the Schedule of Equipment attached hereto, the receipt and sufficiency of which are hereby acknowledged, Lessee does hereby convey, assign, transfer and set over to Lessor an interest in such Equipment, together with whatever claims and rights Lessee may have against the manufacturer and/or supplier of such Equipment, including (but not limited to) all warranties with respect thereto. The conveyance contemplated

2

hereby is solely for the purpose of granting to Lessor a security interest in the Equipment. All Equipment in which an interest is conveyed hereby shall remain in the possession of Lessee pursuant to the Lease.

Lessee represents and warrants that:  (a) Lessee has good and marketable title to such Equipment conveyed hereunder and does hereby transfer an interest therein free and clear of any and all encumbrances, liens, charges or defects; (b) the sale of such Equipment (1) has been duly authorized by all necessary action on the part of Lessee, (2) does not require the consent of any stockholder, member, trustee or holders of any indebtedness of Lessee, except such as have been duly obtained, and (3) does not and will not contravene any law, governmental rule, regulation or order now binding on Lessee, or the organizational documents of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Lessee under, any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it or its property is bound; and (c) no filing or recordation must be made, no notice must be given, and no other action must be taken with respect to any state or local jurisdiction, or any person, in order to preserve to Lessor all the rights transferred hereby.

11.  PAYMENT AUTHORIZATION.  Lessor is hereby irrevocably authorized and directed to pay the Total Invoice Cost specified above as follows:

Company Name	Wire Instructions	Amount
Alliance Resource Operating Partners, L.P.	Bank Name: Fifth Third Bank ABA #: 042000314 Account Name: Alliance Resource Operating Partners, L.P. Account #: [redacted] Reference: Alliance—MB Equipment Finance, LLC	$10,000,000.00

Lessor is hereby authorized to insert such factually correct information as is necessary to complete this Equipment Schedule, including (without limitation) the date of execution, and the rental payment amount(s) and factor(s).

12.  TERMINATION RENTAL PREMIUM.  Upon the expiration of the term of the Lease, Lessee promptly shall pay to Lessor without notice or demand therefor and together with all other amounts then due and payable hereunder, in cash, a Termination Rental Premium calculated as twenty percent (20%) of the aggregate original Total Invoice Cost of the Equipment (as specified on this Schedule).  Upon receipt by Lessor of the Termination Rental Premium, Lessor shall release its interest in the Equipment and convey assign, transfer and set over to Lessee or its designee the interest in the Equipment received by Lessor in Section 10 hereof, on an “AS IS, WHERE IS” basis without representation and warranty of any kind other than the Equipment being free of Liens created by or arising through Lessor.

[Signature Page Follows]

3

DATE OF EXECUTION: October 29, 2015

MB EQUIPMENT FINANCE, LLC
Lessor

By:	/S/ PETER J. STEGER
Name:	Peter J. Steger
Title:	Senior Vice President

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.
Lessee

By: ALLIANCE RESOURCE MANAGEMENT GP, LLC
its Managing General Partner

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

HAMILTON COUNTY COAL, LLC
Lessee

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

WHITE OAK RESOURCES LLC
Lessee

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

EQUIPMENT SCHEDULE NO. 143974611

MB EQUIPMENT FINANCE, LLC

REAL PROPERTY WAIVER

THIS REAL PROPERTY WAIVER (this “Waiver”) is made as of the 29th day of October, 2015 for the benefit of MB EQUIPMENT FINANCE, LLC, its successors and assigns (hereinafter the “Lessor”), and is given by the undersigned.

The undersigned has the interest described below in the premises more specifically described on the attached schedule (the “Premises”).  The Premises are now occupied in whole or in part by one or more of ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (“ARLP”), HAMILTON COUNTY COAL, LLC, a Delaware limited liability company (“HCC”) and WHITE OAK RESOURCES LLC, a Delaware limited liability company (“White Oak”), and their respective successors and permitted assigns (ARLP, HCC and White Oak, collectively and jointly and severally, “Lessee”), and Lessee desires to lease from Lessor certain equipment which is already on or is to be delivered to or installed on the Premises, all of said equipment being more fully described on the schedule attached hereto (hereinafter collectively the “Equipment”), all of which Equipment is now or hereafter may become subject to a Master Lease Agreement (hereinafter the “Agreement”) between PNC Equipment Finance, LLC, and Lessee; to be used in connection with the business of Lessee as now or hereafter conducted.

Lessor is willing to lease the Equipment to Lessee, provided that the undersigned recognizes Lessor’s interest in and to the Equipment.

NOW, THEREFORE, in consideration of the premises and the sum of Ten Dollars ($10.00) in hand paid, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby consents and agrees as follows:

1.    Lessor has a security interest in the Equipment to be leased to Lessee by Lessor.

2.    All the Equipment may be kept, installed, maintained, used and operated in the Premises; and shall remain personal property notwithstanding the manner or mode of the attachment of such Equipment to the realty and shall not become fixtures.

3.    The undersigned waives and agrees not to assert any lien, claim or interest which the undersigned may now have or hereafter may acquire against or in the Equipment by virtue of the undersigned’s interest in the real property, or otherwise.

4.    In the event of default by Lessee in the performance of any of its obligations pursuant to the Agreement or any extension or renewal of said Agreement, Lessor may: (a) abandon the Equipment in place, (b) assemble the Equipment and conduct an auction of the Equipment on the Premises, or (c) remove the Equipment from the Premises in accordance with the terms and conditions of said Agreement.

5.    Lessor may, without affecting the validity of this Waiver, extend the time of the payment of any rental or the performance of any of the other terms and conditions of the Agreement, without the consent of, and without giving notice thereof to, the undersigned.

6.    This Waiver shall inure to the benefit of the successors and assigns of Lessor and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

IN WITNESS WHEREOF, the undersigned has caused this Real Property Waiver to be duly executed as of the day and year first above written.

INTEREST IN PREMISES:	ALLIANCE WOR PROPERTIES, LLC

☐ OWNER
☒ LANDLORD	By:
☐ MORTGAGEE	Name:
Title:

2

STATE OF	:
SS:
COUNTY OF	:

The undersigned, a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, hereby certifies that on this         day of October, 2015, personally appeared before me                       ,  to me personally known and known to be the person who signed the foregoing Real Property Waiver, who, being by me duly sworn and being informed of the contents of said Waiver, stated and acknowledged on oath that he signed, sealed and delivered same with authority as his free and voluntary act and deed, for the uses, purposes and considerations therein mentioned and set forth.

My Commission Expires:

,	Notary Public

PREPARED BY:

Womble Carlyle Sandridge & Rice, LLP

250 West Pratt Street, Suite 1300

Baltimore, Maryland 21201

3

SCHEDULE A

“PREMISES”

The Premises are:

The entirety of Mine #1 with its portal located at 18033 Co. Rd. 500 E., Dahlgren, IL 62828. This mine is located in Hamilton County, Illinois.

4

SCHEDULE B

“EQUIPMENT”

Manufacturer and/or Vendor Name & Invoice No.	Description

Joy Global

Invoice No. 9404596420

Joy Global

Invoice No. 9404596420

Getman Corporation

Invoice No. 146443

Getman Corporation

Invoice No. 148537

Getman Corporation

Invoice No. 151926

Joy Global

Invoice No. 9404348264

Joy Global

Bill of Lading dated 11/21/14

One (1) 2013 Joy Global Model RS218 Gate End Shield serial number FE005 and Joy Serial No. RS03322

Twenty-five (25) 2013 Joy Global Model RS218 Face Shields with serial numbers ROF110 through and including ROF134 and Joy Serial No(s) RS03219 through and including RS03243

One (1) 2013 Getman Road Grader with serial number 460-004

One (1) 2013 Getman Model LRD224 Lube Truck with serial number 410-007

One (1) 2013 Getman Model LRD224 Repair Truck with serial number 410-008

One (1) 2013 Joy Global Model 14CM27-11EX Continuous Miner with serial number JM7035

One (1) 2014 Joy Global Model BH20B Rebuilt Coal Hauler with serial number BH1094B which includes LaMache Dual Battery Charger Model A85MD2 and 3 Battery Sets with Trays

5

MB EQUIPMENT FINANCE, LLC

RIDER NO. 1 TO EQUIPMENT SCHEDULE NO. 143974611

To and part of Equipment Schedule No. 143974611 dated as of the       day of October, 2015 (the “Schedule”), among MB EQUIPMENT FINANCE, LLC, its successors and assigns (“Lessor”), and ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (“ARLP”), HAMILTON COUNTY COAL, LLC, a Delaware limited liability company (“HCC”) and WHITE OAK RESOURCES LLC, a Delaware limited liability company (“White Oak”), and their respective successors and permitted assigns (ARLP, HCC and White Oak, collectively and jointly and severally, “Lessee”).  The Equipment Schedule is executed pursuant to and incorporates by reference the terms and conditions of that certain Master Lease Agreement dated as of October    , 2015, among Lessee and PNC Equipment Finance, LLC.

ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

1.            As used herein, the following terms shall have the following meaning:

(a)        “Adverse Environmental Condition”: shall mean (i) the existence or the continuation of the existence, of an Environmental Contamination (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Contamination), of, or exposure to, any substance, chemical, material, pollutant, Hazardous Substance, odor or audible noise or other release or emission in, into or onto the environment (including without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment, or (iii) the violation, or alleged violation, of any Environmental Law, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any of the Equipment.

(b)        “Affiliate” shall mean, with respect to any given person, any person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person.

(c)         “Environmental Claim” shall mean any accusation, allegation, notice of violation, claim, demand, abatement or other order or direction (conditional or otherwise) by any governmental authority or any person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

(d)        “Environmental Contamination” shall mean any actual or threatened release, spill, emission, leaking, pumping, injection, presence, deposit, abandonment, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Hazardous Substance or other substance through or in the air, soil, surface water, groundwater or property.

(e)         “Environmental Law” shall mean any present or future Federal, foreign, state or local law, ordinance, order, rule or regulation and all judicial, administrative and regulatory decrees, judgments and orders, pertaining to health, industrial hygiene, the use, disposal or transportation of Hazardous Substances, Environmental Contamination, or pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) (42 U.S.C. §9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. §1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.), the Clean Air Act (42 U.S.C. §7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. §1361 et seq.), the Occupational Safety and Health Act (19 U.S.C. §651 et seq.), the Noise Control Act of 1972 (42 U.S.C. §4901 et seq.), and the Hazardous and Solid Waste Amendments (42 U.S.C. §2601 et seq.), as these laws have been or may be amended or supplemented, and any successor thereto, and any analogous foreign, state or local statutes, and the rules, regulations and orders promulgated pursuant thereto.

(f)          “Environmental Loss” shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys’ fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

(g)         “Equipment” shall mean the Equipment described on this Schedule.

(h)        “Hazardous Substances” shall mean and include hazardous substances as defined in CERCLA; oil of any kind, petroleum products and their by-products, including, but not limited to, sludge or residue; asbestos containing materials; polychlorinated biphenyls; any and all other hazardous or toxic substances; hazardous waste, as defined in CERCLA; medical waste; infectious waste; those substances listed in the United States Department of Transportation Table (49 C.F.R. §172.101); explosives; radioactive materials; and all other pollutants, contaminants and other substances regulated or controlled by the Environmental Laws and any other substance that requires special handling in its collection, storage, treatment or disposal under the Environmental Laws.

2.            Lessee hereby represents, warrants and covenants that:  (a) it has conducted, and will continue to conduct, its business operations, and throughout the term of the Lease will use the Equipment, so as to comply with all Environmental Laws; (b) as of the date hereof, and as of the date of execution of each Schedule, except as have been previously disclosed in writing by Lessee to Lessor, there are no Hazardous Substances generated, treated, handled, stored, transported, discharged, emitted, released or otherwise disposed of in connection with Lessee’s use of the Equipment; and (c) Lessee has, and throughout the term of the Lease will continue to have, in full force and effect all Federal, state and local licenses, permits, orders and approvals required to operate the Equipment in compliance with all Environmental Laws.

3.            Lessee agrees that if required to return the Equipment or any item thereof to Lessor or Lessor’s agents, Lessee shall return such Equipment free from all Hazardous Substances and otherwise fully in compliance with all Environmental Laws.

4.            Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless each Indemnitee from and against any Environmental Claim or Environmental Loss.

5.            The provisions of this Rider shall survive any expiration or termination of the Lease.

[Signature page follows]

2

MB EQUIPMENT FINANCE, LLC	ALLIANCE RESOURCE OPERATING PARTNERS, L.P.
Lessor	Lessee

By: ALLIANCE RESOURCE MANAGEMENT GP, LLC
its Managing General Partner

By:	By:
Name:	Name:	Cary P. Marshall
Title:	Title:	Vice President - Corporate Finance and Treasurer

HAMILTON COUNTY COAL, LLC
Lessee

By:
	Name:	Cary P. Marshall
	Title:	Vice President - Corporate Finance and Treasurer

WHITE OAK RESOURCES LLC
Lessee

By:
	Name:	Cary P. Marshall
	Title:	Vice President - Corporate Finance and Treasurer

RIDER NO. 1 TO EQUIPMENT SCHEDULE NO. 143974611

MB EQUIPMENT FINANCE, LLC

SCHEDULE OF EQUIPMENT

Lessee: ALLIANCE RESOURCE OPERATING PARTNERS, L.P.,

HAMILTON COUNTY COAL, LLC AND WHITE

OAK RESOURCES LLC

Approved by		Page No. 1 of 1 total pages
(Lessee to initial each page)

Attached to Equipment Schedule No. 143974611		Equipment located at:
18033 Co. Rd. 500 E.
Street No.
		Dahlgren	Hamilton	IL 62828
		City	County	State ZIP Code

Manufacturer and/or Vendor Name & Invoice No.	Description	Invoice Cost

Joy Global Invoice No. 9404596420	One (1) 2013 Joy Global Model RS218 Gate End Shield serial number FE005 and Joy Serial No. RS03322

Joy Global Invoice No. 9404596420	Twenty-five (25) 2013 Joy Global Model RS218 Face Shields with serial numbers ROF110 through and including ROF134 and Joy Serial No(s) RS03219 through and including RS03243

Getman Corporation Invoice No. 146443	One (1) 2013 Getman Road Grader with serial number 460-004

Getman Corporation Invoice No. 148537	One (1) 2013 Getman Model LRD224 Lube Truck with serial number 410-007

Getman Corporation Invoice No. 151926	One (1) 2013 Getman Model LRD224 Repair Truck with serial number 410-008

Joy Global Invoice No. 9404348264	One (1) 2013 Joy Global Model 14CM27-11EX Continuous Miner with serial number JM7035

Joy Global Bill of Lading dated 11/21/14	One (1) 2014 Joy Global Model BH20B Rebuilt Coal Hauler with serial number BH1094B which includes LaMache Dual Battery Charger Model A85MD2 and 3 Battery Sets with Trays
Total: $10,000,000.00

CATERPILLAR FINANCIAL SERVICES CORPORATION

EQUIPMENT SCHEDULE NO. 143974614

executed pursuant to that certain Master Lease Agreement dated as of October 29, 2015 (the “Master Lease Agreement”), among Alliance Resource Operating Partners, L.P., Hamilton County Coal, LLC, and White Oak Resources LLC (collectively, “Lessee”) and PNC Equipment Finance, LLC, which is incorporated herein by reference.  This Equipment Schedule, incorporating by reference the terms and conditions of the Master Lease Agreement, constitutes a separate instrument of lease (the “Lease”) between Lessee and Caterpillar Financial Services Corporation (“Lessor”).  To the extent of any conflict or inconsistency between the terms of this Equipment Schedule and the Master Lease Agreement, the terms of this Equipment Schedule shall prevail.

1.              EQUIPMENT.  The Equipment leased hereunder shall be as set forth in the schedule attached hereto.

TOTAL INVOICE COST:  $20,000,000.00

2.              TERM.  Upon and after the date of execution hereof, the Equipment shall be subject to the terms and conditions provided herein and in the Lease.

A full term of lease with respect to said Equipment shall commence on the date hereof and shall extend for forty-eight (48) months after the 30th day of October, 2015 (the “Base Lease Commencement Date”).

3.              RENT.  From and after the Base Lease Commencement Date, the monthly rent for said Equipment during the term of this Lease shall be $382,492.82, computed as 1.91246% of the Total Invoice Cost specified above.  Rent payments shall be made, in arrears, on the 30th day of the month for each month during the term of this Lease (unless such payment is due in a month in which there is no 30th day, in which case such payment would be due on the last day of the month), commencing on November 30, 2015.

4.              LESSEE’S CONFIRMATION.  Lessee hereby confirms and warrants to Lessor that the Equipment:  (a) was duly delivered to Lessee at the location specified in Section 5 hereof; (b) has been received, inspected and determined to be in compliance with all applicable specifications and that the Equipment is hereby accepted for all purposes of the Lease; and (c) is a part of the “Equipment” referred to in the Lease and is taken subject to all terms and conditions therein and herein provided.  Lessee hereby represents and warrants to Lessor that, as of the date hereof, there is no Default or Event of Default under any Schedule or any other Lease Document (as such terms are defined in the Lease).

5.              LOCATION OF EQUIPMENT.  The location of the Equipment is specified on the Schedule of Equipment attached hereto.

6.              LATE CHARGE RATE.  The Late Charge Rate shall be two (2) percent (provided, however, that if such rate exceeds the highest rate permitted by applicable law, then the Late Charge Rate shall be the highest rate permitted by applicable law).

7.              COMMERCIAL LIABILITY INSURANCE.  The amount of commercial liability insurance referenced in Section 11 of the Lease is $25,000,000.00.

8.  PERSONAL PROPERTY TAXES.  Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment, and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing.

9.              SCHEDULE OF STIPULATED LOSS VALUES.  This Schedule of Stipulated Loss Values shall be applicable solely to the Equipment described in this Equipment Schedule.

1

Rent Payment No.	Percent of Total Invoice Cost
0	103.000
1	101.360
2	99.730
3	98.080
4	96.440
5	94.790
6	93.130
7	91.470
8	89.810
9	88.150
10	86.480
11	84.800
12	83.120
13	81.440
14	79.760
15	78.070
16	76.370
17	74.680
18	72.970
19	71.270
20	69.560
21	67.840
22	66.130
23	64.400
24	62.680
25	60.950
26	59.210
27	57.480
28	55.730
29	53.990
30	52.240
31	50.480
32	48.720
33	46.960
34	45.190
35	43.420
36	41.640
37	39.860
38	38.080
39	36.290
40	34.500
41	32.700
42	30.900
43	29.090
44	27.280
45	25.470
46	23.650
47	21.830
48	20.000

10.  CONVEYANCE OF INTEREST.  In consideration of the payment by Lessor of the amount specified herein as the Total Invoice Cost of the items of Equipment listed on the Schedule of Equipment attached hereto, the receipt and sufficiency of which are hereby acknowledged, Lessee does hereby convey, assign, transfer and set over to Lessor an interest in such Equipment, together with whatever claims and rights Lessee may have against the manufacturer and/or supplier of such Equipment, including (but not limited to) all warranties with respect thereto. The conveyance

2

contemplated hereby is solely for the purpose of granting to Lessor a security interest in the Equipment. All Equipment in which an interest is conveyed hereby shall remain in the possession of Lessee pursuant to the Lease.

Lessee represents and warrants that:  (a) Lessee has good and marketable title to such Equipment conveyed hereunder and does hereby transfer an interest therein free and clear of any and all encumbrances, liens, charges or defects; (b) the sale of such Equipment (1) has been duly authorized by all necessary action on the part of Lessee, (2) does not require the consent of any stockholder, member, trustee or holders of any indebtedness of Lessee, except such as have been duly obtained, and (3) does not and will not contravene any law, governmental rule, regulation or order now binding on Lessee, or the organizational documents of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Lessee under, any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it or its property is bound; and (c) no filing or recordation must be made, no notice must be given, and no other action must be taken with respect to any state or local jurisdiction, or any person, in order to preserve to Lessor all the rights transferred hereby.

11.  PAYMENT AUTHORIZATION.  Lessor is hereby irrevocably authorized and directed to pay the Total Invoice Cost specified above as follows:

Company Name	Wire Instructions	Amount
Alliance Resource Operating Partners, L.P.	Bank Name: Fifth Third Bank ABA #: 042000314 Account Name: Alliance Resource Operating Partners, L.P. Account #: [redacted] Reference: Alliance—Caterpillar Financial Services Corporation	$20,000,000.00

Lessor is hereby authorized to insert such factually correct information as is necessary to complete this Equipment Schedule, including (without limitation) the date of execution, and the rental payment amount(s) and factor(s).

12.  TERMINATION RENTAL PREMIUM.  Upon the expiration of the term of the Lease, Lessee promptly shall pay to Lessor without notice or demand therefor and together with all other amounts then due and payable hereunder, in cash, a Termination Rental Premium calculated as twenty percent (20%) of the aggregate original Total Invoice Cost of the Equipment (as specified on this Schedule).  Upon receipt by Lessor of the Termination Rental Premium, Lessor shall release its interest in the Equipment and convey assign, transfer and set over to Lessee or its designee the interest in the Equipment received by Lessor in Section 10 hereof, on an “AS IS, WHERE IS” basis without representation and warranty of any kind other than the Equipment being free of Liens created by or arising through Lessor.

[Signature Page Follows]

3

DATE OF EXECUTION: October 29, 2015

CATERPILLAR FINANCIAL SERVICES CORPORATION
Lessor

By:	/S/ KAREN JOHNSON
Name:	Karen Johnson
Title:	Credit & Operations Manager

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.
Lessee

By: ALLIANCE RESOURCE MANAGEMENT GP, LLC
its Managing General Partner

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

HAMILTON COUNTY COAL, LLC
Lessee

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

WHITE OAK RESOURCES LLC
Lessee

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

EQUIPMENT SCHEDULE NO. 143974614

CATERPILLAR FINANCIAL SERVICES CORPORATION

REAL PROPERTY WAIVER

THIS REAL PROPERTY WAIVER (this “Waiver”) is made as of the 29th day of October, 2015 for the benefit of CATERPILLAR FINANCIAL SERVICES CORPORATION, its successors and assigns (hereinafter the “Lessor”), and is given by the undersigned.

The undersigned has the interest described below in the premises more specifically described on the attached schedule (the “Premises”).  The Premises are now occupied in whole or in part by one or more of ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (“ARLP”), HAMILTON COUNTY COAL, LLC, a Delaware limited liability company (“HCC”) and WHITE OAK RESOURCES LLC, a Delaware limited liability company (“White Oak”), and their respective successors and permitted assigns (ARLP, HCC and White Oak, collectively and jointly and severally, “Lessee”), and Lessee desires to lease from Lessor certain equipment which is already on or is to be delivered to or installed on the Premises, all of said equipment being more fully described on the schedule attached hereto (hereinafter collectively the “Equipment”), all of which Equipment is now or hereafter may become subject to a Master Lease Agreement (hereinafter the “Agreement”) between PNC Equipment Finance, LLC, and Lessee; to be used in connection with the business of Lessee as now or hereafter conducted.

Lessor is willing to lease the Equipment to Lessee, provided that the undersigned recognizes Lessor’s interest in and to the Equipment.

NOW, THEREFORE, in consideration of the premises and the sum of Ten Dollars ($10.00) in hand paid, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby consents and agrees as follows:

1.    Lessor has a security interest in the Equipment to be leased to Lessee by Lessor.

2.    All the Equipment may be kept, installed, maintained, used and operated in the Premises; and shall remain personal property notwithstanding the manner or mode of the attachment of such Equipment to the realty and shall not become fixtures.

3.    The undersigned waives and agrees not to assert any lien, claim or interest which the undersigned may now have or hereafter may acquire against or in the Equipment by virtue of the undersigned’s interest in the real property, or otherwise.

4.    In the event of default by Lessee in the performance of any of its obligations pursuant to the Agreement or any extension or renewal of said Agreement, Lessor may:  (a) abandon the Equipment in place, (b) assemble the Equipment and conduct an auction of the Equipment on the Premises, or (c) remove the Equipment from the Premises in accordance with the terms and conditions of said Agreement.

5.    Lessor may, without affecting the validity of this Waiver, extend the time of the payment of any rental or the performance of any of the other terms and conditions of the Agreement, without the consent of, and without giving notice thereof to, the undersigned.

6.    This Waiver shall inure to the benefit of the successors and assigns of Lessor and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

IN WITNESS WHEREOF, the undersigned has caused this Real Property Waiver to be duly executed as of the day and year first above written.

INTEREST IN PREMISES:	ALLIANCE WOR PROPERTIES, LLC

☐ OWNER
☒ LANDLORD	By:
☐ MORTGAGEE	Name:
Title:

2

STATE OF	:
SS:
COUNTY OF	:

The undersigned, a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, hereby certifies that on this         day of October, 2015, personally appeared before me                       ,  to me personally known and known to be the person who signed the foregoing Real Property Waiver, who, being by me duly sworn and being informed of the contents of said Waiver, stated and acknowledged on oath that he signed, sealed and delivered same with authority as his free and voluntary act and deed, for the uses, purposes and considerations therein mentioned and set forth.

My Commission Expires:
,	Notary Public

PREPARED BY:

Womble Carlyle Sandridge & Rice, LLP

250 West Pratt Street, Suite 1300

Baltimore, Maryland  21201

3

SCHEDULE A

“PREMISES”

The Premises are:

The entirety of Mine #1 with its portal located at 18033 Co. Rd. 500 E., Dahlgren, IL 62828. This mine is located in Hamilton County, Illinois.

4

SCHEDULE B

“EQUIPMENT”

Manufacturer and/or Vendor Name & Invoice No.	Description
Joy Global Invoice No. 9404596420	One (1) 2013 Joy Global Model RS218 Gate End Shield serial number FE002 and Joy Serial No. RS03319

Joy Global Invoice No. 9404596420	Fifty-one (51) 2013 Joy Global Model RS218 Face Shields with serial numbers ROF019 through and including ROF069 and Joy Serial No(s) RS03128 through and including RS03178

Joy Global Invoice No. 9404262466	One (1) Joy Global Model 12CM27-11EX Continuous Miner with serial number JM6319

Joy Global Invoice No. 9404638698	One (1) Joy Global Model 07LS1D-U5EU2680LK Longwall Shearer with serial number LS899

Getman Corporation Invoice No. 143835	One (1) 2012 Getman Tractor with serial number 410-005

Getman Corporation Invoice No. 144568	One (1) 2013 Getman Tractor with serial number 410-006

A.L. Lee Invoice No. 906108	One (1) 2014 A.L. Lee Model LT-50 Crawler Mounted Skid Steer with serial number E12500

A.L. Lee Invoice No. 906091	One (1) 2014 A.L. Lee Model LT-50 Crawler Mounted Skid Steer with serial number E12498

A.L. Lee Invoice No. 903103	One (1) 2014 A.L. Lee Model LT-50 Crawler Mounted Skid Steer with serial number E12499

Caterpillar Invoice No. MIMA00000994	One (1) 2013 Caterpillar Model 279C Skid Steer with serial number KWB01442

Taylor Invoice No. 20247213	One (1) 2013 Taylor Model TE100L with serial number S-WO-21760

5

CATERPILLAR FINANCIAL SERVICES CORPORATION

RIDER NO. 1 TO EQUIPMENT SCHEDULE NO. 143974614

To and part of Equipment Schedule No. 143974614 dated as of the       day of October, 2015 (the “Schedule”), among CATERPILLAR FINANCIAL SERVICES CORPORATION, its successors and assigns (“Lessor”), and ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (“ARLP”), HAMILTON COUNTY COAL, LLC, a Delaware limited liability company (“HCC”) and WHITE OAK RESOURCES LLC, a Delaware limited liability company (“White Oak”), and their respective successors and permitted assigns (ARLP, HCC and White Oak, collectively and jointly and severally, “Lessee”).  The Equipment Schedule is executed pursuant to and incorporates by reference the terms and conditions of that certain Master Lease Agreement dated as of October   , 2015, among Lessee and PNC Equipment Finance, LLC.

ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

1.    As used herein, the following terms shall have the following meaning:

(a)        “Adverse Environmental Condition”: shall mean (i) the existence or the continuation of the existence, of an Environmental Contamination (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Contamination), of, or exposure to, any substance, chemical, material, pollutant, Hazardous Substance, odor or audible noise or other release or emission in, into or onto the environment (including without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment, or (iii) the violation, or alleged violation, of any Environmental Law, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any of the Equipment.

(b)        “Affiliate” shall mean, with respect to any given person, any person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person.

(c)         “Environmental Claim” shall mean any accusation, allegation, notice of violation, claim, demand, abatement or other order or direction (conditional or otherwise) by any governmental authority or any person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

(d)        “Environmental Contamination” shall mean any actual or threatened release, spill, emission, leaking, pumping, injection, presence, deposit, abandonment, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Hazardous Substance or other substance through or in the air, soil, surface water, groundwater or property.

(e)         “Environmental Law” shall mean any present or future Federal, foreign, state or local law, ordinance, order, rule or regulation and all judicial, administrative and regulatory decrees, judgments and orders, pertaining to health, industrial hygiene, the use, disposal or transportation of Hazardous Substances, Environmental Contamination, or pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) (42 U.S.C. §9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. §1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.), the Clean Air Act (42 U.S.C. §7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. §1361 et seq.), the Occupational Safety and Health Act (19 U.S.C. §651 et seq.), the Noise Control Act of 1972 (42 U.S.C. §4901 et seq.), and the Hazardous and Solid Waste Amendments (42 U.S.C. §2601 et seq.), as these laws have been or may be amended or supplemented, and any successor thereto, and any analogous foreign, state or local statutes, and the rules, regulations and orders promulgated pursuant thereto.

(f)          “Environmental Loss” shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys’ fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

(g)   “Equipment” shall mean the Equipment described on this Schedule.

(h)        “Hazardous Substances” shall mean and include hazardous substances as defined in CERCLA; oil of any kind, petroleum products and their by-products, including, but not limited to, sludge or residue; asbestos containing materials; polychlorinated biphenyls; any and all other hazardous or toxic substances; hazardous waste, as defined in CERCLA; medical waste; infectious waste; those substances listed in the United States Department of Transportation Table (49 C.F.R. §172.101); explosives; radioactive materials; and all other pollutants, contaminants and other substances regulated or controlled by the Environmental Laws and any other substance that requires special handling in its collection, storage, treatment or disposal under the Environmental Laws.

2.            Lessee hereby represents, warrants and covenants that:  (a) it has conducted, and will continue to conduct, its business operations, and throughout the term of the Lease will use the Equipment, so as to comply with all Environmental Laws; (b) as of the date hereof, and as of the date of execution of each Schedule, except as have been previously disclosed in writing by Lessee to Lessor, there are no Hazardous Substances generated, treated, handled, stored, transported, discharged, emitted, released or otherwise disposed of in connection with Lessee’s use of the Equipment; and (c) Lessee has, and throughout the term of the Lease will continue to have, in full force and effect all Federal, state and local licenses, permits, orders and approvals required to operate the Equipment in compliance with all Environmental Laws.

3.            Lessee agrees that if required to return the Equipment or any item thereof to Lessor or Lessor’s agents, Lessee shall return such Equipment free from all Hazardous Substances and otherwise fully in compliance with all Environmental Laws.

4.            Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless each Indemnitee from and against any Environmental Claim or Environmental Loss.

5.            The provisions of this Rider shall survive any expiration or termination of the Lease.

[Signature page follows]

2

CATERPILLAR FINANCIAL SERVICES CORPORATION	ALLIANCE RESOURCE OPERATING PARTNERS, L.P.
Lessor	Lessee

By: ALLIANCE RESOURCE MANAGEMENT GP, LLC
its Managing General Partner

By:	By:
Name:	Name:	Cary P. Marshall
Title:	Title:	Vice President - Corporate Finance and Treasurer

HAMILTON COUNTY COAL, LLC
Lessee

By:
	Name:	Cary P. Marshall
	Title:	Vice President - Corporate Finance and Treasurer

WHITE OAK RESOURCES LLC
Lessee

By:
	Name:	Cary P. Marshall
	Title:	Vice President - Corporate Finance and Treasurer

RIDER NO. 1 TO EQUIPMENT SCHEDULE NO. 143974614

CATERPILLAR FINANCIAL SERVICES CORPORATION

SCHEDULE OF EQUIPMENT

Lessee: ALLIANCE RESOURCE OPERATING PARTNERS, L.P.,

HAMILTON COUNTY COAL, LLC AND WHITE

OAK RESOURCES LLC

Approved by	Page No. 1 of 2 total pages
(Lessee to initial each page)

Attached to Equipment Schedule No. 143974614	Equipment located at:
18033 Co. Rd. 500 E.
Street No.
Dahlgren Hamilton IL 62828
City County State ZIP Code

Manufacturer and/or Vendor Name & Invoice No.	Description	Invoice Cost

Joy Global Invoice No. 9404596420	One (1) 2013 Joy Global Model RS218 Gate End Shield serial number FE002 and Joy Serial No. RS03319

Joy Global Invoice No. 9404596420	Fifty-one (51) 2013 Joy Global Model RS218 Face Shields with serial numbers ROF019 through and including ROF069 and Joy Serial No(s) RS03128 through and including RS03178

Joy Global Invoice No. 9404262466	One (1) Joy Global Model 12CM27-11EX Continuous Miner with serial number JM6319

Joy Global Invoice No. 9404638698	One (1) Joy Global Model 07LS1D-U5EU2680LK Longwall Shearer with serial number LS899

Getman Corporation Invoice No. 143835	One (1) 2012 Getman Tractor with serial number 410-005

Getman Corporation Invoice No. 144568	One (1) 2013 Getman Tractor with serial number 410-006

A.L. Lee Invoice No. 906108	One (1) 2014 A.L. Lee Model LT-50 Crawler Mounted Skid Steer with serial number E12500

A.L. Lee Invoice No. 906091	One (1) 2014 A.L. Lee Model LT-50 Crawler Mounted Skid Steer with serial number E12498

A.L. Lee Invoice No. 903103	One (1) 2014 A.L. Lee Model LT-50 Crawler Mounted Skid Steer with serial number E12499

Caterpillar Invoice No. MIMA00000994	One (1) 2013 Caterpillar Model 279C Skid Steer with serial number KWB01442

Taylor Invoice No. 20247213	One (1) 2013 Taylor Model TE100L with serial number S-WO-21760

Total: $20,000,000.00

FIRST FINANCIAL EQUIPMENT FINANCE

EQUIPMENT SCHEDULE NO. 143974612

executed pursuant to that certain Master Lease Agreement dated as of October 29, 2015 (the “Master Lease Agreement”), among Alliance Resource Operating Partners, L.P., Hamilton County Coal, LLC, and White Oak Resources LLC (collectively, “Lessee”) and PNC Equipment Finance, LLC, which is incorporated herein by reference.  This Equipment Schedule, incorporating by reference the terms and conditions of the Master Lease Agreement, constitutes a separate instrument of lease (the “Lease”) between Lessee and First Financial Equipment Finance (“Lessor”).  To the extent of any conflict or inconsistency between the terms of this Equipment Schedule and the Master Lease Agreement, the terms of this Equipment Schedule shall prevail.

1.     EQUIPMENT.  The Equipment leased hereunder shall be as set forth in the schedule attached hereto.

TOTAL INVOICE COST:  $10,000,000.00

2.     TERM.  Upon and after the date of execution hereof, the Equipment shall be subject to the terms and conditions provided herein and in the Lease.

A full term of lease with respect to said Equipment shall commence on the date hereof and shall extend for forty-eight (48) months after the 30th day of October, 2015 (the “Base Lease Commencement Date”).

3.     RENT.  From and after the Base Lease Commencement Date, the monthly rent for said Equipment during the term of this Lease shall be $189,401.25, computed as 1.89401% of the Total Invoice Cost specified above.  Rent payments shall be made, in arrears, on the 30th day of the month for each month during the term of this Lease (unless such payment is due in a month in which there is no 30th day, in which case such payment would be due on the last day of the month), commencing on November 30, 2015.

4.     LESSEE’S CONFIRMATION.  Lessee hereby confirms and warrants to Lessor that the Equipment:  (a) was duly delivered to Lessee at the location specified in Section 5 hereof; (b) has been received, inspected and determined to be in compliance with all applicable specifications and that the Equipment is hereby accepted for all purposes of the Lease; and (c) is a part of the “Equipment” referred to in the Lease and is taken subject to all terms and conditions therein and herein provided.  Lessee hereby represents and warrants to Lessor that, as of the date hereof, there is no Default or Event of Default under any Schedule or any other Lease Document (as such terms are defined in the Lease).

5.     LOCATION OF EQUIPMENT.  The location of the Equipment is specified on the Schedule of Equipment attached hereto.

6.     LATE CHARGE RATE.  The Late Charge Rate shall be two (2) percent (provided, however, that if such rate exceeds the highest rate permitted by applicable law, then the Late Charge Rate shall be the highest rate permitted by applicable law).

7.     COMMERCIAL LIABILITY INSURANCE.  The amount of commercial liability insurance referenced in Section 11 of the Lease is $25,000,000.00.

8.  PERSONAL PROPERTY TAXES.  Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment, and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing.

9.     SCHEDULE OF STIPULATED LOSS VALUES.  This Schedule of Stipulated Loss Values shall be applicable solely to the Equipment described in this Equipment Schedule.

1

Rent Payment No.	Percent of Total Invoice Cost
0	103.000
1	101.360
2	99.730
3	98.080
4	96.440
5	94.790
6	93.130
7	91.470
8	89.810
9	88.150
10	86.480
11	84.800
12	83.120
13	81.440
14	79.760
15	78.070
16	76.370
17	74.680
18	72.970
19	71.270
20	69.560
21	67.840
22	66.130
23	64.400
24	62.680
25	60.950
26	59.210
27	57.480
28	55.730
29	53.990
30	52.240
31	50.480
32	48.720
33	46.960
34	45.190
35	43.420
36	41.640
37	39.860
38	38.080
39	36.290
40	34.500
41	32.700
42	30.900
43	29.090
44	27.280
45	25.470
46	23.650
47	21.830
48	20.000

10.  CONVEYANCE OF INTEREST.  In consideration of the payment by Lessor of the amount specified herein as the Total Invoice Cost of the items of Equipment listed on the Schedule of Equipment attached hereto, the receipt and sufficiency of which are hereby acknowledged, Lessee does hereby convey, assign, transfer and set over to Lessor an interest in such Equipment, together with whatever claims and rights Lessee may have against the manufacturer and/or supplier of such Equipment, including (but not limited to) all warranties with respect thereto. The conveyance

2

contemplated hereby is solely for the purpose of granting to Lessor a security interest in the Equipment. All Equipment in which an interest is conveyed hereby shall remain in the possession of Lessee pursuant to the Lease.

Lessee represents and warrants that:  (a) Lessee has good and marketable title to such Equipment conveyed hereunder and does hereby transfer an interest therein free and clear of any and all encumbrances, liens, charges or defects; (b) the sale of such Equipment (1) has been duly authorized by all necessary action on the part of Lessee, (2) does not require the consent of any stockholder, member, trustee or holders of any indebtedness of Lessee, except such as have been duly obtained, and (3) does not and will not contravene any law, governmental rule, regulation or order now binding on Lessee, or the organizational documents of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Lessee under, any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it or its property is bound; and (c) no filing or recordation must be made, no notice must be given, and no other action must be taken with respect to any state or local jurisdiction, or any person, in order to preserve to Lessor all the rights transferred hereby.

11.  PAYMENT AUTHORIZATION.  Lessor is hereby irrevocably authorized and directed to pay the Total Invoice Cost specified above as follows:

Company Name	Wire Instructions	Amount
Alliance Resource Operating Partners, L.P.	Bank Name: Fifth Third Bank ABA #: 042000314 Account Name: Alliance Resource Operating Partners, L.P. Account #: [Redacted] Reference: Alliance—First Financial Equipment Finance	$10,000,000.00

Lessor is hereby authorized to insert such factually correct information as is necessary to complete this Equipment Schedule, including (without limitation) the date of execution, and the rental payment amount(s) and factor(s).

12.  TERMINATION RENTAL PREMIUM.  Upon the expiration of the term of the Lease, Lessee promptly shall pay to Lessor without notice or demand therefor and together with all other amounts then due and payable hereunder, in cash, a Termination Rental Premium calculated as twenty percent (20%) of the aggregate original Total Invoice Cost of the Equipment (as specified on this Schedule).  Upon receipt by Lessor of the Termination Rental Premium, Lessor shall release its interest in the Equipment and convey assign, transfer and set over to Lessee or its designee the interest in the Equipment received by Lessor in Section 10 hereof, on an “AS IS, WHERE IS” basis without representation and warranty of any kind other than the Equipment being free of Liens created by or arising through Lessor.

[Signature Page Follows]

3

DATE OF EXECUTION: October 29, 2015

FIRST FINANCIAL EQUIPMENT FINANCE
Lessor

By:	/S/ BENJAMIN ROSENSWEET
Name:	Benjamin Rosensweet
Title:	Sales Executive

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.
Lessee

By:	ALLIANCE RESOURCE MANAGEMENT GP, LLC
its Managing General Partner

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

HAMILTON COUNTY COAL, LLC
Lessee

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

WHITE OAK RESOURCES LLC
Lessee

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

EQUIPMENT SCHEDULE NO. 143974612

FIRST FINANCIAL EQUIPMENT FINANCE

REAL PROPERTY WAIVER

THIS REAL PROPERTY WAIVER (this “Waiver”) is made as of the 29th day of October, 2015 for the benefit of FIRST FINANCIAL EQUIPMENT FINANCE, its successors and assigns (hereinafter the “Lessor”), and is given by the undersigned.

The undersigned has the interest described below in the premises more specifically described on the attached schedule (the “Premises”).  The Premises are now occupied in whole or in part by one or more of ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (“ARLP”), HAMILTON COUNTY COAL, LLC, a Delaware limited liability company (“HCC”) and WHITE OAK RESOURCES LLC, a Delaware limited liability company (“White Oak”), and their respective successors and permitted assigns (ARLP, HCC and White Oak, collectively and jointly and severally, “Lessee”), and Lessee desires to lease from Lessor certain equipment which is already on or is to be delivered to or installed on the Premises, all of said equipment being more fully described on the schedule attached hereto (hereinafter collectively the “Equipment”), all of which Equipment is now or hereafter may become subject to a Master Lease Agreement (hereinafter the “Agreement”) between PNC Equipment Finance, LLC, and Lessee; to be used in connection with the business of Lessee as now or hereafter conducted.

Lessor is willing to lease the Equipment to Lessee, provided that the undersigned recognizes Lessor’s interest in and to the Equipment.

NOW, THEREFORE, in consideration of the premises and the sum of Ten Dollars ($10.00) in hand paid, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby consents and agrees as follows:

1.    Lessor has a security interest in the Equipment to be leased to Lessee by Lessor.

2.    All the Equipment may be kept, installed, maintained, used and operated in the Premises; and shall remain personal property notwithstanding the manner or mode of the attachment of such Equipment to the realty and shall not become fixtures.

3.    The undersigned waives and agrees not to assert any lien, claim or interest which the undersigned may now have or hereafter may acquire against or in the Equipment by virtue of the undersigned’s interest in the real property, or otherwise.

4.    In the event of default by Lessee in the performance of any of its obligations pursuant to the Agreement or any extension or renewal of said Agreement, Lessor may:  (a) abandon the Equipment in place, (b) assemble the Equipment and conduct an auction of the Equipment on the Premises, or (c) remove the Equipment from the Premises in accordance with the terms and conditions of said Agreement.

5.    Lessor may, without affecting the validity of this Waiver, extend the time of the payment of any rental or the performance of any of the other terms and conditions of the Agreement, without the consent of, and without giving notice thereof to, the undersigned.

6.    This Waiver shall inure to the benefit of the successors and assigns of Lessor and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

IN WITNESS WHEREOF, the undersigned has caused this Real Property Waiver to be duly executed as of the day and year first above written.

INTEREST IN PREMISES:	ALLIANCE WOR PROPERTIES, LLC

☐ OWNER
☒ LANDLORD	By:
☐ MORTGAGEE	Name:
Title:

2

STATE OF	:
SS:
COUNTY OF	:

The undersigned, a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, hereby certifies that on this         day of October, 2015, personally appeared before me                       ,  to me personally known and known to be the person who signed the foregoing Real Property Waiver, who, being by me duly sworn and being informed of the contents of said Waiver, stated and acknowledged on oath that he signed, sealed and delivered same with authority as his free and voluntary act and deed, for the uses, purposes and considerations therein mentioned and set forth.

My Commission Expires:
,	Notary Public

PREPARED BY:

Womble Carlyle Sandridge & Rice, LLP

250 West Pratt Street, Suite 1300

Baltimore, Maryland  21201

3

SCHEDULE A

“PREMISES”

The Premises are:

The entirety of Mine #1 with its portal located at 18033 Co. Rd. 500 E., Dahlgren, IL 62828. This mine is located in Hamilton County, Illinois.

4

SCHEDULE B

“EQUIPMENT”

Manufacturer and/or
Vendor Name & Invoice No.	Description

Joy Global Invoice No. 9404596420	One (1) 2013 Joy Global Model RS218 Gate End Shield serial number FE004 and Joy Serial No. RS03321

Joy Global Invoice No. 9404596420	Twenty-five (25) 2013 Joy Global Model RS218 Face Shields with serial numbers ROF085 through and including ROF109 and Joy Serial No(s) RS03194 through and including RS03218

Joy Global Invoice No. 9404315435	One (1) 2013 Joy Global Model 14CM27-11EX Continuous Miner with serial number JM7034

Joy Global Bill of Lading dated 10/15/14	One (1) 2014 Joy Global Model BH20B Rebuilt Coal Hauler with serial number BH1119C which includes LaMache Dual Battery Charger Model A85MD2 and 3 Battery Sets with Trays

Fairchild International Invoice No. 541368	One (1) 2013 Fairchild Model 35C-WHPD Diesel Scoop with serial number T600-109

Fairchild International Invoice No. 541369	One (1) 2013 Fairchild Model 35C-WHPD Diesel Scoop with serial number T600-110

GE Fairchild Invoice No. 541391	One (1) 2013 GE Fairchild Model 35C-WHPD Diesel Scoop with serial number T600-111

5

FIRST FINANCIAL EQUIPMENT FINANCE

RIDER NO. 1 TO EQUIPMENT SCHEDULE NO. 143974612

To and part of Equipment Schedule No. 143974612 dated as of the       day of October, 2015 (the “Schedule”), among FIRST FINANCIAL EQUIPMENT FINANCE, its successors and assigns (“Lessor”), and ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (“ARLP”), HAMILTON COUNTY COAL, LLC, a Delaware limited liability company (“HCC”) and WHITE OAK RESOURCES LLC, a Delaware limited liability company (“White Oak”), and their respective successors and permitted assigns (ARLP, HCC and White Oak, collectively and jointly and severally, “Lessee”).  The Equipment Schedule is executed pursuant to and incorporates by reference the terms and conditions of that certain Master Lease Agreement dated as of October   , 2015, among Lessee and PNC Equipment Finance, LLC.

ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

1.    As used herein, the following terms shall have the following meaning:

(a)        “Adverse Environmental Condition”: shall mean (i) the existence or the continuation of the existence, of an Environmental Contamination (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Contamination), of, or exposure to, any substance, chemical, material, pollutant, Hazardous Substance, odor or audible noise or other release or emission in, into or onto the environment (including without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment, or (iii) the violation, or alleged violation, of any Environmental Law, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any of the Equipment.

(b)        “Affiliate” shall mean, with respect to any given person, any person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person.

(c)         “Environmental Claim” shall mean any accusation, allegation, notice of violation, claim, demand, abatement or other order or direction (conditional or otherwise) by any governmental authority or any person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

(d)        “Environmental Contamination” shall mean any actual or threatened release, spill, emission, leaking, pumping, injection, presence, deposit, abandonment, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Hazardous Substance or other substance through or in the air, soil, surface water, groundwater or property.

(e)         “Environmental Law” shall mean any present or future Federal, foreign, state or local law, ordinance, order, rule or regulation and all judicial, administrative and regulatory decrees, judgments and orders, pertaining to health, industrial hygiene, the use, disposal or transportation of Hazardous Substances, Environmental Contamination, or pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) (42 U.S.C. §9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. §1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.), the Clean Air Act (42 U.S.C. §7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. §1361 et seq.), the Occupational Safety and Health Act (19 U.S.C. §651 et seq.), the Noise Control Act of 1972 (42 U.S.C. §4901 et seq.), and the Hazardous and Solid Waste Amendments (42 U.S.C. §2601 et seq.), as these laws have been or may be amended or supplemented, and any successor thereto, and any analogous foreign, state or local statutes, and the rules, regulations and orders promulgated pursuant thereto.

(f)          “Environmental Loss” shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys’ fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

(g)   “Equipment” shall mean the Equipment described on this Schedule.

(h)        “Hazardous Substances” shall mean and include hazardous substances as defined in CERCLA; oil of any kind, petroleum products and their by-products, including, but not limited to, sludge or residue; asbestos containing materials; polychlorinated biphenyls; any and all other hazardous or toxic substances; hazardous waste, as defined in CERCLA; medical waste; infectious waste; those substances listed in the United States Department of Transportation Table (49 C.F.R. §172.101); explosives; radioactive materials; and all other pollutants, contaminants and other substances regulated or controlled by the Environmental Laws and any other substance that requires special handling in its collection, storage, treatment or disposal under the Environmental Laws.

2.            Lessee hereby represents, warrants and covenants that:  (a) it has conducted, and will continue to conduct, its business operations, and throughout the term of the Lease will use the Equipment, so as to comply with all Environmental Laws; (b) as of the date hereof, and as of the date of execution of each Schedule, except as have been previously disclosed in writing by Lessee to Lessor, there are no Hazardous Substances generated, treated, handled, stored, transported, discharged, emitted, released or otherwise disposed of in connection with Lessee’s use of the Equipment; and (c) Lessee has, and throughout the term of the Lease will continue to have, in full force and effect all Federal, state and local licenses, permits, orders and approvals required to operate the Equipment in compliance with all Environmental Laws.

3.            Lessee agrees that if required to return the Equipment or any item thereof to Lessor or Lessor’s agents, Lessee shall return such Equipment free from all Hazardous Substances and otherwise fully in compliance with all Environmental Laws.

4.            Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless each Indemnitee from and against any Environmental Claim or Environmental Loss.

5.            The provisions of this Rider shall survive any expiration or termination of the Lease.

[Signature page follows]

2

FIRST FINANCIAL EQUIPMENT FINANCE	ALLIANCE RESOURCE OPERATING PARTNERS, L.P.
Lessor	Lessee

By: ALLIANCE RESOURCE MANAGEMENT GP, LLC
its Managing General Partner

By:	By:
Name:	Name: Cary P. Marshall
Title:	Title: Vice President - Corporate Finance and Treasurer

HAMILTON COUNTY COAL, LLC
Lessee

By:
Name: Cary P. Marshall
Title: Vice President - Corporate Finance and Treasurer

WHITE OAK RESOURCES LLC
Lessee

By:
Name: Cary P. Marshall
Title: Vice President - Corporate Finance and Treasurer

RIDER NO. 1 TO EQUIPMENT SCHEDULE NO. 143974612

FIRST FINANCIAL EQUIPMENT FINANCE

SCHEDULE OF EQUIPMENT

Lessee:	ALLIANCE RESOURCE OPERATING PARTNERS, L.P.,
HAMILTON COUNTY COAL, LLC AND WHITE
OAK RESOURCES LLC

Approved by		Page No. 1 of 1 total pages
(Lessee to initial each page)

Attached to Equipment Schedule No. 143974612		Equipment located at:
18033 Co. Rd. 500 E.
Street No.
		Dahlgren	Hamilton	IL 62828
		City	County	State ZIP Code

Manufacturer and/or		Invoice
Vendor Name & Invoice No.	Description	Cost

Joy Global	One (1) 2013 Joy Global Model RS218 Gate End
Invoice No. 9404596420	Shield serial number FE004 and Joy Serial No. RS03321

Joy Global	Twenty-five (25) 2013 Joy Global Model RS218 Face Shields with serial numbers ROF085 through and including ROF109
Invoice No. 9404596420	and Joy Serial No(s) RS03194 through and including RS03218

Joy Global	One (1) 2013 Joy Global Model 14CM27-11EX
Invoice No. 9404315435	Continuous Miner with serial number JM7034

Joy Global	One (1) 2014 Joy Global Model BH20B Rebuilt Coal Hauler with serial number BH1119C which includes LaMache
Bill of Lading dated 10/15/14	Dual Battery Charger Model A85MD2 and 3
Battery Sets with Trays

Fairchild International	One (1) 2013 Fairchild Model 35C-WHPD Diesel
Invoice No. 541368	Scoop with serial number T600-109

Fairchild International	One (1) 2013 Fairchild Model 35C-WHPD
Invoice No. 541369	Diesel Scoop with serial number T600-110

GE Fairchild	One (1) 2013 GE Fairchild Model 35C-WHPD
Invoice No. 541391	Diesel Scoop with serial number T600-111

Total: $10,000,000.00

BEVERLY BANK & TRUST COMPANY, N.A.

EQUIPMENT SCHEDULE NO. 143974610

executed pursuant to that certain Master Lease Agreement dated as of October 29, 2015 (the “Master Lease Agreement”), among Alliance Resource Operating Partners, L.P., Hamilton County Coal, LLC, and White Oak Resources LLC (collectively, “Lessee”) and PNC Equipment Finance, LLC, which is incorporated herein by reference.  This Equipment Schedule, incorporating by reference the terms and conditions of the Master Lease Agreement, constitutes a separate instrument of lease (the “Lease”) between Lessee and Beverly Bank & Trust Company, N.A. (“Lessor”).  To the extent of any conflict or inconsistency between the terms of this Equipment Schedule and the Master Lease Agreement, the terms of this Equipment Schedule shall prevail.

1.              EQUIPMENT.  The Equipment leased hereunder shall be as set forth in the schedule attached hereto.

TOTAL INVOICE COST:  $5,000,000.00

2.              TERM.  Upon and after the date of execution hereof, the Equipment shall be subject to the terms and conditions provided herein and in the Lease.

A full term of lease with respect to said Equipment shall commence on the date hereof and shall extend for forty-eight (48) months after the 30th day of October, 2015 (the “Base Lease Commencement Date”).

3.              RENT.  From and after the Base Lease Commencement Date, the monthly rent for said Equipment during the term of this Lease shall be $94,700.63, computed as 1.89401% of the Total Invoice Cost specified above.  Rent payments shall be made, in arrears, on the 30th day of the month for each month during the term of this Lease (unless such payment is due in a month in which there is no 30th day, in which case such payment would be due on the last day of the month), commencing on November 30, 2015.

4.              LESSEE’S CONFIRMATION.  Lessee hereby confirms and warrants to Lessor that the Equipment:  (a) was duly delivered to Lessee at the location specified in Section 5 hereof; (b) has been received, inspected and determined to be in compliance with all applicable specifications and that the Equipment is hereby accepted for all purposes of the Lease; and (c) is a part of the “Equipment” referred to in the Lease and is taken subject to all terms and conditions therein and herein provided.  Lessee hereby represents and warrants to Lessor that, as of the date hereof, there is no Default or Event of Default under any Schedule or any other Lease Document (as such terms are defined in the Lease).

5.              LOCATION OF EQUIPMENT.  The location of the Equipment is specified on the Schedule of Equipment attached hereto.

6.              LATE CHARGE RATE.  The Late Charge Rate shall be two (2) percent (provided, however, that if such rate exceeds the highest rate permitted by applicable law, then the Late Charge Rate shall be the highest rate permitted by applicable law).

7.              COMMERCIAL LIABILITY INSURANCE.  The amount of commercial liability insurance referenced in Section 11 of the Lease is $25,000,000.00.

8.  PERSONAL PROPERTY TAXES.  Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment, and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing.

9.              SCHEDULE OF STIPULATED LOSS VALUES.  This Schedule of Stipulated Loss Values shall be applicable solely to the Equipment described in this Equipment Schedule.

1

Rent Payment No.	Percent of Total Invoice Cost
0	103.000
1	101.360
2	99.730
3	98.080
4	96.440
5	94.790
6	93.130
7	91.470
8	89.810
9	88.150
10	86.480
11	84.800
12	83.120
13	81.440
14	79.760
15	78.070
16	76.370
17	74.680
18	72.970
19	71.270
20	69.560
21	67.840
22	66.130
23	64.400
24	62.680
25	60.950
26	59.210
27	57.480
28	55.730
29	53.990
30	52.240
31	50.480
32	48.720
33	46.960
34	45.190
35	43.420
36	41.640
37	39.860
38	38.080
39	36.290
40	34.500
41	32.700
42	30.900
43	29.090
44	27.280
45	25.470
46	23.650
47	21.830
48	20.000

10.  CONVEYANCE OF INTEREST.  In consideration of the payment by Lessor of the amount specified herein as the Total Invoice Cost of the items of Equipment listed on the Schedule of Equipment attached hereto, the receipt and sufficiency of which are hereby acknowledged, Lessee does hereby convey, assign, transfer and set over to Lessor an interest in such Equipment, together with whatever claims and rights Lessee may have against the manufacturer and/or supplier of such Equipment, including (but not limited to) all warranties with respect thereto. The conveyance

2

contemplated hereby is solely for the purpose of granting to Lessor a security interest in the Equipment. All Equipment in which an interest is conveyed hereby shall remain in the possession of Lessee pursuant to the Lease.

Lessee represents and warrants that:  (a) Lessee has good and marketable title to such Equipment conveyed hereunder and does hereby transfer an interest therein free and clear of any and all encumbrances, liens, charges or defects; (b) the sale of such Equipment (1) has been duly authorized by all necessary action on the part of Lessee, (2) does not require the consent of any stockholder, member, trustee or holders of any indebtedness of Lessee, except such as have been duly obtained, and (3) does not and will not contravene any law, governmental rule, regulation or order now binding on Lessee, or the organizational documents of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Lessee under, any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it or its property is bound; and (c) no filing or recordation must be made, no notice must be given, and no other action must be taken with respect to any state or local jurisdiction, or any person, in order to preserve to Lessor all the rights transferred hereby.

11.  PAYMENT AUTHORIZATION.  Lessor is hereby irrevocably authorized and directed to pay the Total Invoice Cost specified above as follows:

Company Name	Wire Instructions	Amount
Alliance Resource Operating Partners, L.P.	Bank Name: Fifth Third Bank ABA #: 042000314 Account Name: Alliance Resource Operating Partners, L.P. Account #: [redacted] Reference: Alliance—Beverly Bank & Trust Company, N.A.	$5,000,000.00

Lessor is hereby authorized to insert such factually correct information as is necessary to complete this Equipment Schedule, including (without limitation) the date of execution, and the rental payment amount(s) and factor(s).

12.  TERMINATION RENTAL PREMIUM.  Upon the expiration of the term of the Lease, Lessee promptly shall pay to Lessor without notice or demand therefor and together with all other amounts then due and payable hereunder, in cash, a Termination Rental Premium calculated as twenty percent (20%) of the aggregate original Total Invoice Cost of the Equipment (as specified on this Schedule).  Upon receipt by Lessor of the Termination Rental Premium, Lessor shall release its interest in the Equipment and convey assign, transfer and set over to Lessee or its designee the interest in the Equipment received by Lessor in Section 10 hereof, on an “AS IS, WHERE IS” basis without representation and warranty of any kind other than the Equipment being free of Liens created by or arising through Lessor.

[Signature Page Follows]

3

DATE OF EXECUTION: October 29, 2015

BEVERLY BANK & TRUST COMPANY, N.A.
Lessor

By:	/S/ JACK RIVES
Name:	Jack Rives
Title:	Vice President

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.
Lessee

By: ALLIANCE RESOURCE MANAGEMENT GP, LLC
its Managing General Partner

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

HAMILTON COUNTY COAL, LLC
Lessee

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

WHITE OAK RESOURCES LLC
Lessee

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

EQUIPMENT SCHEDULE NO. 143974610

BEVERLY BANK & TRUST COMPANY, N.A.

REAL PROPERTY WAIVER

THIS REAL PROPERTY WAIVER (this “Waiver”) is made as of the 29th day of October, 2015 for the benefit of BEVERLY BANK & TRUST COMPANY, N.A., its successors and assigns (hereinafter the “Lessor”), and is given by the undersigned.

The undersigned has the interest described below in the premises more specifically described on the attached schedule (the “Premises”).  The Premises are now occupied in whole or in part by one or more of ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (“ARLP”), HAMILTON COUNTY COAL, LLC, a Delaware limited liability company (“HCC”) and WHITE OAK RESOURCES LLC, a Delaware limited liability company (“White Oak”), and their respective successors and permitted assigns (ARLP, HCC and White Oak, collectively and jointly and severally, “Lessee”), and Lessee desires to lease from Lessor certain equipment which is already on or is to be delivered to or installed on the Premises, all of said equipment being more fully described on the schedule attached hereto (hereinafter collectively the “Equipment”), all of which Equipment is now or hereafter may become subject to a Master Lease Agreement (hereinafter the “Agreement”) between PNC Equipment Finance, LLC, and Lessee; to be used in connection with the business of Lessee as now or hereafter conducted.

Lessor is willing to lease the Equipment to Lessee, provided that the undersigned recognizes Lessor’s interest in and to the Equipment.

NOW, THEREFORE, in consideration of the premises and the sum of Ten Dollars ($10.00) in hand paid, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby consents and agrees as follows:

1.             Lessor has a security interest in the Equipment to be leased to Lessee by Lessor.

2.             All the Equipment may be kept, installed, maintained, used and operated in the Premises; and shall remain personal property notwithstanding the manner or mode of the attachment of such Equipment to the realty and shall not become fixtures.

3.             The undersigned waives and agrees not to assert any lien, claim or interest which the undersigned may now have or hereafter may acquire against or in the Equipment by virtue of the undersigned’s interest in the real property, or otherwise.

4.             In the event of default by Lessee in the performance of any of its obligations pursuant to the Agreement or any extension or renewal of said Agreement, Lessor may:  (a) abandon the Equipment in place, (b) assemble the Equipment and conduct an auction of the Equipment on the Premises, or (c) remove the Equipment from the Premises in accordance with the terms and conditions of said Agreement.

5.             Lessor may, without affecting the validity of this Waiver, extend the time of the payment of any rental or the performance of any of the other terms and conditions of the Agreement, without the consent of, and without giving notice thereof to, the undersigned.

6.             This Waiver shall inure to the benefit of the successors and assigns of Lessor and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

IN WITNESS WHEREOF, the undersigned has caused this Real Property Waiver to be duly executed as of the day and year first above written.

INTEREST IN PREMISES:	ALLIANCE WOR PROPERTIES, LLC

☐ OWNER
☒ LANDLORD	By:
☐ MORTGAGEE	Name:
Title:

2

STATE OF	:
SS:
COUNTY OF	:

The undersigned, a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, hereby certifies that on this         day of October, 2015, personally appeared before me                       ,  to me personally known and known to be the person who signed the foregoing Real Property Waiver, who, being by me duly sworn and being informed of the contents of said Waiver, stated and acknowledged on oath that he signed, sealed and delivered same with authority as his free and voluntary act and deed, for the uses, purposes and considerations therein mentioned and set forth.

My Commission Expires:
,	Notary Public

PREPARED BY:

Womble Carlyle Sandridge & Rice, LLP

250 West Pratt Street, Suite 1300

Baltimore, Maryland  21201

3

SCHEDULE A

“PREMISES”

The Premises are:

The entirety of Mine #1 with its portal located at 18033 Co. Rd. 500 E., Dahlgren, IL 62828. This mine is located in Hamilton County, Illinois.

4

SCHEDULE B

“EQUIPMENT”

Manufacturer and/or Vendor Name & Invoice No.	Description

Joy Global Invoice No. 9404596420	One (1) 2013 Joy Global Model RS218 Gate End Shield with serial number FE001 and Joy Serial No. RS03318

Joy Global Invoice No. 9404596420	Thirteen (13) 2013 Joy Global Model RS218 Face Shields with serial numbers ROF006 through and including ROF018 and Joy Serial No(s) RS03115 through RS03127

Ulintah Machine Invoice No. 0027530-IN	Three (3) 2011 Uintah Model 7064 Diesel Powered Coal Haulers/Ram Cars with serial numbers 27530-1, 27530-2 and 27530-3 originally built by Jeffery Model 4114.

Joy Global Bill of Lading dated 10/15/14	One (1) 2014 Joy Global Model BH20B Rebuilt Coal Hauler with serial number BH1116C which includes LaMache Dual Battery Charger Model A85MD2 and 3 Battery Sets with Trays

5

BEVERLY BANK & TRUST COMPANY, N.A.

RIDER NO. 1 TO EQUIPMENT SCHEDULE NO. 143974610

To and part of Equipment Schedule No. 143974610 dated as of the       day of October, 2015 (the “Schedule”), among Beverly Bank & Trust Company, N.A., its successors and assigns (“Lessor”), and ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (“ARLP”), HAMILTON COUNTY COAL, LLC, a Delaware limited liability company (“HCC”) and WHITE OAK RESOURCES LLC, a Delaware limited liability company (“White Oak”), and their respective successors and permitted assigns (ARLP, HCC and White Oak, collectively and jointly and severally, “Lessee”).  The Equipment Schedule is executed pursuant to and incorporates by reference the terms and conditions of that certain Master Lease Agreement dated as of October   , 2015, among Lessee and PNC Equipment Finance, LLC.

ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

1.    As used herein, the following terms shall have the following meaning:

(a)        “Adverse Environmental Condition”: shall mean (i) the existence or the continuation of the existence, of an Environmental Contamination (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Contamination), of, or exposure to, any substance, chemical, material, pollutant, Hazardous Substance, odor or audible noise or other release or emission in, into or onto the environment (including without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment, or (iii) the violation, or alleged violation, of any Environmental Law, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any of the Equipment.

(b)        “Affiliate” shall mean, with respect to any given person, any person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person.

(c)         “Environmental Claim” shall mean any accusation, allegation, notice of violation, claim, demand, abatement or other order or direction (conditional or otherwise) by any governmental authority or any person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

(d)        “Environmental Contamination” shall mean any actual or threatened release, spill, emission, leaking, pumping, injection, presence, deposit, abandonment, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Hazardous Substance or other substance through or in the air, soil, surface water, groundwater or property.

(e)         “Environmental Law” shall mean any present or future Federal, foreign, state or local law, ordinance, order, rule or regulation and all judicial, administrative and regulatory decrees, judgments and orders, pertaining to health, industrial hygiene, the use, disposal or transportation of Hazardous Substances, Environmental Contamination, or pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) (42 U.S.C. §9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. §1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.), the Clean Air Act (42 U.S.C. §7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. §1361 et seq.), the Occupational Safety and Health Act (19 U.S.C. §651 et seq.), the Noise Control Act of 1972 (42 U.S.C. §4901 et seq.), and the Hazardous and Solid Waste Amendments (42 U.S.C. §2601 et seq.), as these laws have been or may be amended or supplemented, and any successor thereto, and any analogous foreign, state or local statutes, and the rules, regulations and orders promulgated pursuant thereto.

(f)          “Environmental Loss” shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys’ fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

(g)   “Equipment” shall mean the Equipment described on this Schedule.

(h)        “Hazardous Substances” shall mean and include hazardous substances as defined in CERCLA; oil of any kind, petroleum products and their by-products, including, but not limited to, sludge or residue; asbestos containing materials; polychlorinated biphenyls; any and all other hazardous or toxic substances; hazardous waste, as defined in CERCLA; medical waste; infectious waste; those substances listed in the United States Department of Transportation Table (49 C.F.R. §172.101); explosives; radioactive materials; and all other pollutants, contaminants and other substances regulated or controlled by the Environmental Laws and any other substance that requires special handling in its collection, storage, treatment or disposal under the Environmental Laws.

2.            Lessee hereby represents, warrants and covenants that:  (a) it has conducted, and will continue to conduct, its business operations, and throughout the term of the Lease will use the Equipment, so as to comply with all Environmental Laws; (b) as of the date hereof, and as of the date of execution of each Schedule, except as have been previously disclosed in writing by Lessee to Lessor, there are no Hazardous Substances generated, treated, handled, stored, transported, discharged, emitted, released or otherwise disposed of in connection with Lessee’s use of the Equipment; and (c) Lessee has, and throughout the term of the Lease will continue to have, in full force and effect all Federal, state and local licenses, permits, orders and approvals required to operate the Equipment in compliance with all Environmental Laws.

3.            Lessee agrees that if required to return the Equipment or any item thereof to Lessor or Lessor’s agents, Lessee shall return such Equipment free from all Hazardous Substances and otherwise fully in compliance with all Environmental Laws.

4.            Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless each Indemnitee from and against any Environmental Claim or Environmental Loss.

5.            The provisions of this Rider shall survive any expiration or termination of the Lease.

[Signature page follows]

2

BEVERLY BANK & TRUST COMPANY, N.A.	ALLIANCE RESOURCE OPERATING PARTNERS, L.P.
Lessor	Lessee

By: ALLIANCE RESOURCE MANAGEMENT GP, LLC
its Managing General Partner
By:
Name:	By:
Title:	Name: Cary P. Marshall
Title: Vice President - Corporate Finance and Treasurer

HAMILTON COUNTY COAL, LLC
Lessee

By:
Name: Cary P. Marshall
Title: Vice President - Corporate Finance and Treasurer

WHITE OAK RESOURCES LLC
Lessee

By:
Name: Cary P. Marshall
Title: Vice President - Corporate Finance and Treasurer

RIDER NO. 1 TO EQUIPMENT SCHEDULE NO. 143974610

BEVERLY BANK & TRUST COMPANY, N.A.

SCHEDULE OF EQUIPMENT

Lessee: ALLIANCE RESOURCE OPERATING PARTNERS, L.P.,

HAMILTON COUNTY COAL, LLC AND WHITE

OAK RESOURCES LLC

Approved by		Page No. 1 of 1 total pages
(Lessee to initial each page)

Attached to Equipment Schedule No. 143974610		Equipment located at:
18033 Co. Rd. 500 E.
Street No.
		Dahlgren	Hamilton	IL 62828
		City	County	State ZIP Code

Manufacturer and/or Vendor Name & Invoice No.	Description	Invoice Cost

Joy Global Invoice No. 9404596420	One (1) 2013 Joy Global Model RS218 Gate End Shield with serial number FE001 and Joy Serial No. RS03318

Joy Global Invoice No. 9404596420	Thirteen (13) 2013 Joy Global Model RS218 Face Shields with serial numbers ROF006 through and including ROF018 and Joy Serial No(s) RS03115 through RS03127

Ulintah Machine Invoice No. 0027530-IN	Three (3) 2011 Uintah Model 7064 Diesel Powered Coal Haulers/Ram Cars with serial numbers 27530-1, 27530-2 and 27530-3 originally built by Jeffery Model 4114.

Joy Global Bill of Lading dated 10/15/14	One (1) 2014 Joy Global Model BH20B Rebuilt Coal Hauler with serial number BH1116C which includes LaMache Dual Battery Charger Model A85MD2 and 3 Battery Sets with Trays

Total: $5,000,000.00